                                                                    Exhibit 10.9


                                U.S. $130,000,000

                     AMENDED AND RESTATED CREDIT AGREEMENT,

                           dated as of August 7, 1998,

                  (amending and restating the Credit Agreement,
                           dated as of July 10, 1997)

                                      among

                             WILSON GREATBATCH LTD.
                          (the successor by merger with
                             WGL ACQUISITION CORP.)
                                as the Borrower,

                         VARIOUS FINANCIAL INSTITUTIONS,
                                 as the Lenders,

                           DLJ CAPITAL FUNDING, INC.,
                    as the Syndication Agent for the Lenders,

                             HELLER FINANCIAL, INC.,
                   as the Documentation Agent for the Lenders,

                                       and

                              FLEET NATIONAL BANK,
                  as the Administrative Agent for the Lenders.



                                   ARRANGED BY

               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                                TABLE OF CONTENTS


SECTION                                                                     PAGE

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

1.1.    Defined Terms.......................................................   4
1.2.    Use of Defined Terms................................................  39
1.3.    Cross-References....................................................  39
1.4.    Accounting and Financial Determinations.............................  39


                                   ARTICLE II

                    CONTINUATION AND REALLOCATION OF EXISTING
                      LOANS AND EXISTING LETTERS OF CREDIT,
                 COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES,
                           NOTES AND LETTERS OF CREDIT

2.1.    Commitments.........................................................  40
2.1.1.  Term Loan Commitments...............................................  40
2.1.2.  Revolving Loan Commitment and Swing Line Loan Commitment............  41
2.1.3.  Letter of Credit Commitment.........................................  42
2.1.4.  Lenders Not Required to Make the Loans..............................  43
2.1.5.  Issuer Not Required to Issue Letters of Credit......................  43
2.1.6.  Assignment and Reallocation of Existing Commitments and
          Existing Loans....................................................  43
2.2.    Reduction of the Commitment Amounts.................................  46
2.2.1.  Optional............................................................  46
2.3.    Borrowing Procedures and Funding Maintenance........................  46
2.3.1.  Additional Term Loans and Revolving Loans...........................  46
2.3.2.  Swing Line Loans....................................................  47
2.4.    Continuation and Conversion Elections...............................  48
2.5.    Funding.............................................................  49
2.6.    Issuance Procedures.................................................  49
2.6.1.  Other Lenders' Participation........................................  50
2.6.2.  Disbursements; Conversion to Revolving Loans........................  50
2.6.3.  Reimbursement.......................................................  51
2.6.4.  Deemed Disbursements................................................  51
2.6.5.  Nature of Reimbursement Obligations.................................  51
2.7.    Notes...............................................................  52

                                TABLE OF CONTENTS
                                   (continued)

SECTION                                                                     PAGE

2.8.    Registered Notes....................................................  52


                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

3.1.    Repayments and Prepayments; Application.............................  53
3.1.1.  Repayments and Prepayments..........................................  53
3.1.2.  Application.........................................................  57
3.2.    Interest Provisions.................................................  58
3.2.1.  Rates...............................................................  58
3.2.2.  Post-Maturity Rates.................................................  58
3.2.3.  Payment Dates.......................................................  58
3.3.    Fees................................................................  59
3.3.1.  Commitment Fee......................................................  59
3.3.2.  Administrative Agent Fee............................................  59
3.3.3.  Letter of Credit Fee................................................  59


                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

4.1.    LIBO Rate Lending Unlawful..........................................  60
4.2.    Deposits Unavailable................................................  60
4.3.    Increased LIBO Rate Loan Costs, etc.................................  60
4.4.    Funding Losses......................................................  61
4.5.    Increased Capital Costs.............................................  61
4.6.    Taxes...............................................................  62
4.7.    Payments, Computations, etc.........................................  64
4.8.    Sharing of Payments.................................................  64
4.9.    Setoff..............................................................  65
4.10.   Mitigation..........................................................  65
4.11.   Replacement of Lenders..............................................  65

                                TABLE OF CONTENTS
                                   (continued)

SECTION                                                                     PAGE

                                    ARTICLE V

                            CONDITIONS TO RESTATEMENT
                       EFFECTIVENESS AND CREDIT EXTENSIONS

5.1.    Initial Credit Extension............................................  66
5.1.1.  Resolutions, etc....................................................  66
5.1.2.  Hittman Acquisition Agreement.......................................  67
5.1.3.  Consummation of the Hittman Acquisition.............................  67
5.1.4.  Restatement Effective Date Certificate..............................  67
5.1.5.  Delivery of Notes...................................................  67
5.1.6.  Affirmation and Consent.............................................  67
5.1.7.  Payment of Outstanding Indebtedness, etc............................  67
5.1.8.  Subsidiary Guaranty.................................................  68
5.1.9.  Borrower Pledge Agreement...........................................  68
5.1.10. Security Agreement..................................................  68
5.1.11. Mortgage Amendments.................................................  69
5.1.12. Financial Information, etc..........................................  69
5.1.13. Solvency, etc. .....................................................  69
5.1.14. Litigation..........................................................  69
5.1.15. Material Adverse Change.............................................  69
5.1.16. Opinions of Counsel.................................................  69
5.1.17. Perfection Certificate..............................................  70
5.1.18. Reliance Letters....................................................  70
5.1.19. Closing Fees, Expenses, etc.........................................  70
5.1.20. Satisfactory Legal Form.............................................  70
5.2.    All Credit Extensions...............................................  70
5.2.1.  Compliance with Warranties, No Default, etc.........................  70
5.2.2.  Credit Extension Request............................................  70


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

6.1.    Organization, etc...................................................  71
6.2.    Due Authorization, Non-Contravention, etc...........................  71
6.3.    Government Approval, Regulation, etc. ..............................  71
6.4.    Validity, etc.......................................................  72

                                TABLE OF CONTENTS
                                   (continued)

SECTION                                                                     PAGE

6.5.    Financial Information...............................................  72
6.6.    No Material Adverse Change..........................................  72
6.7.    Litigation, Labor Controversies, etc................................  72
6.8.    Subsidiaries........................................................  73
6.9.    Ownership of Properties.............................................  73
6.10.   Taxes...............................................................  73
6.11.   Pension and Welfare Plans...........................................  73
6.12.   Environmental Matters...............................................  73
6.13.   Regulations U and X.................................................  74
6.14.   Accuracy of Information.............................................  75
6.15.   Solvency............................................................  75
6.16.   Year 2000 Problem...................................................  75


                                   ARTICLE VII

                                    COVENANTS

7.1.    Affirmative Covenants...............................................  76
7.1.1.  Financial Information, Reports, Notices, etc........................  76
7.1.2.  Compliance with Laws, etc...........................................  78
7.1.3.  Maintenance of Properties...........................................  78
7.1.4.  Insurance...........................................................  78
7.1.5.  Books and Records...................................................  78
7.1.6.  Environmental Covenant..............................................  79
7.1.7.  Future Subsidiaries; Material Subsidiaries..........................  79
7.1.8.  Future Leased Property and Future Acquisitions of Real Property;
          Future Acquisition of Other Property..............................  80
7.1.9.  Use of Proceeds, etc................................................  81
7.1.10. Hedging Obligations.................................................  81
7.1.11. Leasehold Mortgage..................................................  81
7.2.    Negative Covenants..................................................  82
7.2.1.  Business Activities.................................................  82
7.2.2.  Indebtedness........................................................  82
7.2.3.  Liens...............................................................  84
7.2.4.  Financial Covenants.................................................  86
7.2-5.  Investments.........................................................  87
7.2.6.  Restricted Payments, etc............................................  89
7.2.7.  Capital Expenditures, etc...........................................  90

                                TABLE OF CONTENTS
                                   (continued)

SECTION                                                                     PAGE

7.2.8.  Consolidation, Merger, etc..........................................  91
7.2.9.  Asset Dispositions, etc.............................................  91
7.2.10. Modification of Certain Agreements..................................  92
7.2.11. Transactions with Affiliates........................................  92
7.2.12. Negative Pledges, Restrictive Agreements, etc.......................  92
7.2.13. Stock of Subsidiaries...............................................  93
7.2.14  Sale and Leaseback..................................................  93


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

8.1.    Listing of Events of Default........................................  93
8.1.1.  Non-Payment of Obligations..........................................  93
8.1.2.  Breach of Warranty..................................................  93
9.1.3.  Non-Performance of Certain Covenants and Obligations................  94
8.1.4.  Non-Performance of Other Covenants and Obligations..................  94
8.1.5.  Default on Other Indebtedness.......................................  94
8.1.6.  Judgments...........................................................  94
8.1.7.  Pension Plans.......................................................  94
8.1.8.  Change in Control...................................................  94
8.1.9.  Bankruptcy, Insolvency, etc.........................................  95
8.1.10. Impairment of Security, etc.........................................  95
8.1.11. Subordinated Notes..................................................  96
8.2.    Action if Bankruptcy, etc...........................................  96
8.3.    Action if Other Event of Default....................................  96


                                   ARTICLE IX

                                   THE AGENTS

9.1.    Actions.............................................................  96
9.2.    Funding Reliance, etc...............................................  97
9.3.    Exculpation.........................................................  97
9.4.    Successor...........................................................  98
9.5.    Credit Extensions by Each Agent.....................................  98
9.6.    Credit Decisions....................................................  99

                                TABLE OF CONTENTS
                                   (continued)

SECTION                                                                     PAGE

9.7.    Copies, etc.........................................................  99
9.8.    The Syndication Agent, the Documentation Agent and the
           Administrative Agent.............................................  99


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

10.1.   Waivers, Amendments, etc............................................  99
10.2.   Notices............................................................. 101
10.3.   Payment of Costs and Expenses....................................... 101
10.4.   Indemnification..................................................... 102
10.5.   Survival............................................................ 103
10.6.   Severability........................................................ 104
10.7.   Headings............................................................ 104
10.8.   Execution in Counterparts, Effectiveness, etc....................... 104
10.9.   Governing Law; Entire Agreement..................................... 104
10.10.  Successors and Assigns.............................................. 104
10.11.  Sale and Transfer of Loans and Notes; Participations in Loans and
           Notes............................................................ 104
10.11.1.Assignments......................................................... 105
10.11.2.Participations...................................................... 107
10.11.3.Assignment of Registered Notes...................................... 107
10.12.  Other Transactions.................................................. 108
10.13.  Forum Selection and Consent to Jurisdiction......................... 108
10.14.  Waiver of Jury Trial................................................ 109
10.15.  Confidentiality..................................................... 109

SCHEDULE I      -     Disclosure Schedule
SCHEDULE II     -     Percentages and Administrative Information
EXHIBIT A-1     -     Form of Revolving Note
EXHIBIT A-2     -     Form of Term-A Note
EXHIBIT A-3     -     Form of Term-B Note
EXHIBIT A-4     -     Form of Registered Note
EXHIBIT A-5     -     Form of Swing Line Note
EXHIBIT B-1     -     Form of Borrowing Request
EXHIBIT B-2     -     Form of Borrowing Base Certificate
EXHIBIT B-3     -     Form of Issuance Request
EXHIBIT C       -     Form of Continuation/Conversion Notice
EXHIBIT D       -     Form of Restatement Effective Date Certificate
EXHIBIT E       -     Form of Compliance Certificate
EXHIBIT F-1     -     Form of Borrower Security Agreement
EXHIBIT F-2     -     Form of Subsidiary Security Agreement
EXHIBIT G-1     -     Form of Holdco Guaranty and Pledge Agreement
EXHIBIT G-2     -     Form of Intermediate Holdco Guaranty and Pledge Agreement
EXHIBIT G-3     -     Form of Borrower Pledge Agreement
EXHIBIT G-4     -     Form of Subsidiary Pledge Agreement
EXHIBIT H       -     Form of Subsidiary Guaranty
EXHIBIT I       -     Form of Perfection Certificate
EXHIBIT J       -     Form of Lender Assignment Agreement
EXHIBIT K       -     Form of New York Counsel Opinion
EXHIBIT L       -     Form of Affirmation and Consent

                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 7, 1998, amending and restating the Credit Agreement (as defined below), is among Wilson Greatbatch Ltd., a New York corporation ("WGL" or the "BORROWER"), and the survivor by merger with WGL Acquisition Corp., a New York corporation ("MERGERCO"), the various financial institutions as are or may become parties hereto (collectively, the "LENDERS"), DLJ Capital Funding, Inc. ("DLJ"), as syndication agent (the "SYNDICATION AGENT"), Heller Financial, Inc. ("HELLER"), as the documentation agent (the "DOCUMENTATION AGENT") for the Lenders, Fleet National Bank ("FLEET"), as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders and Donaldson, Lufkin & Jenrette Securities Corporation, as Lead Arranger (the Syndication Agent and the Administrative Agent are sometimes referred to herein as the "AGENTS" and each as an "AGENT").

                                   WITNESSETH:

         WHEREAS, DLJ Funding II, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJMB Funding II, Inc., DLJ Merchant Banking Partners II-A, L.P., DLJ Diversified Partners A L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., UK Investment Plan 1997 Partners and
DLJ First ESC LLC (collectively the "DLJMB ENTITIES" established WGL Intermediate Holdings, Inc., a Delaware corporation ("INTERMEDIATE HOLDCO") and a wholly-owned Subsidiary of WGL Holdings, Inc. ("HOLDCO"), a Delaware corporation, to acquire (the "ACQUISITION") 100% of the outstanding capital stock of WGL through a merger (the "MERGER") of Mergerco with and into WGL (with WGL being the surviving corporation of the Merger) and a series of capital-raising and contribution transactions (such Acquisition, Merger and all transactions related thereto, including those referenced in the recitals hereto, being herein collectively referred to as the "TRANSACTION");

         WHEREAS, in connection with the Transaction and to provide for the ongoing working capital and general corporate needs of the Borrower and its Subsidiaries, the Borrower, the various financial institutions (the "EXISTING LENDERS") parties thereto on the Restatement Effective Date (such and other capitalized terms being used herein with the meanings provided in SECTION 1.1), the Syndication Agent, the Documentation Agent and the Administrative Agent entered into the Credit Agreement, dated as of July 10, 1997 (as heretofore modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT") pursuant to which the Existing Lenders provided, and will continue to provide until the date (the "RESTATEMENT EFFECTIVE DATE") when all of the conditions set forth in Section 5.1 shall have been satisfied, to the Borrower on the terms and conditions set forth therein.

                  (a) Existing Term-A Loans and Existing Term-B Loans made on the Closing Date in a maximum, original principal amount of $30,000,000 (in the case of Existing Term-A Loans) and $20,000,000 (in the case of Existing Term-B Loans);

                  (b) a Revolving Loan Commitment for Existing Revolving Loans, Existing Swing Line Loans and Existing Letters of Credit in a maximum aggregate principal amount (together with all Existing Swing Line Loans and Existing Letter of Credit Outstandings) not to exceed $ 10,000,000 at any one time outstanding;

                  (c) a Letter of Credit Commitment for the issuance by the Issuer of Existing Letters of Credit for the account of the Borrower and its Subsidiaries in a maximum aggregate Stated Amount at any one time outstanding not to exceed $5,000,000; and

                  (d) a Swing Line Loan Commitment for Existing Swing Line Loans in an aggregate outstanding principal amount not to exceed $2,000,000 at any one time outstanding;

         WHEREAS, pursuant to a Stock Purchase Agreement, dated as of August 7,1998 (the "HITTMAN ACQUISITION AGREEMENT"), by and among the Borrower, Fred Hittman and Hittman Materials & Medical Components, Inc., a Delaware corporation ("HITTMAN"), the Borrower has agreed to acquire, for cash, 100% of the outstanding capital stock of Hittman (the "HITTMAN ACQUISITION");

         WHEREAS, prior to or contemporaneously with the consummation of the Hittman Acquisition, certain shareholders of the Borrower shall make a cash equity contribution to the Borrower (the "EQUITY CONTRIBUTION") in an amount of not less than $13,000,000 which, together with the proceeds from the Additional Term Loans hereunder, shall be applied by the Borrower to consummate the Hittman Acquisition;

         WHEREAS, in order to finance the Hittman Acquisition and pay fees and expenses related thereto, refinance certain existing Indebtedness of the Borrower, and provide for the ongoing working capital and general corporate needs of the Borrower and its Subsidiaries, the Borrower desires to amend and restate in its entirety the Credit Agreement to, among other things,

                  (a) continue in effect the Existing Term Loans as Term Loans under this Agreement;

                  (b) obtain from certain of the Lenders

                           (i) an Additional Term-A Loan Commitment pursuant to
                  which a single Borrowing of Additional Term-A Loans in a maximum aggregate principal amount not to exceed $20,000,000 will be made to the Borrower on the Restatement Effective Date, and

                           (ii) an Additional Term-B Loan Commitment pursuant to
                  which a single Borrowing of Additional Term-B Loans in a maximum aggregate principal amount not to exceed $40,000,000 will be made to the Borrower on the Restatement Effective Date;

                  (c) extend the Stated Maturity Date of (i) the Term-A Loans, whether evidencing Existing Term-A Loans or Additional Term-A Loans, from the sixth anniversary of the Closing Date to the sixth anniversary of the Restatement Effective Date and (ii) the Term-B Loans, whether evidencing Existing Term-B Loans or Additional Term-B Loans, from the seventh anniversary of the Closing Date to the eighth anniversary of the Restatement Effective Date;

                  (d) extend the Revolving Loan Commitment Termination Date from the sixth anniversary of the Closing Date to the sixth anniversary of the Restatement Effective Date for the purposes of continuing outstanding on the Restatement Effective Date the aggregate outstanding principal amount of all Existing Revolving Loans and permitting the Borrower to obtain from certain of the Lenders (and the Issuer, as the case may be)

                           (i) a Revolving Loan Commitment for Revolving Loans,
                  Swing Line Loans and Letters of Credit pursuant to which Borrowings of Revolving Loans, in a maximum aggregate principal amount (together with all Swing Line Loans and Letter of Credit Outstandings) not to exceed $20,000,000 will be made to the Borrower from time to time on and subsequent to the Restatement Effective Date but prior to the Revolving Loan Commitment Termination Date;

                           (ii) a Letter of Credit Commitment pursuant to which
                  the Issuer will issue Letters of Credit for the account of the Borrower and its Subsidiaries from time to time on and subsequent to the Restatement Effective Date but prior to the Revolving Loan Commitment Termination Date in a maximum aggregate Stated Amount at any one time outstanding not to exceed $10,000,000 (provided, that the aggregate outstanding principal amount of Revolving Loans, Swing Line Loans and Letter of Credit Outstandings at any time shall not exceed the then existing Revolving Loan Commitment Amount); and

                           (iii) a Swing Line Loan Commitment pursuant to which
                  Borrowings of Swing Line Loans in an aggregate outstanding principal amount not to exceed $2,000,000 will be made on and subsequent to the Restatement Effective Date but prior to the Revolving Loan Commitment Termination Date (provided, that the aggregate outstanding principal amount of such Swing Line Loans, together with Revolving Loans and Letter of Credit Outstandings, at any time shall not exceed the then existing Revolving Loan Commitment Amount);

with all the proceeds of such Credit Extensions to be used for the purposes set forth in SECTION 7.1.9;

         WHEREAS, all Loans and Obligations shall continue to be and shall be fully guaranteed pursuant to the Holdco Guaranty and Pledge Agreement and the Intermediate Holdco Guaranty and Pledge Agreement and fully secured by, among other things, the Borrower Security Agreement, the Intermediate Holdco Guaranty and Pledge Agreement and the Holdco Guaranty and Pledge Agreement; and

         WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including ARTICLE V), to (i) amend and restate in its entirety the Credit Agreement in accordance with the terms hereof, (ii) continue as Term-A Loans hereunder the Existing Term-A Loans, (iii) continue as Term-B Loans hereunder the Existing Term-B Loans, (iv) continue as Revolving Loans hereunder the Existing Revolving Loans, (v) continue as Swing Line Loans hereunder the Existing Swing Line Loans, (vi) continue as Letters of Credit hereunder the Existing Letters of Credit, and (vii) extend such Commitments (including as certain Commitments of certain Lenders are increased hereby) and make Additional Term Loans and Revolving Loans to the Borrower and issue (or participate in) Letters of Credit for the account of the Borrower and its Subsidiaries pursuant to such Commitments;

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1. DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "ACCOUNT" means any account (as that term is defined in Section 9-106 of the UCC) of the Borrower or any of its wholly-owned U.S. Subsidiaries arising from the sale or lease of goods or the rendering of services.

         "ACCOUNT DEBTOR" is defined in CLAUSE (B) of the definition of "Eligible Account".

         "ACQUISITION" is defined in the FIRST RECITAL.

         "ADDITIONAL TERM-A LOAN" is defined in CLAUSE (II)(A) of SECTION 2.1.1.

         "ADDITIONAL TERM-A LOAN COMMITMENT" is defined in CLAUSE (II)(A) of
SECTION 2.1.1.

         "ADDITIONAL TERM-A LOAN COMMITMENT AMOUNT" means $20,000,000.

         "ADDITIONAL TERM-A LOAN COMMITMENT TERMINATION DATE" means the earliest of (i) August 7, 1998, if the Additional Term-A Loans have not been made on or prior to such date, (ii) the Restatement Effective Date (immediately after the making of the Additional Term-A Loans on such date), and (iii) the date on which any Commitment Termination Event occurs.

         "ADDITIONAL TERM-B LOAN" is defined in CLAUSE (II)(B) of SECTION 2.1.1.

         "ADDITIONAL TERM-B LOAN COMMITMENT" defined in CLAUSE (II)(B) of
SECTION 2.1.1.

         "ADDITIONAL TERM-B LOAN COMMITMENT AMOUNT" means $40,000,000.

         "ADDITIONAL TERM-B LOAN COMMITMENT TERMINATION DATE" means the earliest of (i) August 7, 1998, if the Additional Term-B Loans have not been made on or prior to such date, (ii) the Restatement Effective Date (immediately after the making of the Additional Term-B Loans on such date), and (iii) the date on which any Commitment Termination Event occurs.

         "ADDITIONAL TERM LOAN" means, collectively, the Additional Term-A Loans and the Additional Term-B Loans.

         "ADMINISTRATIVE AGENT" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to SECTION 9.4.

         "ADMINISTRATIVE AGENT'S FEE LETTER" means the confidential fee letter, dated as of August 7, 1998, between the Borrower and the Administrative Agent.

         "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (i) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "AGENTS" means, collectively, the Administrative Agent and the Syndication Agent.

         "AGREEMENT" means, on any date, the Credit Agreement, as amended and restated effective on the Restatement Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

         "ALTERNATE BASE RATE" means, for any day and with respect to all Base Rate Loans, the higher of. (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as most recently publicly announced or established by the Administrative Agent in Boston, Massachusetts, as its "prime rate." (The prime rate is a rate set by the

Administrative Agent based upon various factors including the Administrative Agent's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the prime rate established or announced by the Administrative Agent shall take effect at the opening of business on the day of such establishment or announcement.

         "ANNUALIZED" means (i) with respect to the end of the first Fiscal Quarter of the Borrower ending after the Restatement Effective Date, the applicable amount for such Fiscal Quarter multiplied by four, (ii) with respect to the second Fiscal Quarter of the Borrower ending after the Restatement Effective Date, the sum of the applicable amount for such Fiscal Quarter and the immediately preceding Fiscal Quarter multiplied by two, and (iii) with respect to the third Fiscal Quarter of the Borrower ending after the Restatement Effective Date, the sum of the applicable amount for such Fiscal Quarter and the immediately preceding two Fiscal Quarters, multiplied by one and one-third.

         "APPLICABLE COMMITMENT FEE" means, (i) for each day from the Restatement Effective Date through (but excluding) the date upon which the Compliance Certificate for the Fiscal Quarter ending December 31, 1998 is delivered or required to be delivered by the Borrower to the Administrative Agent pursuant to clause (c) of SECTION 7.1.1, a fee which shall accrue at a rate of 1/2 of 1% per annum, and (ii) for each day thereafter, a fee which "I accrue at the applicable rate per annum set forth below under the column entitled "Applicable Commitment Fee", determined by reference to the Senior Leverage Ratio as in effect for the Fiscal Quarter last ended as of such time of determination:

                                                    Applicable
               Senior Leverage Ratio              Commitment Fee
               ---------------------              --------------

                  greater than or
                   equal to 4.0:1                     0.500%

                  greater than or
                 equal to 3.5:1 and
                  less than 4.0:1                     0.375%

                  greater than or
                 equal to 3.0:1 and
                  less than 3.5:1                     0.300%

                  less than 3.0:1                     0.250%


         The Senior Leverage Ratio used to compute the Applicable Commitment Fee for any day referred to in CLAUSE (II) above shall be the Senior Leverage Ratio set forth in the Compliance

Certificate most recently delivered by the Borrower to the Administrative Agent on or prior to such day pursuant to clause (c) of SECTION 7.1.1. Changes in the Applicable Commitment Fee resulting from a change in the Senior Leverage Ratio shall become effective (as of the first day following the Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered) upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of SECTION 7.1.1. In the event the Borrower fails to timely deliver a Compliance Certificate as required pursuant to clause
(c) of SECTION 7.1.1, the Applicable Commitment Fee from (and including) the first day after the last date on which such Compliance Certificate was required to have been delivered to (but not including) the date such Compliance Certificate is actually delivered to the Administrative Agent shall conclusively equal the highest Applicable Commitment Fee set forth above. Notwithstanding the foregoing, the Borrower may, in its sole discretion, within ten Business Days following the end of any Fiscal Quarter deliver to the Administrative Agent a written estimate (the "SENIOR LEVERAGE RATIO ESTIMATE") setting forth the Borrower's good faith estimate of the Senior Leverage Ratio (based on calculations contained in a Compliance Certificate) that will be set forth in the Compliance Certificate required to be delivered by the Borrower to the Administrative Agent pursuant to clause (c) of SECTION 7.1.1 in respect of such Fiscal Quarter. In the event that the Senior Leverage Ratio Estimate indicates a Senior Leverage Ratio that would result in an Applicable Commitment Fee which is greater or lesser than the Applicable Commitment Fee then in effect, then such greater or lesser Applicable Commitment Fee shall be deemed to be in effect for all purposes of this Agreement from the first day following delivery of the Senior Leverage Ratio Estimate. If, upon delivery of the Compliance Certificate in respect of such Fiscal Quarter, the Senior Leverage Ratio set forth in such Compliance Certificate is greater or lesser than the Senior Leverage Ratio Estimate in respect of such Fiscal Quarter, then (A) such greater or lesser Applicable Commitment Fee shall be deemed to be in effect for all purposes of this Agreement from the first day following delivery of the Senior Leverage Ratio Estimate and (B) if the Borrower shall have made any payment in respect of fees during the period from the first day following the delivery of the Senior Leverage Ratio Estimate to the actual delivery of such Compliance Certificate, then, on the next Quarterly Payment Date the Borrower shall pay in the form of a supplemental payment of fees, an amount which equals the difference between the amount of fees that would otherwise have been paid based on such new Senior Leverage Ratio and the amount of such fees so paid, or as the case may be, an amount shall be deducted from the fees then otherwise payable in an amount which equals the difference between the amount of fees so paid and the amount of fees that would otherwise have been paid based on such new Senior Leverage Ratio.

         "APPLICABLE MARGIN" means at all times during the applicable periods set forth below,

                  (a) with respect to the unpaid principal amount of each Term-B Loan maintained as a (i) Base Rate Loan, 1.75% per annum and (ii) LIBO Rate Loan, 3.00% per annum;

                  (b) from the Restatement Effective Date through (but excluding) the date upon which the Compliance Certificate for the Fiscal Quarter ending December 31, 1998 is delivered by the Borrower to the Administrative Agent pursuant to clause (c) of SECTION

         7.1.1, with respect to the unpaid principal amount of (i) each Swing Line Loan (each of which shall be borrowed and maintained only as a Base Rate Loan) and each Revolving Loan and Term-A Loan maintained as a Base Rate Loan, 1.50% per annum, and (ii) each Revolving Loan and Term-A Loan maintained as a LIBO Rate Loan, 2.75% per annum; and

                  (c) at all times after the date of such delivery of the Compliance Certificate described in clause (b) above, with respect to the unpaid principal amount of each Swing Line Loan (each of which shall be borrowed and maintained only as a Base Rate Loan) and each Revolving Loan and Term-A Loan, by reference to the applicable Senior Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Base Rate Loans", in the case of Base Rate Loans, or by reference to the applicable Senior Leverage Ratio and at the applicable percentage per annum. set forth below under the column entitled "Applicable Margin for LIBO Rate Loans", in the case of LIBO Rate Loans:

             APPLICABLE MARGIN FOR REVOLVING LOANS AND TERM-A LOANS

                                            Applicable       Applicable
                                          Margin For Base  Margin For LIBO
       Senior Leverage Ratio                Rate Loans       Rate Loans
       ---------------------              ---------------  ---------------

  greater than or equal to 4.0:1               1.50%            2.75%

greater than or equal to 3.5:1 and
          less than 4.0:1                      1.25%            2.50%

greater than or equal to 3.0:1 and
          less than 3.5:1                      0.75%            2.00%

greater than or equal to 2.5:1 and
          less than 3.0:1                      0.25%            1.50%

          less than 2.0:1                      0.00%            1.00%

         The Senior Leverage Ratio used to compute the Applicable Margin for Swing Line Loans, Revolving Loans and Term-A Loans for any day shall be the Senior Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent on or prior to such day pursuant to clause (c) of Section 7. 1. 1. Changes in the Applicable Margin for Swing Line Loans, Revolving Loans and Term-A Loans resulting from a change in the Senior Leverage Ratio shall become effective (as the first day following the

Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered) upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of SECTION 7.1.1. In the event the Borrower fails to timely deliver a Compliance Certificate as required pursuant to clause (c) of SECTION 7.1.1, the Applicable Margin for Swing Line Loans, Revolving Loans and Term-A Loans from (and including) the first day after the last date on which such Compliance Certificate was required to have been delivered to (but not including) the date such Compliance Certificate is actually delivered to the Administrative Agent shall conclusively equal the highest Applicable Margin for Swing Line Loans, Revolving Loans and Term-A Loans set forth above. Notwithstanding the foregoing, the Borrower may, in its sole discretion, within ten Business Days following the end of any Fiscal Quarter deliver to the Administrative Agent a Senior Leverage Ratio Estimate setting forth the Borrower's good faith estimate of the Senior Leverage Ratio (based on calculations set forth in a Compliance Certificate) that will be set forth in the Compliance Certificate required to be delivered by the Borrower to the Administrative Agent pursuant to clause (c) of SECTION 7.1.1 in respect of such Fiscal Quarter. In the event that the Senior Leverage Ratio Estimate indicates a Senior Leverage Ratio that would result in an Applicable Margin which is greater or lesser than the Applicable Margin then in effect, then such greater or lesser Applicable Margin shall be deemed to be in effect for all purposes of this Agreement from the first day following delivery of the Senior Leverage Ratio Estimate. If, upon delivery of the Compliance Certificate in respect of such Fiscal Quarter, the Senior Leverage Ratio set forth in such Compliance Certificate is greater or lesser than the Senior Leverage Ratio Estimate in respect of such Fiscal Quarter, then (A) such greater or lesser Applicable Margin shall be deemed to be in effect for all purposes of this Agreement from the first day following delivery of the Senior Leverage Ratio Estimate and (B) if the Borrower shall have made any payment in respect of interest during the period from the first day following the delivery of the Senior Leverage Ratio Estimate to the actual date of delivery of such Compliance Certificate, then, on the next Quarterly Payment Date, the Borrower shall pay in the form of a supplemental payment of interest, an amount which equals the difference between the amount of interest that would otherwise have been paid based on such new Senior Leverage Ratio and the amount of such interest so paid, or as the case may be, an amount shall be credited to the Borrower in an amount which equals the difference between the amount of interest so paid and the amount of interest that would otherwise have been paid based on such new Senior Leverage Ratio.

         "ARRANGER" means Donaldson, Lufkin & Jenrette Securities Corporation, a Delaware corporation.

         "ASSIGNEE LENDER" is defined in SECTION 10.11.1.

         "ASSIGNOR LENDER" is defined in SECTION 10.11.1.

         "ASSUMED INDEBTEDNESS" means Indebtedness of a Person which is (i) in existence at the time such Person becomes a Subsidiary of the Borrower or (ii) is assumed in connection with an Investment in or acquisition of such Person, and has not been incurred or created by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Subsidiary of the Borrower.

         "AUTHORIZED OFFICE" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to SECTION 5.1.1.

         "BASE FINANCIAL STATEMENTS" is defined in clause(a) of SECTION 5.1.12.

         "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

         "BORROWER" is defined in the preamble.

         "BORROWER PLEDGE AGREEMENT" means the Pledge Agreement executed and delivered by an Authorized Officer of the Borrower pursuant to SECTION 5.1.9 or clause (b) of SECTION 7.1.7, substantially in the form of Exhibit G-3 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "BORROWER SECURITY AGREEMENT" means the Security Agreement executed and delivered by an Authorized Officer of the Borrower on the Closing Date, substantially in the form of EXHIBIT F-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "BORROWING" means Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by the relevant Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with
SECTION 2.1.

         "BORROWING BASE AMOUNT" mom, at any time, an aggregate amount equal to $6,000,000 (for the period from the Restatement Effective Date to the three and one-half year anniversary of the Restatement Effective Date to be applied solely for the purpose of making earnout payments to Fred Hittman pursuant to the Hittman Acquisition Agreement) plus the Net Asset Value of all Eligible Accounts and Eligible Inventory, as determined in accordance with the definition of "Net Asset Value" and as certified by the Borrower to the Lenders in the most recently delivered Borrowing Base Certificate.

         "BORROWING BASE CERTIFICATE" means a certificate duly completed and executed by the president, chief executive officer, treasurer, assistant treasurer, controller or chief financial Authorized Officer of the Borrower, substantially in the form of EXHIBIT B-2 hereto.

         "BORROWING REQUEST" means a loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B-1 hereto.

         "BUSINESSDAY" means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York City or Boston, Massachusetts and, with respect to Borrowings of, Interest Periods with respect to, payments of principal and interest in respect of, and conversions of Base Rate Loans into, LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

         "CAPITAL EXPENDITURES" means for any period, the sum, without duplication, of (i) the aggregate amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures (excluding expenditures made in connection with the replacement or restoration of assets to the extent such replacement or restoration is financed with insurance proceeds paid on account of the loss of or damage to the assets so replaced or restored or awards of compensation arising from the taking by condemnation or eminent domain of the assets so replaced), and (ii) the aggregate amount of the principal component of all Capitalized Lease Liabilities incurred during such period by the Borrower and its Subsidiaries.

         "CAPITAL STOCK" means, with respect to any Person, (i) any and all shares, interests, participations, rights or other equivalents of or interests in (however designated) corporate or capital stock, including, without limitation, shares of preferred or preference stock of such Person, (ii) all partnership interests (whether general or limited) in such Person, (iii) all membership interests or limited liability company interests in such Person, and
(iv) all other equity or ownership interests in such Person of any other type.

         "CAPITALIZED LEASE LIABILITIES" means, without duplication, all monetary obligations of the Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

         "CASH EQUIVALENT INVESTMENT" means, at any time:

                  (a) any evidence of Indebtedness, maturing not more than one year after such time, issued directly by the United States of America or any agency thereof or guaranteed by the United States of America or any agency thereof;

                  (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-1 by S&P or P-1 by Moody's, or (ii) any Lender (or its holding company);

                  (c) any time deposit, certificate of deposit or bankers acceptance, maturing not more than one year after such time, maintained with or issued by either (i) a commercial banking institution (including U.S. branches of foreign banking institutions) that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or (ii) any Lender;

                  (d) short-term tax-exempt securities rated not lower than MIG-1/1+ by either Moody's or S&P with provisions for liquidity or maturity accommodations of 183 days or less;

                  (e) repurchase agreements (i) which, are entered into with any entity referred to in clause (b) or (c) above or any other financial institution whose unsecured long-term debt (or the unsecured long-term debt of whose holding company) is rated at least A- or better by S&P or Baal or better by Moody's and maturing not more than one year after such time, (ii) which, in the event treated as a secured loan, would be secured by a fully perfected security interest in securities of the type referred to in clause (a) above and (iii) involving securities which have a market value at the time of such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such counterparty entity with whom such repurchase agreement has been entered into; or

                  (f) any money market or similar fund the assets of which am comprised at least 90% of any of the items specified in clauses (a) through (d) above and as to which withdrawals are permitted at least every 90 days.

         "CASUALTY EVENT" means the damage, destruction or condemnation, as the case may be, of any property of the Borrower or any of its Subsidiaries.

         "CASUALTY PROCEEDS" means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by the Borrower or any of its Subsidiaries in connection therewith, but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a first-priority Lien permitted by SECTION 7.2.3 on the property which is the subject of such Casualty Event.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

         "CHANGE IN CONTROL" means (i) the failure of Holdco at any time to own, free and clear of all Liens and encumbrances (other than Liens described in clauses (b) (d) and (g) of SECTION 7.2.3), all right, title and interest in 100% of the Capital Stock of Intermediate Holdco; (ii) the failure of Intermediate Holdco at any time to own, free and clear of all Liens and encumbrances (other than Liens described in clauses (b), (d) and (g) of SECTION 7.2.3), all right, title and interest in 100% of the Capital Stock of the Borrower, (iii) the failure of the DLJMB Entities and their Affiliates to own, free and clear of all Liens and encumbrances all right, title and interest in excess of 50% (on a fully diluted basis) of the Capital Stock of Holdco; or (iv) the failure of the DLJM[B Entities and their Affiliates at any time to have the right to elect a majority of the Board of Directors of Holdco or of Intermediate Holdco at any time to have the right to elect a majority of the Board of Directors of the Borrower.

         "CLOSING DATE" means the date of the initial Borrowing, which date occurred on July 10, 1997.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMITMENT" means, as the context may require, (i) a Lender's Existing Term-A Loan Commitment, Additional Term-A Loan Commitment, Existing Term-B Loan Commitment, Additional Term-B Loan Commitment, Revolving Loan Commitment or Letter of Credit Commitment or (ii) the Swing Line Lender's Swing Line Loan Commitment.

         "COMMITMENT AMOUNT" means, as the context may require, the Existing Term-A Loan Commitment Amount, the Additional Term-A Loan Commitment Amount, the Existing Term-B Loan Commitment Amount, the Additional Term-B Loan Commitment Amount, the Revolving Loan Commitment Amount, the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount.

         "COMMITMENT LETTER" means the commitment letter, dated July 7, 1998, among the Borrower, the Arranger and the Syndication Agent, including all annexes and exhibits thereto.

         "COMMITMENT TERMINATION DATE" means, as the context may require, the Revolving Loan Commitment Termination Date or any Term Loan Commitment Termination Date.

         "COMMITMENT TERMINATION EVENT" means (i) the occurrence of any Event of Default described in clauses (b) through (d) of SECTION 8.1.9 with respect to any Obligor (other than immaterial Subsidiaries), or (ii) the occurrence and continuance of any other Event of Default and either (x) the declaration of the Loans to be due and payable pursuant to SECTION 8.3 or (y) in the absence of such declaration, the giving of notice to the Borrower by the Administrative Agent, acting at the direction of the Required Lenders, that the Commitments have been terminated.

         "COMPLIANCE CERTIFICATE" means a certificate duly completed and executed by the president, chief executive officer, treasurer, assistant treasurer, controller or chief financial Authorized Officer of the Borrower, substantially in the form of EXHIBIT E hereto.

         "CONTINGENT LIABILITY" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

         "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT C hereto.

         "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA, or for purposes of Section 412 of the Code,
Section 414(m) or Section 414(o) of the Code.

         "CREDIT AGREEMENT" is defined in the SECOND RECITAL.

         "CREDIT EXTENSION" means, as the context may require, (i) the making of a Loan by a Lender, or (ii) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any previously issued Letter of Credit, by the Issuer.

         "CREDIT EXTENSION REQUEST" means, as; the context may require, any Borrowing Request or Issuance Request.

         "CURRENT ASSETS" means, on any date, without duplication, all assets which, in accordance with GAAP, would be included as current assets on a consolidated balance sheet of the Borrower and its Subsidiaries at such date as current assets (excluding, however, amounts due and to become due from Affiliates of the Borrower which have arisen from transactions which are other than arm's-length and in the ordinary course of its business).

         "CURRENT LIABILITIES" means, on any date, without duplication, all amounts which, in accordance with GAAP, would be included as current liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, excluding current maturities of Indebtedness.

         "DEBT" means, without duplication, the outstanding principal amount of all Indebtedness of the Borrower and its Subsidiaries that (i) is of the type referred to in clause (a), (b) (other than undrawn commercial letters of credit and undrawn letters of credit in respect of workers' compensation, insurance, performance and surety bonds and similar obligations, in each case incurred in the ordinary course of business), (c) or (e) of the definition of "Indebtedness" and (ii) any Contingent Liability in respect of any of the foregoing types of Indebtedness.

         "DEFAULT" shall mean any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would, unless cured or waived, constitute an Event of Default.

         "DISBURSEMENT is defined in SECTION 2.6.2.

         "DISBURSEMENT DATE" is defined in SECTION 2.6.2.

         "DISBURSEMENT DUE DATE" is defined in SECTION 2.6.2.

         "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto as
SCHEDULE I, as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Required Lenders.

         "DLJ" is defined in the PREAMBLE.

         "DLJMB ENTITIES" is defined in the FIRST RECITAL.

         "DLJSC AGREEMENT" means the agreement, dated July 10, 1997, between Holdco and Donaldson, Lufkin & Jenrette Securities Corporation.

         "DOCUMENTATION AGENT" is defined in the PREAMBLE and includes each other Person as shall have subsequently been appointed as the successor Documentation Agent by the predecessor Documentation Agreement.

         "DOLLAR" and the sign "$" means lawful money of the United States.

         "EBITDA" means, for any applicable period, the sum (without duplication) for the Borrower and its Subsidiaries on a consolidated basis of

                  (a)  Net Income,

PLUS

                  (b) the amount deducted in determining Net Income representing non-cash charges, including depreciation and amortization,

PLUS

                  (c) the amount deducted in determining Net Income representing income taxes (whether paid or deferred),

PLUS

                  (d) the amount deducted in determining Net Income representing Interest Expense,

PLUS

                  (e) the amount deducted in determining Net Income representing executive, board and shareholder payments and costs described in Sections 7.5(c), (d) and (g) of the Stock Purchase Agreement and fees, expenses and financing costs incurred in connection with the Transaction or the Hittman Acquisition (including non-recurring reorganizational costs associated with the integration of Hittman incurred by the Borrower or Hittman prior to December 31, 1998 in an amount not to exceed $500,000),

PLUS

                  (f) the amount of costs incurred in the 1997 and 1998 calendar years relating to the net medical devices and surgical instruments business lines for such applicable period,

PLUS

                  (g) to the extent deducted in determining Net Income, earnout payments to Fred Hittman in an aggregate amount not to exceed $6,000,000 pursuant to the Hittman Acquisition Agreement,

MINUS

                  (h) the amount of all non-cash credits included in determining Net Income,

MINUS

                  (i) Restricted Payments of the type referred to in clause
         (c)(i) of SECTION 7.2.6 made during such period.

         "ELIGIBLE ACCOUNT" means, with respect to the Borrower and any of its wholly-owned U.S. Subsidiaries, at time of determination thereof, any Account as to which each of the following requirements has been fulfilled to the reasonable satisfaction of the Administrative Agent:

                  (a) the Borrower of such Subsidiary owns such Account free and clear of all Liens other than any Lien permitted to exist under clause
         (b), (d), (e) or (g) of Section 7.2.3;

         (b) such Account is a legal, valid, binding and enforceable obligation of the Person obligated under such Account (the "ACCOUNT DEBTOR");

         (c) such Account is not subject to any bona fide dispute, setoff, counterclaim or other right, claim or defense on the part of the Account Debtor or any other Person denying liability under such Account; provided, however, that any such Account shall constitute an Eligible Account to the extent it is not subject to any such dispute, setoff, counterclaim or other claim or defense;

         (d) the Borrower or such Subsidiary has the full and unqualified right to assign and grant a Lien on such Account to the Administrative Agent, for the benefit of the Agents and the Lenders, as security for the Obligations (and the Administrative Agent shall have a perfected, first-priority (other than inchoate statutory Liens otherwise permitted by SECTION 7.2.3) Lien on such Account);

         (e) such Account is evidenced by an invoice rendered to the Account Debtor (which shall include computer records) or is reflected by computer records maintained by the Borrower or such Subsidiary evidencing such Account and is not evidenced by any instrument or chattel paper (as the terms "instrument" and "chattel paper" are defined in SECTION 9-105 of the UCC), unless such instrument or chattel paper has been delivered to the Administrative Agent;

         (f) such Account arose from the sale of goods or services by the Borrower or such Subsidiary in the ordinary course of the Borrower's or such Subsidiary's business, and such goods or services have been shipped or delivered (in the case of goods) or rendered in full (in the case of services) to the Account Debtor for such Account;

         (g) with respect to such Account, no Account Debtor is (i) an Affiliate of the Borrower or any of its Subsidiaries, or (ii) the subject of any reorganization, bankruptcy, receivership, custodianship, insolvency or other condition analogous with respect to such Account Debtor to those described in clauses (a) through (d) of Section 8.1.9;

         (h) such Account is not outstanding more than 90 days (or 135 days, in the case of Accounts arising from the sale of goods or services by the Borrower's MRI compatible medical device business or surgical instruments business) from the original billing date (which date shall not be later than five days from the date of the shipment of the goods or the rendering of the services giving rise to such Account), in each case for such Account;

         (i) such Account is not an Account owing by an Account Debtor having, at the time of any determination of Eligible Accounts, in excess of 15% of the aggregate outstanding amount of all Accounts of such Account Debtor (other than any Accounts which are the subject of bona fide disputes between such Account Debtor and the Borrower or such Subsidiary, as the case may be) outstanding more than 90 days (or 135 days, in the case of Accounts arising from the sale of goods or services by the Borrower's

MRI compatible medical device business or surgical instruments business) past the original billing date (which date shall not be later than five days from the date of the shipment of the goods or the rendering of the services giving rise to such Account), in each case for such Account;

         (j) with respect to the Account Debtor under such Account, neither the Borrower nor any such Subsidiary is indebted to such Account Debtor, unless the Borrower or such Subsidiary and such Account Debtor have entered into an agreement whereby the Account Debtor is prohibited from exercising any right of setoff with respect to the Accounts of the Borrower or such Subsidiary; provided that, in any event, if such an agreement prohibiting setoff rights is not delivered by the Account Debtor, then only up to the amount that the Borrower or such Subsidiary is indebted to such Account Debtor shall be excluded as an Eligible Account pursuant to this clause; and

         (k) the Account Debtor in respect of such Account is located within the United States, Puerto Rico or Canada or the Account Debtor's obligations (or that portion of such obligations which is acceptable to the Administrative Agent) with respect to such Account are secured by a letter of credit, guaranty or eligible bankers' acceptance having terms, and from such issuers and confirmation banks, as are acceptable to the Administrative Agent.

         "ELIGIBLE INVENTORY" means, with respect to the Borrower and any of its wholly-owned U.S. Subsidiaries, at the time of any determination thereof, any Inventory arising in the ordinary course of business and as to which each of the following requirements has been fulfilled to the reasonable satisfaction of the
Agents:

                  (a) such Inventory is located in the United States;

                  (b) the Borrower or its wholly-owned U.S. Subsidiary owning such Inventory, as the case may be, has full and unqualified right to assign and grant a Lien in such Inventory to the Administrative Agent for the benefit of the Agents, and the Lenders, as security for the Obligations;

                  (c) the Borrower or one of its wholly-owned U.S. Subsidiaries owns such Inventory free and clear of all Liens in favor of any Person other than any Lien permitted to exist under clause (b), (d), (e) or
         (g) of SECTION 7.2.3; and

                  (d) none of such Inventory is obsolete, unsaleable, damaged or otherwise unfit for sale or consumption or further processing or, in the case of finished goods, has remained unsold in inventory for over 180 days.

         "ENVIRONMENTAL LAWS" means all applicable federal, state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

         "EQUITY CONTRIBUTION" is defined in the FOURTH RECITAL.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "EVENT OF DEFAULT" is defined in SECTION 8.1.

         "EXCESS CASH FLOW" means, for any applicable period, the excess (if any), of

                  (a) EBITDA for such applicable period;

OVER

                  (b) the sum, without duplication (for such applicable period) of

                           (i) the cash portion of Interest Expense (net of cash
                  interest income) for such applicable period;

         PLUS

                           (ii) scheduled payments of the principal amount of
                  the Term Loans or any other funded Debt (including Capitalized Lease Liabilities) and mandatory prepayments of the principal amount of the Revolving Loans pursuant to clause (b) or (g) of
                  SECTION 3.1.1 in connection with a reduction of the Revolving Loan Commitment Amount, in each case for such applicable period;

         PLUS

                           (iii) all federal, state and foreign income taxes
                  actually paid in cash by the Borrower and its Subsidiaries for such applicable period;

         PLUS

                           (iv) Capital Expenditures actually made during such
                  applicable period pursuant to clause (a) or (b)(ii) of SECTION
                  7.2.7 (excluding Capital Expenditures constituting Capitalized Lease Liabilities and by way of the incurrence of Indebtedness permitted pursuant to SECTION 7.2.2(C) to a vendor of any assets permitted to be acquired pursuant to SECTION 7.2.7 to finance the acquisition of such assets);

         PLUS

                           (v) the amount of the net increase (if any) of
                  Current Assets, other than cash and Cash Equivalent Investments, over Current Liabilities of the Borrower and its Subsidiaries for such applicable period;

         PLUS

                           (vi) Investments permitted and actually made pursuant
                  to clauses (d), (i) and (j) of SECTION 7.2.5 during such applicable period;

         PLUS

                           (vii) Restricted Payments of the type described in
                  clause (c)(ii) of SECTION 7.2.6 made during such period;

         PLUS

                           (viii) to the extent included in the calculation of
                  EBITDA for such period, gains on sales of assets (other than sales of assets permitted under clause (a)(i) of SECTION 7.2.9);

         PLUS

                           (ix) the aggregate amount (not to exceed $6,000,000)
                  of earnout payments to Fred Hittman pursuant to the Hittman Acquisition Agreement.

         "EXISTING COMMITMENT" means, as the context may require, (i) a Lender's Existing Term-A Loan Commitment, Existing Term-B Loan Commitment, Existing Revolving Loan Commitment or Existing Letter of Credit Commitment or
(ii) the Swing Line Lender's Existing Swing Line Loan Commitment.

         "EXISTING LENDERS" is defined in the SECOND RECITAL.

         "EXISTING LETTER OF CREDIT" is defined in SECTION 2.1.3.

         "EXISTING LETTER OF CREDIT OUTSTANDINGS" is defined in clause (a)(i) of
SECTION 2.1.6.

         "EXISTING LOANS" means, as the context may require, the Existing Term Loans, the Existing Revolving Loans and the Existing Swing Line Loans.

         "EXISTING REVOLVING LOAN" is defined in clause (i)(a) of SECTION 2.1.2.

         "EXISTING REVOLVING LOAN COMMITMENT" is defined in clause (i)(a) of
SECTION 2.1.2.

         "EXISTING SWING LINE LOAN" is defined in clause (i)(b) of SECTION
2.1.2.

         "EXISTING SWING LINE LOAN COMMITMENT" is defined in clause (i)(b) of
SECTION 2.1.2.

         "EXISTING TERM-A LOAN" is defined in clause (i)(a) of SECTION 2.1.1.

         "EXISTING TERM-A LOAN COMMITMENT" is defined in clause (i)(a) of
SECTION 2.1.L.

         "EXISTING TERM-A LOAN COMMITMENT AMOUNT" means $30,000,000.

         "EXISTING TERM-A LOAN COMMITMENT TERMINATION DATE" means the earliest of (i) July 15, 1997, if the Existing Term-A Loans have not been made on or prior to such date, (ii) the Closing Date (immediately after the making of the Existing Term-A Loans on such date) and (iii) the date on which any Commitment Termination Event occurs.

         "EXISTING TERM-B LOAN" is defined in clause (i)(b) of SECTION 2.1.1.

         "EXISTING TERM-B LOAN COMMITMENT" is defined in clause (i)(h) of
SECTION 2.1.1.

         "EXISTING TERM-B LOAN COMMITMENT AMOUNT" means $20,000,000.

         "EXISTING TERM-B LOAN COMMITMENT TERMINATION DATE" means the earliest of (i) July 15, 1997, if the Existing Term-B Loans have not been made on or prior to such date, (ii) the Closing Date (immediately after the making of the Existing Term-B Loans on such date) and (iii) the date on which any Commitment Termination Event occurs.

         "EXISTING TERM LOANS" means, collectively, the Existing Term-A Loans and the Existing Term-B Loans.

         "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to (i) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or (ii) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

         "FEE LETTER" means the confidential fee letter, dated as of June 20, 1997, among DLJMB II, Inc., the Arranger and the Syndication Agent.

         "FISCAL QUARTER" means any fiscal quarter of a Fiscal Year.

         "FISCAL YEAR" means any period of twelve consecutive months ending on December 31st of any calendar year.

         "FIXED CHARGE COVERAGE RATIO" means, at the end of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of

                  (a) EBITDA for all such Fiscal Quarters

TO

                  (b) the sum (without duplication) of

                           (i) Capital Expenditures actually made during all
                  such Fiscal Quarters pursuant to clause (a) of SECTION 7.2.7 (excluding Capital Expenditures constituting Capitalized Lease Liabilities and by way of the incurrence of Indebtedness permitted pursuant to Section 7.2.2(c) to a vendor of any assets permitted to be acquired pursuant to Section 7.2.7 to finance the acquisition of such assets);

         PLUS

                           (ii) the cash portion of Interest Expense (net of
                  cash interest income) for all such Fiscal Quarters, provided that for the first three Fiscal Quarters ending after the Restatement Effective Date, Interest Expense shall be determined on an Annualized basis;

         PLUS

                           (iii) all scheduled payments of principal of the Term
                  Loans and other funded Debt (including the principal portion of any Capitalized Lease Liabilities) during all such Fiscal Quarters, provided that for the first three Fiscal Quarters ending after the Restatement Effective Date, such payments shall be determined on an Annualized basis;

provided that if, during any such period, the Borrower or any of its Subsidiaries shall have made one or more acquisitions, the Fixed Charge Coverage Ratio for such period shall be calculated (on a good faith basis by the chief financial Authorized Officer of the Borrower) on a pro forma basis as if each such acquisition had been made, and all Indebtedness incurred to finance each such acquisition had been incurred, on the first day of such period.

         "FLEET" is defined in the PREAMBLE.

         "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "GAAP" is defined in SECTION 1.4.

         "HAZARDOUS MATERIAL" means

                  (a) any "hazardous substance", as defined by CERCLA;

                  (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

                  (c) any petroleum product; or

                  (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

         "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

         "HELLER" is defined in the PREAMBLE.

         "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

         "HITTMAN" is defined in the THIRD RECITAL.

         "HITTMAN ACQUISITION" is defined in the THIRD RECITAL.

         "HITTMAN ACQUISITION AGREEMENT" is defined in the THIRD RECITAL.

         "HOLDCO" is defined in the FIRST RECITAL.

         "HOLDCO GUARANTY AND PLEDGE AGREEMENT" means the Guaranty and Pledge Agreement executed and delivered by an Authorized Officer of Holdco on the Closing Date, substantially in the form of Exhibit B-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "IMPERMISSIBLE QUALIFICATION" means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification
(i) which is of a "going concern" or similar nature,

(ii) which relates to the limited scope of examination Of matters relevant to such financial statement (except, in the case of matters relating to any acquired business or assets, in respect of the period prior to the acquisition by such Obligor of such business or assets), or (iii) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause such Obligor to be in default of any of its obligations under SECTION 7.2.4.

         "INCLUDING" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of EJUSDEM GENERIS shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         "INDEBTEDNESS" of any Person means, without duplication:

                  (a) all obligations of such Person for borrowed money or for the deferred purchase price of property or services (exclusive of deferred purchase price arrangements in the nature of open or other accounts payable owed to suppliers on normal terms in connection with the purchase of goods and services in the ordinary course of business) and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                  (c) all Capitalized Lease Liabilities;

                  (d) net liabilities of such Person under all Hedging Obligations;

                  (e) whether or not so included as liabilities in accordance with GAAP, all Indebtedness of the types referred to in clauses (a) through (d) above (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including Indebtedness arising under conditional sales or other title retention agreements), whether or not such Indebtedness shall have been assumed by such Person or is limited in recourse; provided, however, that, to the extent such Indebtedness is limited in recourse to the assets securing such Indebtedness, the amount of such Indebtedness shall be limited to the fair market value of such assets; and

                  (f) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer (to the extent such Person is liable for such Indebtedness).

         "Indemnified Liabilities" is defined in SECTION 10.4.

         "INDEMNIFIED PARTIES" is defined in SECTION 10.4.

         "INTEREST COVERAGE RATIO" means, at the end of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of:

                  (a) EBITDA (for all such Fiscal Quarters)

                  (b) the cash portion of Interest Expense (for all such Fiscal Quarters; provided that for the first three Fiscal Quarters ending after the Restatement Effective Date, Interest Expense shall be determined on an Annualized basis);

provided that if, during any such period, the Borrower or any of its Subsidiaries shall have made one or more acquisitions, the Interest Coverage Ratio for such period shall be calculated (on a good faith basis by the chief financial Authorized Officer of the Borrower) on a pro forma basis as if each such acquisition had been made, and all Indebtedness incurred to finance each such acquisition had been incurred, on the first day of such period.

         "INTEREST EXPENSE" means, for any applicable period, the aggregate consolidated interest expense of the Borrower and its Subsidiaries for such applicable period, as determined in accordance with GAAP, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense, but excluding (to the extent included in interest expense) up-front fees and expenses and other deferred financing costs incurred in connection with the Transaction or the Hittman Acquisition.

         "INTEREST PERIOD" means, as to any LIBO Rate Loan, the period commencing on the Borrowing date of such Loan or on the date on which the Loan is converted into or continued as a LIBO Rate Loan, and ending on the date one, two, three, six or, if available in the Administrative Agent's reasonable determination, nine or twelve months thereafter as selected by the Borrower in its Borrowing Request or its Conversion/Continuation Notice; provided, however, that:

                  (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                  (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

                  (iii) no Interest Period for any Loan shall extend beyond the Stated Maturity Date for such Loan;

                  (iv) no Interest Period applicable to a Term Loan or portion thereof shall extend beyond any date upon which is due any scheduled principal payment in respect of the Term Loans unless the aggregate principal amount of Term Loans represented by Base Rate Loans, or by LIBO Rate Loans having Interest Periods that will expire on or before such date, equals or exceeds the amount of such principal payment; and

                  (v) there shall be no more than ten Interest Periods in effect at any one time;

provided that (i) with respect to the initial Borrower, Interest Period means the period commencing on (and including) the Business Day on which the Borrowing is made and ending on (and including) the last Business Day of the month in which such initial Borrowing is made and (ii) with respect to Borrowings of Additional Term-A Loans and Additional Term-B Loans, Interest Period means, initially, the period commencing on (and including) the Business Day on which such Borrowerings are made and ending on (and including) the last day of the then existing Interest Period in respect of then outstanding Existing Term-A Loans or Existing Term-B Loans, as the case may be.

         "INTERMEDIATE HOLDCO" is defined in the FIRST RECITAL.

         "INTERMEDIATE HOLDCO GUARANTY AND PLEDGE AGREEMENT" means the Guaranty and Pledge Agreement executed and delivered by an Authorized Officer of Intermediate Holdco on the Closing Date, substantially in the form of EXHIBIT G-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "INVENTORY" means, any "inventory" (as that term is defined in Section 9-109(4) of the UCC) of the Borrower or any of its wholly owned U.S. Subsidiaries.

         "INVESTMENT" means, relative to any Person, (i) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers, directors and employees (or individuals acting in similar capacities) made in the ordinary course of business), and (ii) any ownership or similar interest held by such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange or property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such transfer or exchange.

         "ISSUANCE REQUEST" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B-3 hereto.

         "ISSUER" means Fleet in its capacity as issuer of Letters of Credit and any Lender as may be designated by the Borrower (and consented to by the Agents and such Lender, such consent by the Agents not to be unreasonably withheld) in its capacity as issuer of Letters of Credit.

         "JOINT VENTURE" means any Person, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by the Borrower or any of its Subsidiaries with another Person or Persons which is not an Affiliate of the Borrower or any of its Subsidiaries by means of an Investment made pursuant to clause (i) of
SECTION 7.2.5.

         "LENDER ASSIGNMENT AGREEMENT" means a Lender Assignment Agreement substantially in the form of EXHIBIT J hereto.

         "LENDERS" is defined in the PREAMBLE.

         "LETTER OF CREDIT" is defined in SECTION 2.1.3.

         "LETTER OF CREDIT COMMITMENT" means, with respect to the Issuer, the Issuer's obligation to issue Letters of Credit pursuant to SECTION 2.13 and, with respect to each of the other Lenders that has a Revolving Loan Commitment, the obligation of each such Lender to participate in such Letters of Credit pursuant to SECTION 2.6.1.

         "LETTER OF CREDIT COMMITMENT AMOUNT" means, on any date, a maximum amount of $10,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

         "LETTER OF CREDIT OUTSTANDINGS" means, on any date, an amount equal to the sum of

                  (a) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit (whether or not the conditions to drawing thereunder could be satisfied on such date),

PLUS

                  the then aggregate amount of all unpaid and outstanding Reimbursement Obligations in respect of such Letters of Credit.

         "LEVERAGE RATIO" means, at the end of any Fiscal Quarter, the ratio of

                  (a) total Debt (excluding earnout amounts (to the extent such amounts have not been paid to Fred Hittman pursuant to the Hittman Acquisition Agreement) not to exceed

         $6,000,000) less cash and Cash Equivalent Investments Of the Borrower and its Subsidiaries on a consolidated basis outstanding at such time;

TO

                  (b) EBITDA for the period of four consecutive Fiscal Quarters ended on such date;

provided that if, during the period of four consecutive Fiscal Quarters ended on such date, the Borrower or any of its Subsidiaries shall have made one or more acquisitions, the Leverage Ratio shall be calculated (on a good faith basis by the chief financial Authorized Officer of the Borrower) on a pro forma basis as if each such acquisition had been made, and all Indebtedness incurred to finance each such acquisition had been incurred, on the first day of such period.

         "LIBO RATE" means, relative to any Interest Period for LIBO Rate Loans,
(i) the rate of interest as determined by the Administrative Agent equal to the offered rate per annum for Dollar deposits as quoted on Telerate Page 3750 (rounded, if necessary, to the nearest 1/16 of 1%) at or about 11:00 a.m. (London time) two Business Days prior to the commencement on the day which is the first day of such Interest Period for a period approximately equal to such Interest Period and (ii) if such quotation is not available, the rate of interest per annum determined by the Administrative Agent to be the arithmetic mean (rounded upward to the next 1/100th of 1%) of the rates of interest per annum at which dollar deposits in the approximate amount of the Loan to be made or continued as, or converted into, a LIBO Rate Loan by the Administrative Agent and having a maturity comparable to such Interest Period would be offered to the Administrative Agent in the London interbank market at its request at approximately 11:00 am. (London time) two Business Days prior to the commencement of such Interest Period.

         "LIBO RATE LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

         "LIBO RATE RESERVE ADJUSTED" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, the rate of interest per annum (rounded upwards to the next 100th of 10%) determined by the Administrative Agent as follows:

         LIBO Rate         =                  LIBO RATE
                                  -------------------------------
     (Reserve Adjusted)           1.00 - LIBOR Reserve Percentage

         The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be adjusted automatically as to all LIBO Rate Loans then outstanding as of the effective date of any change in the LIBOR Reserve Percentage.

         "LIBOR OFFICE" means, relative to any Lender, the office of such Lender designated as such on SCHEDULE II, hereto or designated in the Lender Assignment Agreement pursuant to which such Lender became a Lender hereunder or such other office of a Lender as shall be so designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

         "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBO Rate Loans, the percentage (expressed as a decimal, rounded upward to the next 100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the F.R.S. Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the F.R.S. Board).

         "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or any filing or recording of any instrument or document in respect of the foregoing, to secure payment of a debt or performance of an obligation or any other priority or preferential treatment of any kind or nature whatsoever that has the practical effect of creating a security interest in property.

         "LOAN" means, as the context may require, a Revolving Loan, a Term-A Loan, a Term-B Loan or a Swing Line Loan, of any type.

         "LOAN DOCUMENT" means this Agreement, the Notes, the Letters of Credit, each Rate Protection Agreement under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender relating to Hedging Obligations of the Borrower or any of its Subsidiaries, each Borrowing Request, each Issuance Request, each Borrowing Base Certificate, the Fee Letter, each Pledge Agreement, each Subsidiary Guaranty, each Mortgage (upon execution and delivery thereof), each Security Agreement and each other agreement, document or instrument delivered in connection with this Agreement or any other Loan Document, whether or not specifically mentioned herein or therein.

         "MATERIAL ADVERSE EFFECT" means (a) a material adverse effect on the financial condition, operations, assets, business or properties of the Borrower and its Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Borrower or any other Obligor to perform its respective material obligations under the Loan Documents to which it is or will be a party, or (c) an impairment of the validity or enforceability of, or a material impairment of the rights, remedies or benefits available to the Issuer, the Agents, the Arranger or the Lenders under, this Agreement or any other Loan Document.

         "MATERIAL DOCUMENTS" means the Stock Purchase Agreement, the Hittman Acquisition Agreement, the Subordinated Note Indenture, and the articles of incorporation of the Borrower, each as amended or otherwise modified from time to time as permitted in accordance with the terms hereof or of any other Loan Document.

         "MERGER" is defined in the FIRST RECITAL.

         "MERGERCO" is defined in the PREAMBLE.

         "MOODY'S" means Moody's Investors Service, Inc.

         "MORTGAGE" means, collectively, each Mortgage or Deed of Trust executed and delivered pursuant to the terms of this Agreement, including SECTION 7.1.8(B) or 7.1.1.1 in form and substance reasonably satisfactory to the Agents.

         "NET ASSET VALUE" means, at any time of any determination, (i) with respect to Eligible Accounts, 85% of an amount equal to (x) the book value of all Eligible Accounts as reflected on the books of the Borrower and its Subsidiaries in accordance with GAAP, net of (y) all credits, discounts and allowances (and net of all unissued credits in the form of competitive allowances or otherwise) in respect of such Eligible Accounts and (ii) with respect to Eligible Inventory, an amount (determined on a first-in, first-out basis) equal to (x) 25% of Eligible Inventory constituting work-in-process (other than post close weld cells), (y) 50% of Eligible Inventory constituting raw materials and (z) 65% of Eligible Inventory constituting finished goods inventory and post close weld cells, in each case valued at the lesser of market value and cost and as reflected on the books of the Borrower and its U.S. Subsidiaries as at such time, valued in accordance with GAAP.

         "NET DEBT PROCEEDS" means, with respect to the incurrence, sale or issuance by the Borrower or any of its Subsidiaries (other than a Subsidiary which is a Joint Venture) of any Debt (other than Debt incurred as part of the Transaction and other Debt permitted by SECTION 7.2.2), the excess of:

                  (a) the gross cash proceeds received by the Borrower or any of its Subsidiaries from such incurrence, sale or issuance,

OVER

                  (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such incurrence, sale or issuance.

         "NET DISPOSITION PROCEEDS" means, with respect to any sale, transfer or other disposition of any assets of the Borrower or any of its Subsidiaries (other than a Subsidiary which is a Joint Venture) (other than transfers made as part of the Transaction and other sales permitted pursuant to clause (a) or (b) of SECTION 7.2.9), the excess of

                  (a) the gross cash proceeds received by the Borrower or any of its Subsidiaries from any such sale, transfer or other disposition and any cash payments received in respect of promissory notes or other non-cash consideration delivered to the Borrower or such Subsidiary in respect thereof,

LESS

                  (b) the sum (without duplication) of (i) all reasonable and customary fees and expenses with respect to legal, investment banking, brokerage, accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale, transfer or other disposition, (ii) all taxes and other governmental costs and expenses actually paid or estimated by the Borrower (in good faith) to be payable in cash in connection with such sale, transfer or other disposition, (iii) payments made by the Borrower or any of its Subsidiaries to retire Indebtedness (other than the Loans) of the Borrower or any of its Subsidiaries where payment of such Indebtedness is required in connection with such sale, transfer or other disposition and (iv) reserves for obligations incurred or to be incurred by the Borrower or any of its Subsidiaries in connection with such sale, transfer or other disposition;

provided, however that if, after the payment of all taxes with respect to such sale, transfer or other disposition, the amount of estimated taxes, if any, pursuant to clause (b)(ii) above exceeded the tax amount actually paid in cash in respect of such sale, transfer or other disposition, the aggregate amount of such excess shall be immediately payable, pursuant to clause (b) of SECTION 3.
1. 1, as Net Disposition Proceeds; provided further that if the Net Disposition Proceeds with respect to any sale, transfer or other disposition would be less than $50,000 whether in a single transaction or a series of related transactions, then the Net Disposition Proceeds for such sale, transfer or other disposition shall be deemed to be $0.

         "NET EQUITY PROCEEDS" means with respect to the sale or issuance by the Borrower, Intermediate Holdco or Holdco to any Person of any of its capital stock or any warrants or options with respect to its capital stock or the exercise of any such warrants or options after the Closing Date (other than pursuant to (i) capital contributions or capital stock, warrant or option issuances (from other than a Public Offering) which are concurrently contributed to the Borrower, (ii) any subscription agreement, incentive plan or similar arrangement with any officer, employee or director of Holdco, Intermediate Holdco, the Borrower or any Subsidiary of the Borrower, (iii) any loan by the Borrower or Holdco to such officer, employee or director solely for the purpose of purchasing such shares pursuant to clause (h) of SECTION 7.2.5, (iv) proceeds from the sale of any Capital Stock to any officer, director or employee of Holdco, Intermediate Holdco, the Borrower or any Subsidiary of Holdco, Intermediate Holdco or the Borrower in an aggregate amount not to exceed $4,000,000 after the Closing Date, (v) cash contributions to the Borrower from Holdco (whether through Intermediate Holdco or otherwise) specifically identified in a certificate delivered by an Authorized Officer of the Borrower to the Administrative Agent on or about the time of such contribution for purposes of making Capital

Expenditures and (vi) cash proceeds received by Holdco from the purchase by certain current equity owners and employees of WGL of Capital Stock of Holdco in an aggregate amount not to exceed $1,500,000), the EXCESS of:

                  (a) the gross cash proceeds received by Holdco, Intermediate Holdco, the Borrower and the Borrower's Subsidiaries from such sale, exercise or issuance,

OVER

                  (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage, accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale or issuance.

         "NET INCOME" means, for any period, the net income of the Borrower and its Subsidiaries for such period on a consolidated basis, excluding extraordinary or non-recurring gains.

         "NON-U.S. LENDER" means any Leader (including each Assignee Lender) that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, or (iii) an estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income.

         "NON-U.S. SUBSIDIARY" means a Subsidiary of the Borrower that is not a U.S. Subsidiary.

         "NOTE" means, as the context may require, a Revolving Note, a Registered Note, a Term-A Note, a Term-B Note or a Swing Line Note.

         "OBLIGATIONS" means all obligations (monetary or otherwise) of the Borrower and each other Obligor arising under or in connection with this Agreement, any Rate Protection Agreement, the Notes, each Letter of Credit and each other Loan Document.

         "OBLIGOR" means the Borrower or any other Person (other than any Agent, the Arranger, or any Lender or any Affiliate thereof) obligated under any Loan Document.

         "ORGANIC DOCUMENT" means, relative to any Obligor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements to which such Obligor is a party applicable to any of its authorized share of Capital Stock.

         "PARTICIPANT" is defined in SECTION 10.11.2.

         "PBGC" means the Pension Benefit Guaranty Corporation and any successor entity.

         "PENSION PLAN" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section

4001 (a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, has or within the prior six years has had any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

         "PERCENTAGE" means, relative to any Lender, the applicable percentage relating to Existing Term-A Loans, Additional Term-A Loans, Existing Term-B Loans, Additional Term-B Loans, or Revolving Loans, as the case may be, as set forth opposite its name on SCHEDULE II hereto under the applicable column heading or set forth in Lender Assignment Agreement(s) under the applicable column heading, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to SECTION 10.11. A Lender shall not have any Commitment to make Revolving Loans, Existing Term-A Loans, Additional Term-A Loans, Existing Term-B Loans or Additional Term-B Loans (as the case may be) if its percentage under the respective column heading is zero.

         "PERFECTION CERTIFICATE" means the Perfection Certificate executed and delivered by an Authorized Officer of the Borrower pursuant to SECTION 5.1.17, substantially in the form of EXHIBIT I hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "PERSON" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency, limited liability company or any other entity, whether acting in an individual, fiduciary or other capacity.

         "PLAN" means any Pension Plan or Welfare Plan.

         "PLEDGE AGREEMENT" means, as the context may require, the Borrower Pledge Agreement, the Holdco Guaranty and Pledge Agreement, the Intermediate Holdco Guaranty and Pledge Agreement or a Subsidiary Pledge Agreement.

         "PRO FORMA BALANCE SHEET" is defined in clause (b) of SECTION 5.1.12.

         "PUBLIC OFFERING" mean for any Person, any sale of the Capital Stock of such Person to the public pursuant to any primary offering registered under the Securities Act of 1933.

         "QUARTERLY PAYMENT DATE" means the last day of each of March, June, September and December, or, if any such day is not a Business Day, the next succeeding Business Day, commencing with September 30, 1998.

         "RATE PROTECTION AGREEMENT" means, collectively, any interest rate swap, cap, collar or similar agreement entered into by the Borrower pursuant to the terms of this Agreement under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender.

         "REFUNDED SWING LINE LOANS" is defined in clause (b) of SECTION 2.3.2.

         "REGISTER" is defined in clause (b) of SECTION 2.8.

         "REGISTERED NOTE" means a promissory note of the Borrower payable to any Registered Noteholder, in the form of EXHIBIT A-4 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans and Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "REGISTERED NOTEHOLDER" means any Lender that has been issued a Registered Note.

         "REIMBURSEMENT OBLIGATION" is defined in SECTION 2.6.3.

         "RELEASE" means a "release", as such term is defined in CERCLA.

         "REPLACEMENT NOTICE" is defined in SECTION 4.11.

         "REPLACEMENT LENDER" is defined in SECTION 4.11.

         "REQUIRED LENDERS" means, at any time, (i) prior to the date of the making of the initial Credit Extension hereunder, Lenders having at least 51 % of the sum of the Revolving Loan Commitments, Term-A Loan Commitments and Term-B Loan Commitments and (ii) on and after the date of the initial Credit Extension, Lenders holding at least 51 % of the Total Exposure Amount.

         "RESOURCE CONSERVATION AND RECOVERY ACT" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect from time to time.

         "RESTATEMENT EFFECTIVE DATE" is defined in the SECOND RECITAL.

         "RESTATEMENT EFFECTIVE DATE CERTIFICATE" means a certificate of an Authorized Officer of the Borrower substantially in the form of EXHIBIT D hereto, delivered pursuant to SECTION 5.1.4.

         "RESTRICTED PAYMENTS" is defined in SECTION 7.2.6.

         "REVOLVING LOAN" is defined in clause (ii)(a) of SECTION 2.1.2.

         "REVOLVING LOAN COMMITMENT" is defined in clause (ii)(a) of SECTION 2.1.2.

         "REVOLVING LOAN COMMITMENT AMOUNT" means, on any date, $20,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

         "REVOLVING LOAN COMMITMENT TERMINATION DATE" means the earliest of (i) August 7, 1998 if the Additional Term Loans have not been made on or prior to such date, (ii) the sixth anniversary of the Restatement Effective Date, (iii) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to SECTION 2.2, and (iv) the date on which any Commitment Termination Event occurs.

         "REVOLVING NOTE" means a promissory note of the Borrower payable to any Lender, substantially in the form of EXHIBIT A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

         "SECURITY AGREEMENT" means, as the context may require, the Borrower Security Agreement or a Subsidiary Security Agreement.

         "SENIOR LEVERAGE RATIO" means, at the end of any Fiscal Quarter, the ratio of

                  (a) total Debt (excluding earnout amounts (to the extent such amounts have not been paid to Fred Hittman pursuant to the Hittman Acquisition Agreement) not to exceed $6,000,000) and Debt that, by its terms, is subordinate in right of payment to the payment in full in cash of the Obligations) less cash and Cash Equivalent Investments of the Borrower and its Subsidiaries on a consolidated basis outstanding at such time;

TO

                  (b) EBITDA for the period of four consecutive Fiscal Quarters ended on such date;

provided that if, during the period of four consecutive Fiscal Quarters ended on such date, the Borrower or any of its Subsidiaries shall have made one or more acquisitions, the Senior Leverage Ratio shall be calculated (on a good faith basis by the chief financial Authorized Officer of the Borrower) on a pro forma basis as if each such acquisition had been made, and all Indebtedness incurred to finance each such acquisition had been incurred, on the first day of such period.

         "SOLVENT" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such

Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and
(d) such Person is not engaged in business or a transaction, and such person is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

         "STATED AMOUNT" of each Letter of Credit means the total amount available to be drawn under such Letter of Credit upon the issuance thereof.

         "STATED EXPIRY DATE" is defined in SECTION 2.6.

         "STATED MATURITY DATE" means (i) in the case of any Revolving Loan, the sixth anniversary of the Restatement Effective Date, (ii) in the case of any Term-A Loan, the sixth anniversary of the Restatement Effective Date, and (iii) in the case of any Term-B Loan, the eighth anniversary of the Restatement Effective Date or, in the case of any such day that is not a Business Day, the first Business Day following such day,

         "STOCK PURCHASE AGREEMENT" means the Stock Purchase Agreement, dated as of June 19, 1997 (as amended or otherwise modified from time to time in accordance with SECTION 7.2.10) between Holdco, WGL and Warren D. Greatbatch and the other individual shareholders parties thereto, as sellers.

         "SUBORDINATED DEBT ISSUANCE" means the issuance by Mergerco of the Subordinated Notes.

         "SUBORDINATED NOTE INDENTURE" means the form of Indenture attached as Exhibit A to and incorporated by reference into the Subordinated Notes, as the same may be entered into with [ ], as trustee, in each case as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with SECTION 7.2.1.

         "SUBORDINATED NOTES" means the 13% Senior Subordinated Notes due 2007 in the original aggregate principal amount of $25,000,000 issued by Mergerco on the Closing Date, as amended or otherwise modified from time to time in accordance with SECTION 7.2.10.

         "SUBSIDIARY" means, with respect to any Person, any corporation, partnership or other business entity (other than Joint Ventures) of which more than 50% of the outstanding Capital Stock (or other ownership interest) having ordinary voting power to elect a majority of the board of directors, managers or other voting members of the governing body of such entity (irrespective of whether at the time Capital Stock (or other ownership interests) of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

         "SUBSIDIARY GUARANTOR" means any Subsidiary of the Borrower that is required, pursuant to SECTION 5.1.8 or SECTION 7.1.7, to execute and deliver a Subsidiary Guaranty or a supplement to a Subsidiary Guaranty.

         "SUBSIDIARY GUARANTY" means any Guaranty executed and delivered by an Authorized Officer of a Subsidiary Guarantor pursuant to SECTION 5.1.8, substantially in the form of EXHIBIT H hereto, as amended, supplemented (pursuant to SECTION 7.1.7 or otherwise), amended and restated or otherwise modified from time to time.

         "SUBSIDIARY PLEDGE AGREEMENT" means any Pledge Agreement executed and delivered by an Authorized Officer of a U.S. Subsidiary of the Borrower pursuant to SECTION 5.1.9 or clause (b) or SECTION 7.1.7. substantially in the form of EXHIBIT G-3 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "SUBSIDIARY SECURITY AGREEMENT" means any Security Agreement executed and delivered by an Authorized Officer of a U.S. Subsidiary of the Borrower pursuant to SECTION 5.1.10 or SECTION 7.1.7, substantially in the form of EXHIBIT F-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "SWING LINE LENDER" means Fleet in its capacity as Swing Line Lender hereunder.

         "SWING LINE LOAN" is defined in clause (ii)(b) of SECTION 2.1.2.

         "SWING LINE LOAN COMMITMENT" is defined in clause (ii)(b) of Section 2.1.2.

         "SWING LINE LOAN COMMITMENT AMOUNT" means, on any date, $2,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

         "SWING LINE NOTE" means a promissory note of the Borrower payable to the Swing Line Lender, in the form of EXHIBIT A-5 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "SYNDICATION AGENT" is defined in the PREAMBLE and includes each other Person as shall have subsequently been appointed as the successor Syndication Agent by the predecessor Syndication Agent and the Borrower.

         "TAXES" is defined in SECTION 4.6.

         "TERM-A LOAN" means an Existing Term-A Loan or an Additional Term-A
Loan.

         "TERM-A NOTE" means a promissory note of the Borrower payable to the order of any Lender, in the form of EXHIBIT A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term-A Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "TERM-B LOAN" means an Existing Term-B Loan or an Additional Term-B
Loan.

         "TERM-B NOTE" means a promissory note of the Borrower payable to the order of any Lender, in the form of EXHIBIT A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term-B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "TERM LOAN COMMITMENT TERMINATION DATE" means, as the context may require, the Existing Term-A Loan Commitment Termination Date, the Additional Term-A Loan Commitment Termination Date, the Existing Term-B Loan Commitment Termination Date or the Additional Term-B Loan Commitment Termination Date.

         "TERM LOANS" means, collectively, the Term-A Loans and the Term-B
Loans.

         "TOTAL EXPOSURE AMOUNT" means, on any date of determination, the then outstanding principal amount of all Term Loans and the then effective Revolving Loan Commitment Amount.

         "TRANCHE" means, as the context may require, the Loans constituting Term-A Loans, Term-B Loans, Revolving Loans or Swing Line Loans.

         "TRANSACTION" is defined in the FIRST RECITAL.

         "TRANSACTION DOCUMENTS" means each of the Material Documents and all other agreements, documents, instruments, certificates, filings, consents, approvals, board of directors resolutions and opinions finished pursuant to or in connection with the Acquisition, the Merger, the Subordinated Debt Issuance, and the transactions contemplated hereby or thereby, each as amended, supplemented, amended and restated or otherwise modified from time to time as permitted in accordance with the terms hereof or of any other Loan Document.

         "TYPE" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

         "UNITED STATES" or "U.S." means the United States of America, its fifty states and the District of Columbia.

         "U.S. SUBSIDIARY" means any Subsidiary of the Borrower that is incorporated or organized in or under the laws of the United States or any state thereof.

         "WAIVER" means an agreement in favor of the Agents for the benefit of the Lenders in form and substance reasonably satisfactory to the Agents.

         "WELFARE PLAN" means a "welfare plan", as such term is defined in section 3(1) of ERISA, and to which the Borrower has any liability.

         "WGL" is defined in the PREAMBLE.

         "WHOLLY-OWNED SUBSIDIARY" shall mean, with respect to any Person, any Subsidiary of such Person all of the Capital Stock (and all rights and options to purchase such Capital Stock) of which, other than directors' qualifying shares, are owned, beneficially and of record, by such Person and/or one or more wholly-owned Subsidiaries of such Person.

         SECTION 1.2. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each other Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

         SECTION 1.3. CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

         SECTION 1.4. ACCOUNTING AND FINANCIAL DETERMINATIONS.

         (a) Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP"), as in effect on December 31, 1997 and, unless otherwise expressly provided herein, shall be computed or determined on a consolidated basis and without duplication.

         (b) For purposes of computing EBITDA, the Fixed Charge Coverage Ratio, the Interest Coverage Ratio, the Leverage Ratio and the Senior Leverage Ratio (and any financial calculations required to be made or included within such amount or ratios) as of the end of any

Fiscal Quarter, all components of such amount or ratios (other than Capital Expenditures) for the period of four Fiscal Quarters ending at the end of such Fiscal Quarter shall include, without duplication, such components of such amount or ratios attributable to any business or assets that have been acquired or disposed of by the Borrower or any of its Subsidiaries (including through mergers or consolidations) after the first day of such period of four Fiscal Quarters and prior to the end of such period, as determined in good faith by the Borrower and set forth in the relevant Compliance Certificate on a pro forma basis for such period of four Fiscal Quarters as if such acquisition or disposition had occurred on such first day of such period (including, whether or not such inclusion would be permitted under GAAP or Regulation S-X of the Securities and Exchange Commission, cost savings that would have been realized had such acquisition or disposition occurred on such day).

                                   ARTICLE II

                    CONTINUATION AND REALLOCATION OF EXISTING
                      LOANS AND EXISTING LETTERS OF CREDIT;
                 COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES,
                           NOTES AND LETTERS OF CREDIT

         SECTION 2.1. COMMITMENTS. On the terms and subject to the conditions of this Agreement (including SECTIONS 2.1.4, 2.1.5 and ARTICLE V,

                  (a) each Lender severally agrees to the continuation and reallocation (as the case may be) of Existing Loans and Existing Commitments and to make Loans (other than Swing Line Loans) pursuant to the Commitments and the Swing Line Lender agrees to make Swing Line Loans pursuant to the Swing Line Loan Commitment, in each case as described in this SECTION 2.1; and

                  (b) each Issuer severally agrees that it will issue Letters of Credit pursuant to SECTION 2.1.3 and each other Lender that has a Revolving Loan Commitment severally agrees that it will purchase participation interests in such Letters of Credit pursuant to SECTION 2.6.1.

         SECTION 2.1.1. TERM LOAN COMMITMENTS. (i) On the Closing Date, each Lender with a Percentage in excess of zero of the Existing Term-A Loan Commitment or the Existing Term-B Loan Commitment, as applicable,

                  (a) made loans (relative to such Lender, its "EXISTING TERM-A LOANS") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Existing Term-A Loans requested by the Borrower to be made on the Closing Date (with the commitment of each such Lender described in this clause (i)(a) herein referred to as its "EXISTING TERM-A LOAN COMMITMENT"); and

                  (b) made loans (relative to such Lender, its "EXISTING TERM-B LOANS") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Existing Term-B Loans requested by the Borrower to be made on the Closing Date (with the commitment of each such Lender described in this clause (i)(b) herein referred to as its "EXISTING TERM-B LOAN COMMITMENT").

Each of the parties hereto acknowledges and agrees that the Existing Term Loans shall continue as Term Loans for all purposes under this Agreement and the other Loan Documents.

         (ii) Subject to compliance by the Borrower with the terms of SECTIONS 2.1.4, 5.1 and 5.2 on (but solely on) the Restatement Effective Date (which shall be on a Business Day), each Lender that has a Percentage in excess of zero of the Additional Term-A Loan Commitment or the Additional Term-B Loan Commitment, as applicable,

                  (a) will make loans (relative to such Lender, its "ADDITIONAL TERM-A LOANS") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Additional Term-A Loans requested by the Borrower to be made on the Restatement Effective Date (with the commitment of each such Lender described in this clause
         (ii)(a) herein referred to as its "ADDITIONAL TERM-A LOAN COMMITMENT"); and

                  (b) will make loans (relative to such Lender, its "ADDITIONAL TERM-B LOANS") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Additional Term-B Loans requested by the Borrower to be made on the Restatement Effective Date (with the commitment of each such Lender described in this clause
         (ii)(b) herein referred to as its "ADDITIONAL TERM-B LOAN COMMITMENT").

No amounts repaid or prepaid with respect to Term-A Loans or Term-B Loans may be reborrowed.

         SECTION 2.1.2. REVOLVING LOAN COMMITMENT AND SWING LINE LOAN COMMITMENT. (i) The Existing Revolving Loans and Existing Swing Line Loans were made as follows:

                  (a) From time to time on any Business Day occurring concurrently with (or after) the making of the Existing Term Loans but prior to the Revolving Loan Commitment Termination Date, each Lender with a Percentage of the Existing Revolving Loan Commitment in excess of zero made loans (relative to such Lender, its "EXISTING REVOLVING LOAN") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Existing Revolving Loans requested by the Borrower to be made on such day. The Commitment of each Lender described in this clause (i)(a) is herein referred to as its "EXISTING REVOLVING LOAN COMMITMENT".

                  (b) From time to time on any Business Day occurring concurrently with (or after) the making of the Existing Term Loans but prior to the Revolving Loan Commitment Termination Date, the Swing Line Lender made a loan (an "EXISTING SWING LINE LOAN") to the Borrower equal to the principal amount of the Existing Swing Line Loan requested by the Borrower to be made on such day. The Commitment of the Swing Line Lender described in this clause (i)(b) is herein referred to as its "EXISTING SWING LINE LOAN COMMITMENT".

Each of the parties hereto acknowledges and agrees that the Existing Revolving Loans and Existing Swing Line Loans shall continue as Revolving Loans and Swing Line Loans for all purposes of this Agreement and the other Loan Documents.

         (ii) Subject to compliance by the Borrower with the terms of SECTION 2.1.4, 5.1 and 5.2, the Revolving Loans and Swing Line Loans will be made as set forth below:

                  (a) From time to time on any Business Day occurring concurrently with (or after) the making of the Additional Term Loans but prior to the Revolving Loan Commitment Termination Date, each Lender that has a Percentage of the Revolving Loan Commitment in excess of zero will make loans (relative to such Lender, its "REVOLVING LOANS") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Revolving Loans requested by the Borrower to be made on such day. The Commitment of each Lender described in this clause (ii)(a) is herein referred to as its "REVOLVING LOAN COMMITMENT". On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans.

                  (b) From time to time on any Business Day occurring concurrently with (or after) the making of the Additional Term Loans but prior to the Revolving Loan Commitment Termination Date, the Swing Line Lender will make a loan (a "SWING LINE LOAN") to the Borrower equal to the principal amount of the Swing Line Loan requested by the Borrower to be made on such day. The Commitment of the Swing Line Lender described in this clause (ii)(b) is herein referred to as its "SWING LING LOAN COMMITMENT". On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Swing Line Loans.

         SECTION 2.1.3. LETTER OF CREDIT COMMITMENT. Each of the parties hereto acknowledges and agrees that all Letters of Credit issued and outstanding on the Restatement Effective Date (each referred to as an "EXISTING LETTER OF CREDIT") shall continue as Letters of Credit for all purposes under this Agreement and the other Loan Documents. In addition, subject to compliance by the Borrower with the terms of SECTIONS 2.1.5, 5.1 and 5.2, from time to time on any Business Day occurring concurrently with (or after) the Restatement Effective Date but prior to the Revolving Loan Commitment Termination Date, the Issuer will (a) issue one or more standby or commercial letters of credit (each referred to as a "LETTER OF CREDIT") for the account of the Borrower in the Stated Amount requested by the Borrower on such day, or (b) extend the Stated Expiry Date of an existing standby or commercial Letter of Credit previously issued hereunder to a date not later than the earlier of (x) the sixth anniversary of the Restatement Effective Date and (y) one year from the date of such extension, subject to the proviso in the penultimate sentence of Section 2.6.

         SECTION 2.1.4. LENDERS NOT REQUIRED TO MAKE THE LOANS. No Lender shall be required to, and the Borrower shall not request any Lender to, make

                  (a) any Additional Term-A Loan or Additional Term-B Loan (as the case may be) if, after giving effect thereto, the aggregate original principal amount of all the Additional Term-A Loans or Additional Term-B Loans (as the case may be) of such Lender would exceed such Lender's Percentage of the Additional Term-A Loan Commitment Amount (in the case of Additional Term-A Loans) or the Additional Term-B Loan Commitment Amount (in the case of Additional Term-B Loans);

                  (b) any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all the Revolving Loans of such Lender, together with such Lender's Percentage of the aggregate amount of all Letter of Credit Outstandings, and such Lender's Percentage of the outstanding principal amount of all Swing Line Loans, would exceed such Lender's Percentage of the lesser of (x) the Revolving Loan Commitment Amount and (y) the then applicable Borrowing Base Amount; or

                  (c) any Swing Line Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Swing Line Loans would exceed the Swing Line Loan Commitment Amount.

         SECTION 2.1.5. ISSUER NOT REQUIRED TO ISSUE LETTERS OF CREDIT. No Issuer shall be required to issue any Letter of Credit if, after giving effect thereto, (a) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or (b) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the lesser of (x) the Revolving Loan Commitment Amount and (y) the then applicable Borrowing Base Amount.

         SECTION 2.1.6. ASSIGNMENT AND REALLOCATION OF EXISTING COMMITMENTS AND EXISTING LOANS. Each of the parties hereto severally and for itself agrees to the assignment and reallocation of Existing Commitments and Existing Loans as set forth below.

                  (a) Upon the occurrence of the Restatement Effective Date,

                           (i) each of the Existing Lenders shall sell and
                  assign to the Administrative Agent (and the Administrative Agent shall purchase) the portion (if any) of such Existing Lender's Existing Loans and Existing Commitments, including participating interests in Existing Swing Line Loans and Letter of Credit Outstandings under (and as defined in) the Credit Agreement (referred to as "EXISTING LETTER OF CREDIT OUTSTANDINGS") which is in excess of the amount of such Existing Lender's outstanding Loans and Commitments (including, in the case of Revolving Loan Lenders, participating interests in Swing Line Loans and Letter of Credit Outstandings) respectively, under this Agreement after giving effect to the effectiveness hereof and immediately before the making of any Loans hereunder pursuant to SECTIONS 2.1.1, 2.1.2 or 2.1.3;

                           (ii) each of the Existing Lenders that will continue
                  to have Loans and Commitments under this Agreement shall be deemed to have converted that portion (if any) of its Existing Loans (and, in the case of Revolving Loan Lenders, participating interests in Existing Swing Line Loans and Existing Letter of Credit Outstandings) which were not sold and assigned pursuant to clause (a)(i) into its outstanding Loans of a corresponding tranche and corresponding Commitment under this Agreement; and

                           (iii) the Administrative Agent shall (A) purchase and
                  assume that portion of the Existing Loans and Existing Commitments (including participating interests in Existing Swing Line Loans and Existing Letter of Credit Outstandings) of each Existing Lender which are being assigned and sold pursuant to clause (a)(i) above, and (B) reallocate, sell and assign such portions to the Lenders that will continue to have Loans and Commitments under this Agreement, and such Lenders shall purchase and assume that portion of the Existing Loans and Existing Commitments (including, in the case of Revolving Loan Lenders, participating interests in Existing Swing Line Loans and Existing Letter of Credit Outstandings) of the Administrative Agent which are being assigned and sold pursuant to this clause (a)(iii) in such a manner and in such amounts so as to cause such Lender's outstanding Loans (and, in the case of Revolving Loan Lenders, Revolving Loan Commitment, including participating interest in Swing Line Loans and Letter of Credit Outstandings), when taken together with such Lender's Loans and Commitments retained in accordance with clause (a)(ii), to be in each case as set forth on Schedule II hereto.

                  (b) Each Existing Lender hereby represents and warrants to each Lender that, immediately before giving effect to the effectiveness of this Agreement,

                           (i) it is the legal and beneficial owner of its
                  Existing Commitments and its Existing Loans; and

                           (ii) to the extent that such Existing Lender is
                  making a sale and assignment pursuant to clause (a)(i) above, the rights and interests being assigned and sold are free and clear of any adverse claim or encumbrance created by it (other than any encumbrance to be released automatically upon receipt of payment in respect of such sale and assignment), and without recourse or representation or warranty of any kind whatsoever except for the representations and warranties set forth in this clause.

                  (c) the Administrative Agent hereby represents and warrants to each Lender that immediately before giving effect to the effectiveness of clause (a)(iii), to the extent that the

         Administrative Agent is making a sale and assignment pursuant to such clause, the rights and interests being assigned and sold are free and clear of any adverse claim or encumbrance created by it (other than any encumbrance to be released automatically upon receipt of payment in respect of such sale and assignment), and without recourse or representation or warranty of any kind whatsoever other than for the representations and warranties set forth in this clause.

                  (d) Each of the Lenders acknowledges and agrees that:

                           (i) other than the representations and warranties
                  contained in clauses (b) and (c), none of the Existing Lenders, the Administrative Agent or the other Agents have made representations or warranties or assumed any responsibility with respect to

                                    (A) any statements, warranties or
                           representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Agreement, the Credit Agreement, or any other Loan Document, or

                                    (B) the financial condition of the Borrower
                           or any other Obligor or the performance by the Borrower or any other Obligor of the Obligations;

                           (ii) it has reviewed the financial information of the
                  Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; and

                           (iii) it has made and continues to make its own
                  credit decisions in taking or not taking action under this Agreement or any other Loan Document, independently and without reliance upon the Administrative Agent, the other Agents, any Lender or any Existing Lender.

                  (e) Each of the parties hereto agrees that each Existing Lender which is making a sale and assignment pursuant to this Section shall, as of the Restatement Effective Date, relinquish its rights and be discharged and released from its obligations under this Agreement and the Credit Agreement to the extent of the rights and interests so sold and assigned.

                  (f) Concurrently with the occurrence of the Restatement Effective Date,

                           (i) each Lender which is purchasing any portion of
                  the Existing Loans and/or Existing Commitments (including, in the case of Revolving Loan Lenders, participating interests in Existing Letter of Credit Outstandings and Existing Swing Line Loans), pursuant to clause (a)(iii) shall deliver to the Administrative Agent immediately available funds in the full amount of the purchase made by it; and

                           (ii) the Administrative Agent shall, to the extent of
                  the funds so received, disburse such funds to the Existing Lenders which are making sales and assignments pursuant to clause (a)(i) in the amount of the portions so sold and assigned.

                  (g) The Administrative Agent hereby agrees that it will waive the processing fee pursuant to SECTION 10.11.1 in connection with this
         SECTION 2.1.6.

         SECTION 2.2. REDUCTION OF THE COMMITMENT AMOUNTS. The Commitment Amounts are subject to reductions from time to time pursuant to this
SECTION 2.2.

         SECTION 2.2.1. OPTIONAL. The Borrower may, from time to time on any Business Day occurring after the time of the initial Credit Extension hereunder, voluntarily reduce the Revolving Loan Commitment Amount; provided, however, that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of the Revolving Loan Commitment Amount shall be in an aggregate amount of $500,000 or any larger integral multiple of $50,000. Any such reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount shall result in an automatic and corresponding reduction of the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount, as the case may be, to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Issuer or the Swing Line Lender.

         SECTION 2.3. BORROWING PROCEDURES AND FUNDING MAINTENANCE. Loans (other than Swing Line Loans) shall be made by the Lenders in accordance with SECTION 2.3.1, and Swing Line Loans shall be made by the Swing Line Lender in accordance with SECTION 2.3.2.

         SECTION 2.3.1. ADDITIONAL TERM LOANS AND REVOLVING LOANS. By delivering a Borrowing Request to the Administrative Agent on or before 12:00 noon, New York time, on a Business Day, the Borrower may from time to time irrevocably request, on not less than one Business Day's notice (in the case of Base Rate Loans) or three Business Days' notice (in the case of LIBO Rate Loans) nor more than five Business Days' notice (in the case of any Loans), that a Borrowing be made in an aggregate amount of $250,000 or any larger integral multiple of $50,000 or in the unused amount of the applicable Commitment. No Borrowing Request shall be required, and the minimum aggregate amounts specified under this Section 2.3.1 shall not apply, in the case of Revolving Loans made under clause (b) of SECTION 2.3.2 to refund Refunded Swing Line Loans or deemed made under SECTION 2.6.2 in respect of unreimbursed Disbursements. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 12:00 noon, New York time, on such Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

         SECTION 2.3.2. SWING LINE LOANS. (a) By telephonic notice, promptly followed (within one Business Day) by the delivery of a confirming Borrowing Request, to the Swing Line Lender on or before 1:00 p.m., New York City time, on the Business Day the proposed Swing Line Loan is to be made, the Borrower may from time to time irrevocably request that a Swing Line Loan be made by the Swing Line Lender in a minimum principal amount of $50,000 or any larger integral multiple of $10,000. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender, by 2:00 p.m., New York City time, on the Business Day telephonic notice is received by it as provided in this clause (a), to the Borrower by wire transfer to the account the Borrower shall have specified in its notice therefor.

         (b) If (i) any Swing Line Loan shall be outstanding for more than four Business Days or (ii) any Default shall occur and be continuing, each Lender with a Revolving Loan Commitment (other than the Swing Line Lender) irrevocably agrees that it will, at the request of the Swing Line Lender and upon notice from the Administrative Agent, unless such Swing Line Loan shall have been earlier repaid, make a Revolving Loan (which shall initially be funded as a Base Rate Loan) in an amount equal to such Lender's Percentage of the aggregate principal amount of all such Swing Line Loans then outstanding (such outstanding Swing Line Loans hereinafter referred to as the "REFUNDED SWING LINE LOANS"); provided, that the Swing Line Lender shall not request, and no Lender with a Revolving Loan Commitment shall make, any Refunded Swing Line Loan if, after giving effect to the making of such Refunded Swing Line Loan, the sum of all Swing Line Loans and Revolving Loans made by such Lender, plus such Lender's Percentage of the aggregate amount of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the then existing Revolving Loan Commitment Amount. On or before 12:00 noon (New York time) on the first Business Day following receipt by each Lender of a request to make Revolving Loans as provided in the preceding sentence, each such Lender with a Revolving Loan Commitment shall deposit in an account specified by the Swing Line Lender the amount so requested in same day funds and such funds shall be applied by the Swing Line Lender to repay the Refunded Swing Line Loans. At the time the aforementioned Lenders make the above referenced Revolving Loans, the Swing Line Lender shall be deemed to have made, in consideration of the making of the Refunded Swing Line Loans, a Revolving Loan in an amount equal to the Swing Line Lender's Percentage of the aggregate principal amount of the Refunded Swing Line Loans. Upon the making (or deemed making, in the case of the Swing Line Lender) of any Revolving Loans pursuant to this clause (b), the amount so funded shall become outstanding under such Lender's Revolving Note and shall no longer be owed under the Swing Line Note. All interest payable with respect to any Revolving Loans made (or deemed made, in the case of the Swing Line Lender) pursuant to this clause (b) shall be appropriately adjusted to reflect the period of time during which the Swing Line Lender had outstanding Swing Line

Loans in respect of which such Revolving Loans were made. Each Lender's obligation (in the case of Lenders with a Revolving Loan Commitment) to make the Revolving Loans referred to in this clause (b) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) the acceleration or maturity of any Loans or the termination of any Commitment after the making of any Swing Line Loan; (v) any breach of this Agreement or any other Loan Document by the Borrower or any Lender; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         (c) In the event that the Borrower or any other Obligor is subject to any bankruptcy or insolvency proceedings as provided in SECTION 8.1.9, or if for any other reason Revolving Loans cannot be made or are unavailable, each Lender with a Revolving Loan Commitment shall acquire without recourse or warranty an undivided participation interest equal to such Lender's Percentage of any Swing Line Loan otherwise required to be repaid by such Lender pursuant to the preceding clause by paying to the Swing Line Lender on the date on which such Lender would otherwise have been required to make a Revolving Loan in respect of such Swing Line Loan pursuant to the preceding clause, in same day funds, an amount equal to such Lender's Percentage of such Swing Line Loan, and no Revolving Loans shall be made by such Lender pursuant to the preceding clause. From and after the date on which any Lender purchases an undivided participation interest in a Swing Line Loan pursuant to this clause, the Swing Line Lender shall distribute to such Lender (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participation interest is outstanding and funded) its ratable amount of all payments of principal and interest in respect of such Swing Line Loan in like funds as received; provided however, that in the event such payment received by the Swing Line Lender is required to be returned to the Borrower, such Lender shall return to the Swing Line Lender the portion of any amounts which such Lender had received from the Swing Line Lender in like funds.

         SECTION 2.4. CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 12:00 noon, New York time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one Business Day's notice (in the case of a conversion of LIBO Rate Loans to Base Rate Loans) or three Business Days' notice (in the case of a continuation of LIBO Rate Loans or a conversion of Base Rate Loans into LIBO Rate Loans) nor more than five Business Days' notice (in the case of any Loans) that all, or any portion in a minimum amount of $250,000 or any larger integral multiple of $50,000, be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of the relevant Lenders, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

         SECTION 2.5. FUNDING. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan, so long as such action does not result in increased costs to the Borrower; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility; and provided, further, however, that, except for purposes of determining whether any such increased costs are payable by the Borrower, such Lender shall cause such foreign branch, Affiliate or international banking facility to comply with the applicable provisions of clause (b) of SECTION 4.6 with respect to such LIBO Rate Loan. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of SECTION 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank Eurodollar market.

         SECTION 2.6. ISSUANCE PROCEDURES. By delivering to the Administrative Agent an Issuance Request on or before 12:00 noon, New York time, on a Business Day, the Borrower may, from time to time irrevocably request, on not less than three nor more than ten Business Days' notice (or such shorter or longer notice as may be acceptable to the Issuer), in the case of an initial issuance of a Letter of Credit, and not less than three nor more than ten Business Days' notice (unless a shorter or longer notice period is acceptable to the Issuer) prior to the then existing Stated Expiry Date of a Letter of Credit, in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit, that the Issuer issue, or extend the Stated Expiry Date of, as the case may be, an irrevocable Letter of Credit on behalf of the Borrower (whether issued for the account of or on behalf of the Borrower or any of its Subsidiaries) in such form as maybe requested by the Borrower and approved by the Issuer, for the purposes described in SECTION 7.1.9. Notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the Issuer upon each Disbursement paid under a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary of the Borrower). Upon receipt of an Issuance Request, the Administrative Agent shall promptly notify the Issuer and each Lender thereof. Each Letter of Credit shall by its terms be stated to expire on a date (its "STATED EXPIRE Date") no later than the earlier to occur of (i) the sixth anniversary of the Restatement Effective Date or (ii) one year from the date of its issuance; provided, notwithstanding the terms of clause (i) above, that a Letter of Credit may, if required by the beneficiary thereof, contain "evergreen" provisions pursuant to which the Stated Expiry Date shall be automatically extended, unless notice to the contrary shall have been given to the beneficiary by the Issuer or the account party more than a specified period prior to the then existing Stated Expiry Date. The Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder.

         SECTION 2.6.1. OTHER LENDERS' PARTICIPATION. Upon the issuance of each Letter of Credit issued by the Issuer pursuant hereto, and without further action, each Lender (other than the Issuer) that has a Revolving Loan Commitment shall be deemed to have irrevocably purchased from the Issuer, to the extent of its Percentage in respect of Revolving Loans, and the Issuer shall be deemed to have irrevocably granted and sold to such Lender a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation and all rights with respect thereto), and such Lender shall, to the extent of its Percentage in respect of Revolving Loans, be responsible for reimbursing promptly (and in any event within one Business Day) the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with SECTION 2.6.3. In addition, such Lender shall, to the extent of its Percentage in respect of Revolving Loans, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to SECTION 3.3.3 with respect to each Letter of Credit and of interest payable pursuant to SECTION
2.6.2 with respect to any Reimbursement Obligation. To the extent that any Lender has reimbursed the Issuer for a Disbursement as required by this Section, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

         SECTION 2.6.2. DISBURSEMENTS; CONVERSION TO REVOLVING LOANS. The Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any drawing under any Letter of Credit issued by the Issuer, together with notice of the date (the "DISBURSEMENT DATE") such payment shall be made (each such payment, a "DISBURSEMENT"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 12:30 p.m., New York time, on the first Business Day following the Disbursement Date (the "DISBURSEMENT DUE DATE"), the Borrower will reimburse the Administrative Agent, for the account of the Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit, together with interest thereon at the rate per annum otherwise applicable to Revolving Loans (made as Base Rate Loans) from and including the Disbursement Date to but excluding the Disbursement Due Date and, thereafter (unless such Disbursement is converted into a Base Rate Loan on the Disbursement Due Date), at a rate per annum equal to the rate per annum then in effect with respect to overdue Revolving Loans (made as Base Rate Loans) pursuant to SECTION 3.2.2 for the period from the Disbursement Due Date through the date of such reimbursement; provided, however, that, if no Default shall have then occurred and be continuing, unless the Borrower has notified the Administrative Agent no later than one Business Day prior to the Disbursement Due Date that it will reimburse the Issuer for the applicable Disbursement, then the amount of the Disbursement shall be deemed to be a Borrowing of Revolving Loans constituting Base Rate Loans and following the giving of notice thereof by the Administrative Agent to the Lenders, each Lender with a Revolving Loan Commitment (other than the Issuer) will deliver to the Issuer on the Disbursement Due Date immediately available funds in an amount equal to such Lender's Percentage of such Borrowing. Each conversion of Disbursement amounts into Revolving Loans shall constitute a representation and warranty by

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the Borrower that on the date of the making of such Revolving Loans all of the statements set forth in SECTION 5.2.1 are true and correct.

         SECTION 2.6.3. REIMBURSEMENT. The obligation (a "REIMBURSEMENT OBLIGATION") of the Borrower under SECTION 2.6.2 to reimburse the Issuer with respect to each Disbursement (including interest thereon) not converted into a Base Rate Loan pursuant to SECTION 2.6.2, and, upon the Borrower failing or electing not to reimburse the Issuer and the giving of notice thereof by the Administrative Agent to the Lenders, each Lender's (to the extent it has a Revolving Loan Commitment) obligation under SECTION 2.6.1 to reimburse the Issuer or fund its Percentage of any Disbursement converted into a Base Rate Loan, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Lender, as the case may be, may have or have had against the Issuer or any such Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided, however, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer.

         SECTION 2.6.4. DEEMED DISBURSEMENTS. Upon the occurrence and during the continuation of any Event of Default of the type described in clauses (b) through (d) of SECTION 8.1.9 with respect to any Obligor (other than immaterial Subsidiaries) or, with notice from the Administrative Agent acting at the direction of the Required Lenders, upon the occurrence and during the continuation of any other Event of Default,

                  (a) an amount equal to that portion of all Letter of Credit Outstandings attributable to the then aggregate amount which is undrawn and available under all Letters of Credit issued and outstanding shall, without demand upon or notice to the Borrower or any other Person, be deemed to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

                  (b) the Borrower shall be immediately obligated to reimburse the Issuer for the amount deemed to have been so paid or disbursed by the Issuer.

Any amounts so payable by the Borrower pursuant to this Section shall be deposited in cash with the Administrative Agent and held as collateral security for the Obligations in connection with the Letters of Credit issued by the Issuer. At such time as the Events of Default giving rise to the deemed disbursements hereunder shall have been cured or waived, the Administrative Agent shall return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section, together with accrued interest at the Federal Funds Rate, which have not been applied to the satisfaction of such Obligations.

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

         SECTION 2.6.5. NATURE OF REIMBURSEMENT OB1IGATIONS. The Borrower and, to the extent set forth in SECTION 2.6.1 each Lender with a Revolving Loan Commitment, shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuer (except to the extent of its own gross negligence or willful misconduct) shall not be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, (ii) the form, validity, sufficiency, ' accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason, (iii) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit,
(iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, or (v) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit. None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer or any Lender with a Revolving Loan Commitment hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon the Borrower, each Obligor and each such Lender, and shall not put the Issuer under any resulting liability to the Borrower, any Obligor or any such Lender, as the case may be.

         SECTION 2.7. NOTES. Each Lender's Loans under a Commitment shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original applicable Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

         SECTION 2.8. REGISTERED NOTES. (a) Any Non-U.S. Lender that could become completely exempt from withholding of any Taxes in respect of payment of any interest due to such Non-U.S. Lender under this Agreement if the Notes held by such Lender were in registered form for U.S. Federal income tax purposes may request the Borrower (through the Administrative Agent), and the Borrower agrees
(i) to exchange for any Notes held by such Lender, or (ii) to issue to such Lender on the date it becomes a Lender, promissory notes(s) registered as provided in clause (b) of this SECTION 2.8 (each, a "REGISTERED NOTE", to be in substantially the form of EXHIBIT A-4 hereto). Registered Notes may not be exchanged for Notes that are not Registered Notes.

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

         (b) The Borrower shall maintain, or cause to be maintained, a register (the "REGISTER") (which, at the request of the Borrower, shall be kept by the Administrative Agent on behalf of the Borrower at no extra charge to the Borrower at the address to which notices to the Administrative Agent are to be sent under this Agreement) on which it enters the name of the registered owner of the Non-U.S. Lender's Obligation(s) evidenced by a Registered Note.

         (c) The Register shall be available for inspection by the Borrower and any Lender at any reasonable time upon reasonable prior notice.

                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

         SECTION 3.1. REPAYMENTS AND PREPAYMENTS; APPLICATION.

         SECTION 3.1.1. REPAYMENTS AND PREPAYMENTS. The Borrower shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto, the Borrower

                  (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

                           (i) Loans (other than Swing Line Loans); provided,
                  however that

                                    (A) any such prepayment of the Term-A Loans
                           or Term-B Loans shall be made PRO RATA among Term-A Loans and Term-B Loans, as applicable, of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Term-A Loans or Term-B Loans, and any such prepayment of Revolving Loans shall be made PRO RATA among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans;

                                    (B) the Borrower shall comply with SECTION
                           4.4 in the event that any LIBO Rate Loan is prepaid on any day other than the last day of the Interest Period for such Loan;

                                    (C) all such voluntary prepayments shall
                           require at least one Business Day's notice in the case of Base Rate Loans, three Business Days' notice in the case of LIBO Rate Loans, but no more than five Business Days' notice in the case of any Loans, in each case in writing to the Administrative Agent; and

                                    (D) all such voluntary partial prepayments
                           shall be in an aggregate amount of $250,000 or any larger integral multiple of $50,000 or in the aggregate principal amount of all Loans of the applicable Tranche and type then outstanding; or

                           (ii) Swing Line Loans, provided that

                                    (A) all such voluntary prepayments shall
                           require prior telephonic notice to the Swing Line Lender on or before 1:00 p.m., New York City time, on the day of such prepayment (such notice to be confirmed in writing by the Borrower within 24 hours thereafter); and

                                    (B) all such voluntary partial prepayments
                           shall be in an aggregate amount of $50,000 and integral multiples of $10,000 or in the aggregate principal amount of all Swing Line Loans then outstanding;

                  (b) shall, on each date when any reduction in the then applicable Borrowing Base Amount shall become effective, make a mandatory prepayment of Revolving Loans or Swing Line Loans (or both) and (if necessary) deposit with the Administrative Agent cash collateral for Letter of Credit Outstandings, in an aggregate amount equal to the excess, if any, of the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (ii) the aggregate amount of all Letter of Credit Outstandings over the then applicable Borrowing Base Amount;

                  (c) shall, no later than five Business Days following the delivery by the Borrower of its annual audited financial reports required pursuant to clause (b) of SECTION 7.1.1 (commencing January 1,
         1999), deliver to the Administrative Agent a calculation of the Excess Cash Flow for the Fiscal Year last ended and, no later than five Business Days following the delivery of such calculation, make a mandatory prepayment of the Term Loans in an amount equal to (i) 50% of the Excess Cash Flow (if any) for such Fiscal Year LESS (ii) the aggregate amount of voluntary prepayments of the principal of Term Loans actually made in such Fiscal Year pursuant to clause (a) of
         SECTION 3.1.1, to be applied as set forth in SECTION 3.1.2; provided, however, that no such prepayment shall be required to be made to the extent that the amount of Debt as reduced by giving effect to such prepayment would result in a Leverage Ratio of less than 3.50:1 on a pro forma basis as of the end of the immediately preceding Fiscal Quarter;

                  (d) shall, not later than 30 days following the receipt of any Net Disposition Proceeds or not later than one Business Day following the receipt of any Net Debt Proceeds by the Borrower or any of its Subsidiaries, deliver to the Administrative Agent a calculation of the amount of such Net Disposition Proceeds or Net Debt Proceeds, as the case may be, and, subject to the following proviso, to the extent the amount of such Net Disposition Proceeds or Net Debt Proceeds, as the case may be, exceeds $500,000 (in the aggregate), make a mandatory prepayment of the Term Loans in an amount equal to

         100% of such Net Disposition Proceeds or Net Debt Proceeds, as the case may be, to be applied as set forth in SECTION 3.1.2; provided that no mandatory prepayment on account of such Net Disposition Proceeds shall be required under this clause if the Borrower informs the Agents no later than 30 days following the receipt of any Net Disposition Proceeds of its or its Subsidiary's good faith intention to apply such Net Disposition Proceeds to the acquisition of other assets or property consistent with its permitted businesses (including by way of merger or investment) within 365 days following the receipt of such Net Disposition Proceeds, with the amount of such Net Disposition Proceeds unused after such 365 day period being applied to the Loans pursuant to
         SECTION 3.1.2, except that if any Net Disposition Proceeds with respect to any sale, transfer or other disposition would exceed $10,000,000, whether in a single transaction or a series of related transactions, then only $10,000,000 may be applied to the acquisition of such assets or property and the amount of such Net Disposition Proceeds in excess of $10,000,000 shall be applied as set forth in SECTION 3.1.2; provided, further, however that at any time when an Event of Default shall have occurred and be continuing, such Net Disposition Proceeds will be deposited in an account maintained with the Administrative Agent for disbursement at the request of the Borrower to pay for such acquisition;

                  (e) shall, concurrently with the receipt of any Net Equity Proceeds by the Borrower or any of its Subsidiaries, deliver to the Administrative Agent a calculation of the amount of such Net Equity Proceeds, and no later than five Business Days following the delivery of such calculation, and, to the extent that the amount of such Net Equity Proceeds exceeds $500,000 (in the aggregate), make a mandatory prepayment of the Term Loans in an amount equal to 50% of such Net Equity Proceeds to be applied as set forth in SECTION 3.1.2; provided, however, that no such prepayment shall be required to be made to the extent that the amount of Debt as reduced by giving effect to such prepayment would result in a Leverage Ratio of less than 3.50:1 on a pro forma basis as of the end of the immediately preceding Fiscal Quarter;

                  (f) shall, concurrently with the receipt of any Casualty Proceeds by the Borrower or any of its Subsidiaries in excess of $500,000 (individually or in the aggregate over the course of a Fiscal
         Year), deposit such Casualty Proceeds in an account maintained with the Administrative Agent and within 60 days following the receipt by the Borrower or any of its Subsidiaries of such Casualty Proceeds, direct the Administrative Agent to apply such Casualty Proceeds to prepay the Term Loans in an amount equal to 100% of such Casualty Proceeds, to be applied as set forth in SECTION 3.1.2; provided, that no mandatory prepayment on account of Casualty Proceeds shall be required under this clause if the Borrower informs the Agents no later than 60 days following the occurrence of the Casualty Event resulting in such Casualty Proceeds of its or its Subsidiary's good faith intention to apply such Casualty Proceeds to the rebuilding or replacement of the damaged, destroyed or condemned assets or property and in fact uses such Casualty Proceeds to rebuild or replace the damaged, destroyed or condemned assets or property within 365 days following the receipt of such Casualty Proceeds, with the amount of such

         Casualty Proceeds unused after such 365 day period being applied to the Loans pursuant to SECTION 3.1.2;

                  (g) shall, on each date when any reduction in the Revolving Loan Commitment Amount shall become effective, including pursuant to
         SECTION 3.1.2, make a mandatory prepayment of Revolving Loans and (if necessary) deposit with the Administrative Agent cash collateral for Letter of Credit Outstandings in an aggregate amount equal to the excess, if any, of the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (ii) the aggregate amount of all Letter of Credit Outstandings over the Revolving Loan Commitment Amount as so reduced;

                  (h) shall, on the Stated Maturity Date and on each Quarterly Payment Date, commencing December 31, 1999, occurring during any period set forth below, make a scheduled repayment of the outstanding principal amount, if any, of Term-A Loans in an aggregate amount equal to the amount set forth below opposite such Stated Maturity Date or period, as applicable (in each case as such amounts may have otherwise been reduced pursuant to this Agreement):

                                                               SCHEDULED
               PERIOD REPAYMENT                                PRINCIPAL

              10/l/98 to 9/30/99                                $625,000

              10/1/99 to 9/30/00                              $1,250,000

              10/1/00 to 9/30/01                              $1,875,000

              10/1/01 to 9/30/02                              $1,875,000

              10/1/02 to 9/30/03                              $3,125,000

              10/1/03 to 6/30/04                              $3,750,000

            Term-A Stated Maturity
                     Date                                     $3,750,000

                  (i) shall, on the Stated Maturity Date and on each Quarterly Payment Date, commencing December 31, 1998, occurring during any period set forth below, make a scheduled repayment of the outstanding principal amount, if any, of Term-B Loans in an aggregate amount equal to the amount set forth below opposite such Stated Maturity Date or period, as applicable (in each case as such amounts may have otherwise been reduced pursuant to this Agreement):

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

                                                           SCHEDULED
            PERIOD REPAYMENT                               PRINCIPAL

          10/1/98 to 9/30/05                                 $150,000

          10/1/05 to 6/30/06                              $13,950,000

             Term-B Stated

             Maturity Date                                $13,950,000

                  (j) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans or Obligations pursuant to SECTION 8.2 or
         SECTION 8.3 repay all outstanding Loans and other Obligations, unless, pursuant to Section 8.3, only a portion of all Loans and other Obligations are so accelerated (in which case the portion so accelerated shall be so prepaid).

         Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by SECTION 4.4. No prepayment of principal of any Revolving Loans or Swing Line Loans pursuant to clause (a), (b) or (j) of this SECTION 3.1.1 shall cause a reduction in the Revolving Loan Commitment Amount or the Swing Line Loan Commitment Amount, as the case may be.

         SECTION 3.1.2. APPLICATION.

                  (a) Subject to clause (b) below, each prepayment or repayment of principal of the Loans of any Tranche shall be applied, to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as Base Rate Loans, and SECOND, to the principal amount thereof being maintained as LIBO Rate Loans.

                  (b) Each prepayment of Term Loans made pursuant to clauses
         (a), (c), (d), (e) and (f) of SECTION 3.1.1 shall be applied, (i) on a PRO RATA basis, to the outstanding principal amount of all remaining Term-A Loans and Term-B Loans and (ii) in respect of each Tranche of Term Loans, in direct order of maturity of the remaining scheduled quarterly amortization payments in respect thereof, until all such Term-A Loans and Term-B Loans have been paid in full; provided, however, that if the Borrower at any time elects in writing, in its sole discretion, to permit any Lender that has Term-B Loans to decline to have such Term-B Loans prepaid, then any Lender having Term-B Loans outstanding may, by delivering a notice to the Agents at least one Business Day prior to the date that such prepayment is to be made, decline to have such Term-B Loans prepaid with the amounts set forth above, in which case 50% of the amounts that would have been applied to a prepayment of such Lender's Term-B Loans shall instead be applied to a prepayment of the Term-A Loans (until paid in full), with the balance being retained by the Borrower.

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

         SECTION 3.2 INTEREST PROVISIONS. Interest on the outstanding principal amount of the Loans shall accrue and be payable in accordance with this SECTION 3.2.

         SECTION 3.2.1. RATES. Each Base Rate Loan shall accrue interest on the unpaid principal amount thereof for each day from and including the day upon which such Loan was made or converted to a Base Rate Loan to but excluding the date such Loan is repaid or converted to a LIBO Rate Loan at a rate per annum equal to the sum of the Alternate Base Rate for such day plus the Applicable Margin for such Loan on such day. Each Swing Line Loan shall accrue interest on the unpaid principal amount thereof for each day from and including the day upon which such Loan was made to but excluding the date such Loan is repaid at a rate per annum equal to the sum of the then effective Alternate Base Rate PLUS the Applicable Margin MINUS the Applicable Commitment Fee. Each LIBO Rate Loan shall accrue interest on the unpaid principal amount thereof for each day during each Interest Period applicable thereto at a rate per annum equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin for such Loan on such day. All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

         SECTION 3.2.2. POST-MATURITY RATES. After the date any principal amount of any Loan shall have become due and payable (whether on the applicable Stated Maturity Date, upon acceleration or otherwise), or any other monetary Obligation (other than overdue Reimbursement Obligations which shall bear interest as provided in SECTION 2.6.2) of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to (a) in the case of any overdue principal of Loans, overdue interest thereon, overdue commitment fees or other overdue amounts in respect of Loans or other obligations (or the related Commitments) under a particular Tranche, the rate that would otherwise be applicable to Base Rate Loans under such Tranche pursuant to SECTION 3.2.1 plus 2% and (b) in the case of other overdue monetary Obligations, the rate that would otherwise be applicable to Revolving Loans that were Base Rate Loans plus 2%.

         SECTION 3.2.3. PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:

                  (a) on the Stated Maturity Date therefor;

                  (b) in the case of a LIBO Rate Loan, on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan, to the extent of the unpaid interest accrued through such date on the principal so paid or prepaid;

                  (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Closing Date;

                  (d) with respect to LIB0 Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, at intervals of three months after the first day of such Interest Period);

                  (e) with respect to the principal amount of any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

                  (f) an that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to SECTION 8.2 or SECTION 8.3, immediately upon such acceleration.

Interest accrued on Loans, Reimbursement Obligations or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

         SECTION 3.3. FEES. The Borrower agrees to pay the fees set forth in this SECTION 3.3. All such fees shall be non-refundable.

         SECTION 3.3.1. COMMITMENT FEE. The Borrower agrees to pay to the Administrative Agent for the account of each Lender that has a Revolving Loan Commitment, for each day during the period (including any portion thereof when any of the Lenders' Revolving Loan Commitments are suspended by reason of the Borrower's inability to satisfy any condition of ARTICLE V) commencing on the Restatement Effective Date and continuing to but excluding the Revolving Loan Commitment Termination Date, a commitment fee on such Lender's Percentage of the unused portion, whether or not then available, of the Revolving Loan Commitment Amount (net of Letter of Credit Outstandings) for such day at a rate per annum equal to the Applicable Commitment Fee for such day. Such commitment fee shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Restatement Effective Date, and on the Revolving Loan Commitment Termination Date. The making of Swing Line Loans shall not constitute usage of the Revolving Loan Commitment with respect to the calculation of commitment fees to be paid by the Borrower to the Lenders pursuant to this SECTION 3.3. 1.

         SECTION 3.3.2. ADMINISTRATIVE AGENT FEE. The Borrower agrees to pay an administration fee to the Administrative Agent, for its own account, in the amount and at the times set forth in the Administrative Agent's Fee Letter.

         SECTION 3.3.3. LETTER OF CREDIT FEE. The Borrower agrees to pay to the Administrative Agent, for the PRO RATA account of the Issuer and each other Lender that has a Revolving Loan Commitment, a Letter of Credit fee for each day on which there shall be any Letters of Credit outstanding in an amount equal to
(i) with respect to each standby Letter of Credit, a rate per annum equal to the then Applicable Margin for Revolving Loans maintained as LIBO Rate Loans, minus 1/8 of 1% per annum, multiplied by the Stated Amount of each such Letter of

Credit; and (ii) with respect to each documentary Letter of Credit, 1.25% per annum MULTIPLIED BY the Stated Amount of each such Letter of Credit. The Borrower further agrees to pay to the Issuer for its own account, for each day on which there shall be any Letters of Credit outstanding, an issuance fee on the aggregate undrawn amount of all Letters of Credit outstanding on such day at a rate per annum equal to 1/4 of 1%. All such fees shall be payable quarterly in arrears on each Quarterly Payment Date. The Borrower agrees to reimburse the Issuer, on demand, for all usual and customary fees and out-of-pocket costs and expenses incurred in connection with the issuance or maintenance of any Letter of Credit issued by such Issuer.

                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

         SECTION 4.1. LIBO RATE LENDING UNLAWFUL. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law, in each case after the date upon which such Lender shall have become a Lender hereunder, makes it unlawful, or any central bank or other governmental authority asserts, after such date, that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any Loans as or to LIBO Rate Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist (with the date of such notice being the "REINSTATEMENT DATE"), and (i) all LIBO Rate Loans previously made by such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion and (ii) all Loans thereafter made by such Lender and outstanding prior to the Reinstatement Date shall be made as Base Rate Loans, with interest thereon being payable on the same date that interest is payable with respect to the corresponding Borrowing of LIBO Rate Loans made by Lenders not so affected.

         SECTION 4.2. DEPOSITS UNAVAILABLE. If the Administrative Agent shall have determined that (i) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Administrative Agent in its relevant market, or (ii) by reason of circumstances affecting the Administrative Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under SECTION 2.3 and SECTION 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

         SECTION 4.3. INCREASED LIBO RATE LOAN COSTS, ETC. The Borrower agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any

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sum receivable by such Lender in respect of, making, continuing or maintaining
(or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans (excluding any amounts, whether or not constituting Taxes, referred to in SECTION 4.6) arising as a result of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority that occurs after the date upon which such Lender became a Lender hereunder. Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 4.4. FUNDING LOSSES. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan, but excluding any loss of margin, after the date of any such conversion, repayment, prepayment or failure to borrow, continue or convert) as a result of (i) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to SECTION 3.1 or otherwise, (ii) any Loans not being borrowed as LIBO Rate Loans in accordance with the Borrowing Request therefor, or (iii) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/ Conversion Notice therefor, then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 4.5. INCREASED CAPITAL COSTS. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority, in each case occurring after the applicable Lender becomes a Lender hereunder, affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments, participation in Letters of Credit or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall

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immediately pay directly to such Leader additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable; provided that such Lender may not impose materially greater costs on the Borrower than on other similarly situated borrowers by virtue of any such averaging or attribution method.

         SECTION 4.6. TAXES. (a) All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder (including Reimbursement Obligations), fees and expenses) shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding (i) any income, excise, stamp or franchise taxes and other similar taxes, fees, duties, withholdings or other charges imposed on either of the Agents as a result of a present or former connection between the applicable lending office (or office through which it performs any of its actions as Agent) of such Agent, and any income, excise, stamp or franchise taxes and other similar taxes, fees, duties, withholdings or other charges imposed on any Lender as a result of a present or former connection between the applicable lending office of such Lender, in each case, and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or taken any action to enforce, this Agreement and any Note) or (ii) any income, excise, stamp or franchise taxes and other similar taxes, fees, duties, withholdings or other charges to the extent that they are in effect and would apply as of the date any Person becomes a Lender or Assignee Lender, or as of the date that any Lender changes its applicable lending office, to the extent such taxes become applicable as a result of such change (other than a change in an applicable lending office made pursuant to SECTION 4.10 below) (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will (i) pay directly to the relevant taxing authority the full amount required to be so withheld or deducted, (ii) promptly forward to the Administrative Agent an official receipt or other documentation available to the Borrower and reasonably satisfactory to the Administrative Agent evidencing such payment to such authority, and (iii) pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required, provided, however, that the Borrower shall not be required to pay any such additional amounts in respect of amounts payable to any Lender that is not organized under the laws of the United States or a state thereof if such Lender fails to comply with the requirements of clause (b) of SECTION 4.6.

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         Moreover, if any Taxes am directly asserted against either of the
Agents or any Lender with respect to any payment received by such Agents or such Lender hereunder, such Agents or such Lender may pay such Taxes and the Borrower will promptly pay to such Person such additional amount (including any penalties, interest or expenses) as is necessary in order that the net amount received by such Person (including any Taxes on such additional amount) shall equal the amount of such Taxes paid by such Person; provided, however, that the Borrower shall not be obligated to make payment to the Lenders or the Agents (as the case may be) pursuant to this sentence in respect of penalties or interest attributable to any Taxes, if written demand therefor has not been made by such Lenders or the Agents within 60 days from the date on which such Lenders or the Agents knew of the imposition of Taxes by the relevant taxing authority or for any additional imposition which may arise from the failure of the Lenders or the Agents to apply payments in accordance with the tax law after the Borrower has made the payments required hereunder, provided, further, that the Borrower shall not be required to pay any such additional amounts in respect of any amounts payable to any Lender or the Agent (as the case may be) that is not organized under the laws of the United States or a state thereof to the extent the related Tax is imposed as a result of such Leader failing to comply with the requirements of clause (b) of SECTION 4.6. After the Lenders or the Agents (as the case may be) learn of the imposition of Taxes, such Lenders and the Agents will act in good faith to notify the Borrower of its obligations hereunder as soon as reasonably possible.

         If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure.

         (b) Each Non-U.S. Lender shall, (i) on or prior to the date of the execution and delivery of this Agreement, in the case of each Lender listed on the signature pages hereof, or, in the case of an Assignee Lender, on or prior to the date it becomes a Lender, execute and deliver to the Borrower and the Administrative Agent, two or more (as the Borrower or the Agents may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or, solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", United States Internal Revenue Service Forms W-8 and a certificate signed by a duly authorized officer of such Lender representing that such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, or such other forms or documents (or successor forms or documents), appropriately completed, establishing that payments to such Lender are exempt from withholding or deduction of Taxes; and (ii) deliver to the Borrower and the Administrative Agent two further copies of any such form or documents on or before the date that any such form or document expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent such form or document previously delivered by it to the Borrower.

         (c) If the Borrower determines in good faith that a reasonable basis exists for contesting the imposition of a Tax with respect to a Lender or either of the Agents, the relevant Lender or

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Agent, as the case may be, shall cooperate with the Borrower in challenging such
Tax at the Borrower's expense if requested by the Borrower (but in no event shall any Agent or any Lender be obligated to engage in any litigation with any taxing authority).

         (d) If a Lender or an Agent shall receive a refund (including any offset or credits from a taxing authority (as a result of any error in the imposition of Taxes by such taxing authority) of any Taxes paid by the Borrower pursuant to SUBSECTION 4.6(a) above), such Lender or the Agent (as the case may
be) shall promptly pay the Borrower the amount so received, with interest from the taxing authority with respect to such refund.

         (e) Each Lender and each Agent agrees, to the extent reasonable and without material cost to it, to cooperate with the Borrower to minimize any amounts payable by the Borrower under this SECTION 4.6.

         SECTION 4.7. PAYMENTS, COMPUTATIONS ETC. Unless otherwise expressly provided, all payments by or on behalf of the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Administrative Agent for the PRO RATA account of the Lenders, Agents or Arranger, as applicable, entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 1:00 p.m., New York time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender, Agent or Arranger, as the case may be, its share, if any, of such payments received by the Administrative Agent for the account of such Lender, Agent or Arranger, as the case may be. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (i) of the definition of the term "INTEREST PERIOD") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         SECTION 4.8. SHARING OF PAYMENTS. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or Reimbursement Obligations (other than pursuant to the terms of SECTIONS 4.3, 4.4 and 4.5) in excess of its PRO RATA share of payments then or therewith obtained by all Lenders entitled thereto, such Lender shall purchase from the other Lenders such participation in the Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent

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

of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (i) the amount of such selling Lender's required repayment to the purchasing Lender in respect of such recovery, to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to SECTION 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

         SECTION 4.9. SETOFF. Each Lender shall, upon the occurrence of any Event of Default described in clauses (b) through (d) of SECTION 8.1.9 with respect to any Obligor (other than immaterial Subsidiaries) or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, to the fullest extent permitted by law, have the right to appropriate and apply to the payment of the Obligations then due to it, and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or otherwise held by such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of SECTION 4.8. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

         SECTION 4.10. MITIGATION. Each Lender agrees that if it makes any demand for payment under Section 4.3, 4.4, 4.5, or 4.6, or if any adoption or change of the type described in SECTION 4.1 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under SECTION 4.3, 4.4, 4.5, or 4.6, or would eliminate or reduce the effect of any adoption or change described in Section 4.1.

         SECTION 4.11. REPLACEMENT OF LENDERS. Each Lender hereby severally agrees as set forth in this Section. If any Lender (a "SUBJECT LENDER") makes demand upon the Borrower for (or if the Borrower is otherwise required to pay) amounts pursuant to SECTION 4.3, 4.5 or 4.6, or gives notice pursuant to SECTION
4.1 requiring a conversion of such Subject Lender's LIBO Rate Loans to Base Rate Loans or suspending such Lender's obligation to make Loans as, or to convert Loans into, LIBO Rate Loans, the Borrower may, within 90 days of receipt by the

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

Borrower of such demand or notice (or the occurrence of such other event causing the Borrower to be required to pay such compensation), as the case may be, give notice (a "REPLACEMENT NOTICE") in writing to the Agents and such Subject Lender of its intention to replace such Subject Lender with a financial institution (a "REPLACEMENT LENDER") designated in such Replacement Notice. If the Agents shall, in the exercise of their reasonable discretion and within 30 days of their receipt of such Replacement Notice, notify the Borrower and such Subject Lender in writing that the designated financial institution is satisfactory to the Agents (such consent not being required where the Replacement Lender is already a Lender), then such Subject Lender shall, subject to the payment of any amounts due pursuant to Section 4.4, assign, in accordance with SECTION 10.11.1 all of its Commitments, Loans, Notes and other rights and obligations under this Agreement and all other Loan Documents (including, without limitation, Reimbursement Obligations) to such designated financial institution; provided, however that (i) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Subject Lender and such designated financial institution and (ii) the purchase price paid by such designated financial institution shall be in the amount of such Subject Lender's Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under SECTIONS 4.3, 4.5 and 4.6), owing to such Subject Lender hereunder. Upon the effective date of an assignment described above, the Borrower shall issue a replacement Note or Notes, as the case may be, to such designated financial institution or Replacement Lender, as applicable, and such institution shall become a "Lender" for all purposes under this Agreement and the other Loan Documents.

                                    ARTICLE V

                            CONDITIONS TO RESTATEMENT
                       EFFECTIVENESS AND CREDIT EXTENSIONS

         SECTION 5. 1. INITIAL CREDIT EXTENSION. The obligations of (i) the Existing Lenders to continue the Existing Loans as Loans under this Agreement,
(ii) the Issuer to continue Letters of Credit outstanding on the Restatement Effective Date under this Agreement and (iii) the Lenders and, if applicable, the Issuer to fund the initial Credit Extension on or after the Restatement Effective Date shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this SECTION 5.1.

         SECTION 5.1.1. RESOLUTIONS, ETC. The Agents shall have received from each Obligor a certificate, dated the Restatement Effective Date, of its Secretary or Assistant Secretary as to (i) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by it, and (ii) the incumbency and signatures of those of its officers authorized to act with respect to each Loan Document executed by it, upon which certificate each Agent and each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of such Obligor canceling or amending such prior certificate.

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         SECTION 5.1.2. HITTMAN ACQUISITION AGREEMENT. The Agents shall have received (with copies for each Lender that shall have expressly requested copies thereof) copies of fully executed versions of the Hittman Acquisition Agreement, certified to be true and complete copies thereof by an Authorized Officer of the Borrower. The Hittman Acquisition Agreement shall be in full force and effect and shall not have been modified or waived in any material respect, nor shall there have been any forbearance to exercise any material rights with respect to any of the terms or provisions relating to the conditions to the consummation of the Hittman Acquisition set forth in the Hittman Acquisition Agreement unless otherwise agreed to by the Required Lenders.

         SECTION5.1.3. CONSUMMATION OF THE HITTMAN ACQUISITION. The Agents shall have received evidence satisfactory to each of them that all actions necessary to consummate Hittman Acquisition shall have occurred, including, without limitation, evidence that (i) all actions necessary to consummate the Hittman Acquisition shall have been taken in accordance with law and the Hittman Acquisition Agreement, (ii) the Borrower shall have received the Equity Contribution in an amount of not less than $13,000,000 and (iii) the Hittman Acquisition shall be consummated for an aggregate amount not to exceed $69,000,000 plus earnout amounts not to exceed $6,000,000 in the aggregate (excluding any amounts necessary to pay related fees and expenses, which shall not exceed $6,000,000), in each case in a manner (and pursuant to documentation) in all respects reasonably satisfactory to the Agents.

         SECTION 5.1.4. RESTATEMENT EFFECTIVE DATE CERTIFICATE. Each of the Agents shall have received, with counterparts for each Lender, the Restatement Effective Date Certificate, substantially in the form of EXHIBIT D hereto, dated the Restatement Effective Date and duly executed and delivered by the chief executive, financial or accounting (or equivalent) Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date under this Agreement, and, at the time such certificate is delivered, such statements shall in fact be true and correct.

         SECTION 5.1.5. DELIVERY OF NOTES. The Agents shall have received, for the account of each Lender, a Note of each applicable Tranche duly executed and delivered by the Borrower.

         SECTION 5.1.6. AFFIRMATION AND CONSENT. The Agents shall have received an affirmation and consent in form set forth as EXHIBIT L hereto executed and delivered by an Authorized Officer of Holdco and Intermediate Holdco.

         SECTION 5.1.7. PAYMENT OF OUTSTANDING INDEBTEDNESS, ETC. All Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full (including, to the extent necessary, from proceeds of the Borrowing of Additional Term Loans); and all Liens securing payment of any such Indebtedness shall have been released and the Administrative Agent shall have received all Uniform Commercial Code

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Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

         SECTION 5.1.8. SUBSIDIARY GUARANTY. The Agents shall have received executed counterparts of a Subsidiary Guaranty, dated the Restatement Effective Date, duly executed by Hittman.

         SECTION 5.1.9. BORROWER PLEDGE AGREEMENT. The Agents shall have received executed counterparts of the Borrower Pledge Agreement, dated as of the Restatement Effective Date, duly executed by an Authorized Officer of the Borrower, together with the certificates evidencing all of the issued and outstanding shares of Capital Stock of Hittman which shall be pledged pursuant to the Borrower Pledge Agreement, which certificates shall in each case be accompanied by undated stock powers duly executed in blank. If any securities pledged pursuant to a Pledge Agreement are uncertificated securities or are held through a financial intermediary, the Administrative Agent shall have received confirmation and evidence satisfactory to it that appropriate book entries have been made in the relevant books or records of a financial intermediary or the issuer of such securities, as the case may be, or other appropriate steps have been taken under applicable law resulting in the perfection of the security interest granted in favor of the Administrative Agent in such securities pursuant to the terms of the applicable Pledge Agreement.

         SECTION 5.1.10. SECURITY AGREEMENT. The Agents shall have received executed counterparts of the Subsidiary Security Agreement, dated as of the Restatement Effective Date, duly executed by Hittman, together with

                  (a) executed Uniform Commercial Code financing statements (Form UCC-1) naming Hittman as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, to be filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Subsidiary Security Agreement (provided that perfection of security interests in motor vehicles shall not be required);

                  (b) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any collateral described in the Subsidiary Security Agreement previously granted to such Person, together with such other Uniform Commercial Code Form UCC-3 termination statements as the Administrative Agent may reasonably request from such Obligor; and

                  (c) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Agents, dated a date reasonably near to the Restatement Effective Date, listing all effective financing statements which name Hittman or any of its Subsidiaries (under their

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         present names and any previous names) as the debtor and which are filed in the jurisdictions in which filings are to be made pursuant to clause
         (a) above, together with copies of such financing statements.

         SECTION 5.1.11. MORTGAGE AMENDMENTS. The Agents shall have received amendments to each Mortgage relating to each property listed on Item 7.1.11(a) ("MORTGAGED PROPERTIES") of the Disclosure Schedule to evidence the increased Indebtedness secured by such Mortgage.

         SECTION 5.1.12. FINANCIAL INFORMATION, ETC. The Agents shall have received, with counterparts for each Lender,

                  (a) the (i) audited balance sheets of each of the Borrower and Hittman, in each case as at December 31, 1995, December 31, 1996 and December 31, 1997 and the audited statements of income, cash flows and stockholders' equity for the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997 and (ii) unaudited balance sheet of each of the Borrower and Hittman, in each case as at March 31, 1998 and unaudited statements of income, cash flows and stockholders' equity for the three months then ended (collectively, the "BASE FINANCIAL STATEMENTS"); and

                  (b) a PRO FORMA consolidated balance sheet of the Borrower and its Subsidiaries (including Hittman), as of December 31, 1997 (the "PRO FORMA BALANCE SHEET"), certified by the chief financial or accounting Authorized Officer of the Borrower, giving effect to the consummation of the Hittman Acquisition, and reflecting the proposed legal and capital structure of the Borrower, which legal and capital structure shall be satisfactory in all respects to the Arranger and the Syndication Agent.

         SECTION 5.1.13. SOLVENCY, ETC. The Agents shall have received a solvency certificate from the chief financial Authorized Officer of the Borrower, dated the Restatement Effective Date, in form and substance satisfactory to the Agents.

         SECTION 5.1.14. LITIGATION. There shall exist no pending or threatened material litigation, proceedings or investigations which (x) contests the consummation of the Hittman Acquisition or (y) could reasonably be expected to have a material adverse effect on the financial condition, operations, assets, businesses, properties or prospects of the Borrower or Hittman.

         SECTION 5.1.15. MATERIAL ADVERSE CHANGE. There shall have occurred no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Borrower or Hittman, since December 31, 1997.

         SECTION 5.1.16. OPINIONS OF COUNSEL. The Agents shall have received opinions, dated the date of the initial Credit Extension on the Restatement Effective Date and addressed to the Agents and all Lenders from Weil, Gotshal & Manges LLP, special New York counsel to each of the Obligors, in substantially the form of EXHIBIT K hereto.

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         SECTION 5.1.17. PERFECTION CERTIFICATE. The Administrative Agent shall have received the Perfection Certificate, dated as of the Restatement Effective Date, duly executed and delivered by an Authorized Officer of the Borrower.

         SECTION 5.1.18. RELIANCE LETTERS. The Agents shall, unless otherwise agreed, have received reliance letters, dated the date of the making of the initial Credit Extension on the Restatement Effective Date and addressed to each Lender and each Agent, in respect of each of the legal opinions (other than "disclosure and other similar opinions) delivered in connection with the Hittman Acquisition.

         SECTION 5.1.19. CLOSING FEES, EXPENSES, ETC. The Agents and the Arranger shall have received, each for its own respective account or, in the case of the Administrative Agent, for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to SECTIONS 3.3 and 10.3, if then invoiced.

         SECTION 5.1.20. SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any other Obligor shall be reasonably satisfactory in form and substance to the Agents and their counsel; the Agents and their counsel shall have received all information, approvals, opinions, documents or instruments as the Agents or their counsel may reasonably request.

         SECTION 5.2. ALL CREDIT EXTENSIONS. The obligation of each Lender and, if applicable, the Issuer, to make any Credit Extension (including its initial Credit Extension) shall be subject to the satisfaction of each of the conditions precedent set forth in this SECTION 5.2.

         SECTION 5.2.1. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to any Credit Extension the following statements shall be true and correct:

                  (a) the representations and warranties set forth in ARTICLE VI and in each other Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

                  (b) the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and including Swing Line Loans, plus (ii) the aggregate amount of all Letter of Credit Outstandings, does not exceed the lesser of (x) the Revolving Loan Commitment Amount then in effect and (y) the then applicable Borrowing Base Amount; and

                  (c) no Default shall have then occurred and be continuing.

         SECTION 5.2.2. CREDIT EXTENSION REQUEST. The Agents shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request

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and the acceptance by the Borrower of proceeds of any Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect thereto and the application of the proceeds thereof) the statements made in SECTION
5.2.1 are true and correct.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders, the Issuer and the Agents to enter into this Agreement and to make Credit Extensions hereunder, the Borrower represents and warrants unto the Agents, the Issuer and each Lender as set forth in this
ARTICLE VI.

         SECTION 6.1. ORGANIZATION, ETC. The Borrower and each of its Subsidiaries (a) is a corporation validly organized and existing and in good standing to the extent required under the laws of the jurisdiction of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation to the extent required under the laws of each jurisdiction where the nature of its business requires such qualification, except to the extent that the failure to qualify would not reasonably be expected to result in a Material Adverse Effect, and (b) has full power and authority and holds all requisite governmental licenses, permits and other approvals to (i) enter into and perform its Obligations in connection with the Transaction and under this Agreement, the Notes and each other Loan Document to which it is a party and
(ii) own and hold under lease its property and to conduct its business substantially as currently conducted by it except, in the case of this clause
(b)(ii), where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 6.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it and the Borrower's and, where applicable, each such other Obligor's participation in the consummation of the Transaction, are within the Borrower's and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's or any such Obligor's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any such Obligor, where such contravention, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (iii) result in, or require the creation or imposition of, any Lien on any of the Borrower's or any other Obligor's properties, except pursuant to the terms of a Loan Document.

         SECTION 6.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person, is required for the due execution, delivery or performance by the Borrower or any other Obligor of this Agreement, the Notes or any other Loan Document to which it is a party, or

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

for the Borrower's and each such other Obligor's participation in the consummation of the Transaction, except as have been duly obtained or made and are in full force and effect or those which the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect. None of the Borrower nor any other Obligor, nor any of the Borrower's Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 6.4. VALIDITY, ETC. This Agreement constitutes, and the Notes and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms; and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, in each case with respect to this SECTION 6.4 subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         SECTION 6.5. FINANCIAL INFORMATION. The Borrower has delivered to the Agents and each Lender copies of (a) the Base Financial Statements and (b) the Pro Forma Balance Sheet. Each of the financial statements described above has been prepared in accordance with GAAP consistently applied (in the case of clause (a)) and, in the case of clause (b) on a basis substantially consistent with the basis used to prepare the financial statements referred to in clause
(a) and (in the case of clause (a)) present fairly the consolidated financial condition of the corporations covered thereby as at the date thereof and the results of their operations for the periods then ended and (in the case of clause (b)) include appropriate pro forma adjustments to give pro forma effect to the Hittman Acquisition.

         SECTION 6.6. NO MATERIAL ADVERSE CHANGE. Since December 31, 1996, there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole.

         SECTION 6.7. LITIGATION, LABOR CONTROVERSIES, ETC. There is no pending or, to the knowledge of the Borrower, threatened, litigation, action, proceeding, labor controversy, arbitration or governmental investigation affecting any Obligor, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to result in a Material Adverse Effect except as disclosed in ITEM 6.7 ("Litigation") of the Disclosure Schedule. No material adverse development has occurred in any litigation, action, labor controversy, arbitration or governmental investigation or other proceeding disclosed in ITEM 6.7 ("Litigation") of the Disclosure Schedule.

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         SECTION 6.8. SUBSIDIARIES. The Borrower has only those Subsidiaries (i)
which are identified in ITEM 6.8 ("Existing Subsidiaries") of the Disclosure Schedule, or (ii) which are permitted to have been acquired in accordance with
SECTION 7.2.5 or 7.2.8.

         SECTION 6.9. OWNERSHIP OF PROPERTIES. Except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, the Borrower and each of its Subsidiaries owns good title to, or leasehold interests in, all of its properties and assets (other than insignificant properties and assets), real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens or material claims (including material infringement claims with respect to patents, trademarks, copyrights and the like), except as permitted pursuant to SECTION 7.2.3.

         SECTION 6.10. TAXES. Each of Holdco, Intermediate Holdco, the Borrower and each of their respective Subsidiaries has filed all Federal, State and other material tax returns, if any, required by law to have been filed by it and has paid all taxes and governmental charges, if any, thereby shown to be owing, except any such taxes or charges which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 6.11. PENSION AND WELFARE PLANS. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty other than such condition, event or transaction which would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in ITEM 6.11 ("Employee Benefit Plans") of the Disclosure Schedule or otherwise approved by the Agents (such approval not to be unreasonably withheld or delayed), since the date of the last financial statement the Borrower has not increased any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA, except as would not have Material Adverse Effect.

         SECTION 6.12. ENVIRONMENTAL MATTERS. Except as set forth in Item 6.12 ("Environmental Matters") of the Disclosure Schedule or as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse
Effect:

                  (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in compliance with all Environmental Laws;

                  (b) there have been no past, and there are no pending or threatened (i) written claims, complaints, notices or requests for information received by the Borrower or any

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



         of its Subsidiaries with respect to any alleged violation of any Environmental Law, or (ii) written complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law;

                  (c) to the best knowledge of the Borrower, there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries;

                  (d) the Borrower and its Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

                  (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or, to the knowledge of the Borrower or any of its Subsidiaries, proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                  (f) to the best knowledge of the Borrower, there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries;

                  (g) the Borrower and its Subsidiaries have not directly transported or directly arranged for the transportation of any Hazardous Material to any location (i) which is listed or to the knowledge of the Borrower or any of its Subsidiaries, proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list, or (ii) which is the subject of federal, state or local enforcement actions or other investigations;

                  (h) to the best knowledge of the Borrower, there are no polychlorinated biphenyls or friable asbestos present in a manner or condition at any property now or previously owned or leased by the Borrower or any Subsidiary of the Borrower; and

                  (i) to the best knowledge of the Borrower, no conditions exist at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law.

         SECTION 6.13. REGULATIONS U AND X. Neither the Borrower, Intermediate Holdco nor Holdco is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extension will be used to acquire any "margin stock". Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

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         SECT10N 6.14. ACCURACY OF INFORMATION. All material factual information concerning the financial condition, operations or prospects of the Borrower, Holdco and their respective Subsidiaries heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to the Agents, the Arranger, the Issuer or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby or with respect to the Transaction is, and all other such factual information hereafter furnished by or on behalf of the Borrower, or any of its respective Subsidiaries to the Agents, the Arranger, the Issuer or any Lender will be, taken as a whole, true and accurate in every material respect on the date as of which such information is dated or certified and such information is not, or shall not be, taken as a whole, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading. Any term or provision of this Section to the contrary notwithstanding, insofar as any of the factual information described above includes assumptions, estimates, projections or opinions, no representation or warranty is made herein with respect thereto; provided, however, that to the extent any such assumptions, estimates, projections or opinions are based on factual matters, the Borrower has reviewed such factual matters and nothing has come to its attention in the context of such review which would lead it to believe that such factual matters were not or are not true and correct in all material respects or that such factual matters omit to state any material fact necessary to make such assumptions, estimates, projections or opinions not misleading in any material respect.

         SECTION 6.15. SOLVENCY. The Transaction (including, among other things, the incurrence of the initial Credit Extension hereunder, the incurrence by the Borrower of the Indebtedness represented by the Notes and the Subordinated Notes and the application of the proceeds of the Credit Extensions), will not involve or result in any fraudulent transfer or fraudulent conveyance under the provisions of Section 548 of the Bankruptcy Code (11 U.S.C. ss. 101 et seq., as from time to time hereafter amended, and any successor or similar statute) or any applicable state law respecting fraudulent transfers or fraudulent conveyances. On the Restatement Effective Date, after giving effect to the Hittman Acquisition, the Borrower is Solvent.

         SECTION 6.16. YEAR 2000 PROBLEM. Each Obligor has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by such Obligor may be unable to recognize and properly perform date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based on such review and program, no Obligor reasonably believes that the "Year 2000 Problem" could reasonably be expected to have a Material Adverse Effect. At the request of any Agent, the Borrower shall provide the Agents assurance reasonably acceptable to the Agents of the Borrower's Year 2000 compatibility.

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                                   ARTICLE VII

                                    COVENANTS

         SECTION 7.1. AFFIRMATIVE COVENANTS. The Borrower agrees with the Agents, the Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.1.

         SECTION 7.1.1. FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. The Borrower will furnish, or will cause to be furnished, to each Lender and each Agent copies of the following financial statements, reports, notices and information:

                  (a) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower (or, if the Borrower is required to file such information on a Form 10-Q with the Securities and Exchange Commission, promptly following such filing), a consolidated (if applicable) balance sheet of the Borrower and its Subsidiaries, if any, as of the end of such Fiscal Quarter, together with the related consolidated (if applicable) statements of income and cash flows for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter (it being understood that the foregoing requirement may be satisfied by delivery of the Borrower's report to the Securities and Exchange Commission on Form 10-Q, if any), certified by the president, chief executive officer, treasurer, assistant treasurer, controller or chief financial Authorized Officer of the Borrower;

                  (b) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower (or, if the Borrower is required to file such information on a Form 10-K with the Securities and Exchange Commission, promptly following such filing), a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including therein a consolidated balance sheet for the Borrower and its Subsidiaries as of the end of such Fiscal Year, together with the related consolidated statements of income and cash flows for such Fiscal Year (it being understood that the foregoing requirement may be satisfied by delivery of the Borrower's report to the Securities and Exchange Commission on Form 10-K, if any), in each case certified (without any Impermissible Qualification) by Deloitte & Touche LLP or another "Big Six" firm of independent public accountants, together with a certificate from such accountants as to whether, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default that has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof;

                  (c) together with the delivery of the financial information required pursuant to clauses (a) and (b), a Compliance Certificate, in substantially the form of EXHIBIT E, executed by the president, chief executive officer, treasurer, assistant treasurer, controller

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

or chief financial Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agents) compliance with the financial covenants set forth in
SECTION 7.2.4;

         (d) as soon as possible and in any event within five Business Days after obtaining knowledge of the occurrence of any Default, if such Default is then continuing, a statement of the president, chief executive officer, treasurer, assistant treasurer, controller or chief financial Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken or proposes to take with respect thereto;

         (e) as soon as possible and in any event within five Business Days after (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy described in SECTION 6.7 or
(y) the commencement of any labor controversy, litigation, action, proceeding of the type described in SECTION 6.7, notice thereof and of the action which the Borrower has taken or proposes to take with respect thereto;

         (f) promptly after the sending or filing thereof, copies of all reports and registration statements (other than exhibits thereto and any registration statement on Form S-8 or its equivalent) which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

         (g) as soon as practicable after the chief financial officer or the chief executive officer of the Borrower or a member of the Borrower's Controlled Group becomes aware of (i) formal steps in writing to terminate any Pension Plan or (ii) the occurrence of any event with respect to a Pension Plan which, in the case of (i) or (ii), could reasonably be expected to result in a contribution to such Pension Plan by (or a liability to) the Borrower or a member of the Borrower's Controlled Group in excess of $1,000,000, (iii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, (iv) the taking of any action with respect to a Pension Plan which could reasonably be expected to result in the requirement that the Borrower furnish a bond to the PBGC or such Pension Plan or
(v) any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

         (h) within 15 days after the end of each calendar month, a Borrowing Base Certificate that is calculated as of the last day of such calendar month;

         (i) promptly when available but in any event within 45 days following the end of each Fiscal Year, a budget for the Borrower and its Subsidiaries for the next succeeding Fiscal Year, which budget shall be presented on a Fiscal Quarter basis and shall compute, on a pro forma basis, anticipated performance relative to the financial covenants set forth in SECTION 7.2.4 hereof; and

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                  (j) such other information respecting the condition or
         operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

         SECTION 7.1.2. COMPLIANCE WITH LAWS, ETC. The Borrower will, and will cause each of its Subsidiaries, if any, to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation) (i) except as permitted under SECTION 7.2.8, the maintenance and preservation of its corporate existence and qualification as a foreign corporation, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect, and (ii) the payment, before the same become delinquent, of all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 7.1.3. MAINTENANCE OF PROPERTIES. Except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, the Borrower will, and will cause each of its Subsidiaries, if any, to, maintain, preserve, protect and keep its properties (other than insignificant properties) in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

         SECTION 7.1.4. INSURANCE. The Borrower will, and will cause each of its Subsidiaries, if any, to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and with such provisions and endorsements as the Agents may reasonably request and will, upon request of the Agents, furnish to the Agents and each Lender a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries, if any, in accordance with this Section.

         SECTION 7.1.5. BOOKS AND RECORDS. The Borrower will, and will cause each of its Subsidiaries, if any, to, keep books and records which accurately reflect in all material respects all of its business affairs and transactions and permit the Agents, the Issuer and each Lender or any of their respective representatives, at reasonable times and intervals, and upon reasonable notice, to visit all of its offices, to discuss its financial matters with its officers and, after notice to the Borrower and provision of an opportunity for the Borrower to participate in such discussion, its independent public accountants (and the Borrower hereby authorizes such independent public accountants to discuss the Borrower's financial matters with the Issuer and each Lender or its representatives whether or not any representative of the Borrower is present, so long as the Borrower has been afforded a reasonable opportunity to be present) and to examine, and photocopy extracts from, any of its books or other corporate records. The cost and expense of each such visit shall be borne by the applicable Agent or Lender, except that each

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Agent may make one such visit each Fiscal Year and the cost and expense thereof shall be borne by the Borrower.

         SECTION 7.1.6. ENVIRONMENTAL COVENANT. The Borrower will and will cause each of its Subsidiaries, if any, to,

                  (a) use and operate all of its facilities and properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, in each case except where the failure to comply with the terms of this clause could not reasonably be expected to have a Material Adverse Effect;

                  (b) promptly notify the Agents and provide copies of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws which would have, or would reasonably be expected to have, a Material Adverse Effect, and promptly cure and have dismissed with prejudice any material actions and proceedings relating to compliance with Environmental Laws, except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books; and

                  (c) provide such information and certifications which the Agents may reasonably request from time to time to evidence compliance with this SECTION 7.1.6.

         SECTION 7.1.7. FUTURE SUBSIDIARIES; MATERIAL SUBSIDIARIES. The Borrower hereby covenants and agrees that, upon any Person becoming, after the Closing Date, a Subsidiary of the Borrower, or (in the case of clause (b) below only) upon the Borrower or any Subsidiary acquiring additional Capital Stock of any existing Subsidiary, the Borrower shall notify the Agents of such acquisition, and

                  (a) the Borrower shall promptly cause such Subsidiary (other than a Subsidiary which is a Joint Venture) to execute and deliver to the Administrative Agent, with counterparts for each Lender, a Subsidiary Guaranty and a Subsidiary Security Agreement (and, if such Subsidiary owns any real property having a value in excess of $500,000, a Mortgage), together with Uniform Commercial Code financing statements (form UCC-1) executed and delivered by the Subsidiary naming the Subsidiary as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, in appropriate form for filing under the Uniform Commercial Code and any other applicable recording statutes, in the case of real property, of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Subsidiary Security Agreement or a Mortgage, as the case may be (other than the perfection of security interests in motor vehicles); and

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                  (b) the Borrower shall promptly deliver, or cause to be
         delivered, to the Administrative Agent under a Pledge Agreement (or a supplement thereto) certificates (if any) representing all of the issued and outstanding shares of Capital Stock of such Subsidiary owned by the Borrower or any Subsidiary of the Borrower, as the case may be, along with undated stock powers for such certificates, executed in blank, or, if any securities subject thereto are uncertificated securities or are held through a financial intermediary, confirmation and evidence satisfactory to the Agents that appropriate book entries have been made in the relevant books or records of a financial intermediary or the issuer of such securities, as the case may be, or other appropriate steps shall have been taken under applicable law resulting in the perfection of the security interest granted in favor of the Administrative Agent pursuant to the terms of a Pledge Agreement;

together, in each case, with such opinions, in form and substance and from counsel satisfactory to the Agents, as the Agents may reasonably require; provided, however, that notwithstanding the foregoing, no Non-U.S. Subsidiary shall be required to execute and deliver a Mortgage or a Subsidiary Guaranty or Security Agreement, nor will the Borrower or any Subsidiary of the Borrower be required to deliver in pledge pursuant to a Pledge Agreement in excess of 65% of the total combined voting power of all classes of Capital Stock of a Non-U.S. Subsidiary entitled to vote.

         SECTION 7.1.8. FUTURE LEASED PROPERTY AND FUTURE ACQUISITIONS OF REAL PROPERTY; FUTURE ACQUISITION OF OTHER PROPERTY.

                  (a) Prior to entering into any new lease of real property or renewing any existing lease of real property following the Closing Date, the Borrower shall, and shall cause each of its U.S. Subsidiaries (other than a Subsidiary which is a Joint Venture) to, use its (and their) best efforts (which shall not require the expenditure of cash or the making of any material concessions under the relevant lease) to deliver to the Administrative Agent a Waiver executed by the lessor of any real property that is to be leased by the Borrower or such U.S. Subsidiary for a term in excess of one year in any state which by statute grants such lessor a "landlord's" (or similar) Lien which is superior to the Administrative Agent's, to the extent the value of any personal property of the Borrower or its U.S. Subsidiaries to be held at such leased property exceeds (or it is anticipated that the value of such personal property will, at any point in time during the term of such leasehold term, exceed) $1,000,000.

                  (b) In the event that the Borrower or any of its U.S. Subsidiaries (other than a Subsidiary which is a Joint Venture) shall acquire any real property having a value as determined in good faith by the Administrative Agent in excess of $500,000 in the aggregate, the Borrower or the applicable U.S. Subsidiary shall, promptly after such acquisition, execute a Mortgage and provide the Administrative Agent with (i) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to create a valid, perfected first priority Lien,

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         subject to Liens permitted by SECTION 7 2.3, against the properties purported to be covered thereby, (ii) mortgagee's title insurance policies in favor of the Agents and the Lenders in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Agents, with respect to the property purported to be covered by such Mortgage, insuring that title to such property is marketable and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as permitted by SECTION 7.2.3 or approved by the Agents, and such policies shall, to the extent available in the applicable jurisdiction, also include a revolving credit endorsement and such other endorsements as the Agents shall request and shall be accompanied by evidence of the payment in full of all premiums thereon, and (iii) such other approvals, opinions, or documents as the Agents may reasonably request.

                  (c) In accordance with the terms and provisions of any Security Agreement, provide the Agents with evidence of all recordings and filings as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to create a valid, perfected first priority Lien, subject to the Liens permitted by SECTION 7.2.3, against all property acquired after the Closing Date (excluding motor vehicles and leases of real property) and not otherwise subject to SECTION 7.1.11.

         SECTION 7.1.9. USE OF PROCEEDS ETC. The Borrower shall

                  (a) apply the proceeds of the Additional Term Loans (i) to pay the cash portion of the obligations of the Borrower in connection with the Hittman Acquisition and to pay reasonable transaction fees and expenses associated therewith; provided, that the aggregate amount of such transaction fees and expenses shall not exceed [$6,000,000]; and
         (ii) in the cast of Revolving Loans and Swing Line Loans, for working capital and general corporate purposes of the Borrower and its Subsidiaries; and

                  (b) use Letters of Credit only for purposes of supporting working capital and general corporate purposes of the Borrower and its Subsidiaries.

         SECTION 7.1.10. HEDGING OBLIGATIONS. Within six months following the Closing Date, the Administrative Agent shall have received evidence satisfactory to it that the Borrower has entered into interest rate swap, cap, collar or similar arrangements designed to protect the Borrower against fluctuations in interest rates with respect to at least 50% of the aggregate principal amount of the Term Loans for a period of at least three years from the date the initial interest rate protection arrangement was obtained with terms reasonably satisfactory to the Borrower and the Agents.

         SECTION 7.1.11. LEASEHOLD MORTGAGE. Within 60 days after the Restatement Effective Date, the Borrower shall use its best efforts to deliver to the Agents counterparts of a leasehold Mortgage relating to the property listed on ITEM 7.1.11(B) ("Leasehold Mortgaged Property") of

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

the Disclosure Schedule, dated as of the date of such delivery, duly executed by the Borrower or Hittman, as the case may be, together with

                  (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such leasehold Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to create a valid, perfected first priority Lien against the properties purported to be covered thereby;

                  (b) leasehold mortgagee's title insurance policies in favor of the Agents and the Lenders in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Agents, with respect to the property purported to be covered by such leasehold Mortgage, insuring that title to such property is marketable and that the interests created by the leasehold Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as permitted by SECTION 7.2.3 or as approved by the Agents, and such policies shall, to the extent available in the applicable jurisdiction, also include a revolving credit endorsement and such other endorsements as the Administrative Agent shall request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

                  (c) such other approvals, opinions, or documents as the Agents may reasonably request.

         SECTION 7.2. NEGATIVE COVENANTS. The Borrower agrees with the Agents and each Lender that, until all Commitments have terminated; and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this SECTION 7.2.

         SECTION 7.2.1. BUSINESS ACTIVITIES. The Borrower will not, and will not permit any of its Subsidiaries, if any, to, engage in any business activity, except business activities of the type in which the Borrower is engaged on the date hereof (after giving effect to the Acquisition and the Merger) and such activities as may be incidental, similar or related thereto.

         SECTION 7.2.2. INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries, if any, to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

                  (a) Indebtedness outstanding on the Closing Date and identified in ITEM 7.2.2(A) ("Ongoing Indebtedness") of the Disclosure Schedule, and refinancing and replacements thereof in an aggregate principal amount not exceeding the principal amount of the Indebtedness so refinanced or replaced, plus the fees and expenses incurred in connection with such refinancings or replacements, and with an average life to maturity of not less than the then average life to maturity of the Indebtedness so refinanced or replaced;

                  (b) Indebtedness in respect of the Credit Extensions and other Obligations;

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

                  (c) Indebtedness incurred by the Borrower or any of its Subsidiaries that is represented by Capitalized Lease Liabilities, mortgage financings or purchase money obligations (but only to the extent otherwise permitted by SECTION 7.2.7); provided, that the maximum aggregate amount of all Indebtedness permitted under this clause (c) shall not at any time exceed $10,000,000;

                  (d) Hedging Obligations of the Borrower or any of its Subsidiaries in respect of the Credit Extensions;

                  (e) intercompany Indebtedness of (x) any Subsidiary of the Borrower owing to the Borrower or any of its Subsidiaries or (y) the Borrower to any of its Subsidiaries, which Indebtedness (i) shall be evidenced by one or more promissory notes in form and substance satisfactory to the Agents which (except in the case of any such notes held by a Non-U.S. Subsidiary) have been duly executed and delivered to (and indorsed to the order of) the Administrative Agent in pledge pursuant to a Pledge Agreement, and (ii) shall not be forgiven or otherwise discharged for any consideration other than payment (Dollar for Dollar) in cash unless the Agents otherwise consent;

                  (f) Indebtedness evidenced by any Subordinated Note and guarantees thereof in an aggregate outstanding principal amount not to exceed $25,000,000, and refinancings and replacements thereof (i) in a principal amount equal to the aggregate the principal amount of the Indebtedness so refinanced or replaced plus any prepayment penalties, fees and expenses incurred in connection with such refinancings or replacements, (ii) with an all-in cost which is less than the Indebtedness so refinanced or replaced, (iii) with an average life to maturity of not less than the then average life to maturity of the Indebtedness so refinanced or replaced and (iv) on terms and conditions (including, without limitation, as to subordination) no less favorable to the Borrower or the Lenders;

                  (g) Assumed Indebtedness of the Borrower and its Subsidiaries in an aggregate principal amount not to exceed $7,500,000 at any time outstanding, and refinancings and replacements thereof (i) in a principal amount not exceeding in the aggregate the principal amount of the Indebtedness so refinanced or replaced plus any prepayment penalties, fees and expenses incurred in connection with such refinancings or replacements, (ii) with an all-in cost which is less than the Indebtedness so refinanced or replaced, (iii) with an average life to maturity of not less than the then average life to maturity of the Indebtedness so refinanced or replaced and (iv) on terms and conditions (including, without limitation, as to principal amortization, redemption, covenants, events of default, remedies and subordination) no less favorable to the Borrower or the Lenders;

                  (h) Indebtedness incurred by a Subsidiary of the Borrower which is a Joint Venture which is non-recourse to the Borrower or any other Subsidiary, and the parties hereby agree that such Indebtedness (including, without limitation, interest in respect thereof) shall be excluded for purposes of calculating compliance with the financial covenants contained in SECTION 7.2.4;

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

                  (i) Indebtedness of the Borrower in an aggregate amount not to exceed $6,000,000 in respect of earnout payments to Fred Hillman pursuant to the Hittman Acquisition Agreement; and

                  (j) other unsecured Indebtedness of the Borrower and its Subsidiaries in an aggregate amount at any time outstanding not to exceed $7,500,000;

provided, however, that (i) no Indebtedness otherwise permitted by clause (c),
(e), (g), (h), (i) or (J) may be incurred if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing, and (ii) that all such Indebtedness of the type described in clause (e)(y) above that is owed to Subsidiaries shall be subordinated, in writing, to the Obligations upon terms satisfactory to the Agents.

         SECTION 7.2.3. LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                  (a) Liens existing on the Closing Date and identified in ITEM 7.2.3(A) ("Ongoing Liens") of the Disclosure Schedule and Liens securing any refinancing or replacement of any obligations secured by any such Lien; provided, however, that such Lien shall only cover the same assets which originally secured the obligations being refinanced or replaced;

                  (b) Liens securing payment of the Obligations, granted pursuant to any Loan Document or any Rate Protection Agreement;

                  (c) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (c) of SECTION 7.2.2;

                  (d) Liens for taxes, assessments or other governmental charges or levies, including Liens pursuant to Section 107(1) of CERCLA or other similar law, not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (e) Liens of carriers, warehousemen, mechanics, repairmen, materialmen, contractors, laborers and landlords or other like liens incurred in the ordinary course of business for sums not overdue for a period of more than 30 days or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (f) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, bids, statutory or regulatory

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

         obligations, insurance obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                  (g) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full by a bond or (subject to a customary deductible) by insurance maintained with responsible insurance companies;

                  (h) Liens with respect to minor imperfections of title and easements, rights-of-way, restrictions, reservations, permits, servitudes and other similar encumbrances on real property and fixtures which do not materially detract from the value or materially impair the use by the Borrower or any such Subsidiary, if any, in the ordinary course of their business of the property subject thereto;

                  (i) leases or subleases granted by the Borrower or any of its Subsidiaries, if any, to any other Person in the ordinary course of business;

                  (j) Liens in the nature of trustees' Liens granted pursuant to any indenture governing any Indebtedness permitted by SECTION 7.2.2, in each case in favor of the trustee under such indenture and securing only obligations to pay compensation to such trustee, to reimburse its expenses and to indemnify it under the terms thereof;

                  (k) Liens of sellers of goods to the Borrower and its Subsidiaries arising under Article 2 of the U.C.C. or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses;

                  (l) Liens securing Assumed Indebtedness of the Borrower and its Subsidiaries, if any, permitted pursuant to clause (g) of SECTION
         7.2.2 and Liens securing any refinancing or replacement of any Assumed Indebtedness secured by any such Lien; provided, however, that (i) any such Liens attach only to the property acquired in connection with such Assumed Indebtedness and shall not attach to any assets of the Borrower or any of its Subsidiaries, if any, then existing or which arise after the date thereof and (ii) the Assumed Indebtedness and other secured Indebtedness of the Borrower and its Subsidiaries, if any, secured by any such Lien shall not exceed 100% of the fair market value of the assets being acquired in connection with such Assumed Indebtedness; and

                  (m) Liens securing indebtedness of a Subsidiary of the Borrower which is a Joint Venture; provided, however, that any such Liens shall not attach to any assets of the Borrower or any of its Subsidiaries, if any (other than such Joint Venture) then existing or which arise after the date thereof.

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

         SECTION 7.2.4. FINANCIAL COVENANTS.

                  (a) EBITDA. The Borrower will not permit EBITDA for the period of four consecutive Fiscal Quarters ending on the last day of any Fiscal Quarter occurring during any period set forth below to be less than the amount set forth opposite such period:

                           PERIOD                                    EBITDA
                           ------                                    ------
                  Restatement Effective                            $24,000,000
                  Date to 12/31/99
                  1/1/00 to 12/31/00                                30,000,000
                  1/1/01 to 12/31/01                                34,000,000
                  1/1/02 to 12/31/02                                38,000,000
                  1/1/03 and thereafter                             40,000,000

                  (b) LEVERAGE RATIO. The Borrower will not permit the Leverage Ratio as of the end of any Fiscal Quarter ending during any period set forth below to be greater than the ratio set forth opposite such period:

                                PERIOD                         LEVERAGE RATIO
                                ------                         --------------
                  Restatement Effective Date to                     5.75:1
                  9/30/99
                  10/1/99 to 12/31/99                               5.00:1
                  1/1/00 to 12/31/00                                4.50:1
                  1/1/01 to 12/31/01                                4.00:1
                  1/1/02 and thereafter                             3.00:1

                  (c) INTEREST COVERAGE RATIO. The Borrower will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter ending during any period set forth below to be less than the ratio set forth opposite such period:

                                                              INTEREST COVERAGE
                                PERIOD                              RATIO
                                ------                              -----
                  Restatement Effective Date to                     1.75:1
                  9/30/99
                  10/1/99 to 12/31/00                               2.00:1
                  1/1/01 to 12/31/01                                2.50:1

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

                  1/1/02 to 12/31/02                                3.00:1
                  1/1/03 and thereafter                             4.00:1

                  (d) FIXED CHARGE COVERAGE RATIO. The Borrower will not permit the Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter ending during any period set forth below to be less than the ratio set forth opposite such period:

                                                                FIXED CHARGE
                                PERIOD                         COVERAGE RATIO
                                ------                         --------------
                  Restatement Effective Date to                     1.00:1
                  12/31/99
                  1/1/00 and thereafter                             1.10:1

         SECTION 7.2.5. INVESTMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

                  (a) Investments existing on the Closing Date and identified in
         Item 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;

                  (b) Cash Equivalent Investments;

                  (c) without duplication, Investments permitted as Indebtedness pursuant to SECTION 7.2.2;

                  (d) without duplication, Investments permitted as Capital Expenditures pursuant to SECTION 7.2.7;

                  (e) without duplication, Investments permitted pursuant to clause (d) of SECTION 3.1.1;

                  (f) Investments by the Borrower in any of its Subsidiaries, if any, or by any such Subsidiary in any Subsidiary of the Borrower, by way of contributions to capital;

                  (g) Investments made by the Borrower or any of its Subsidiaries, if any, solely with proceeds which have been contributed, directly or indirectly after the Closing Date, to the Borrower or such Subsidiary as cash equity from Holdco (whether such contribution shall be made by Holdco through Intermediate Holdco or otherwise) for the purpose of making an Investment identified in a notice to the Agents on or prior to the date that such capital contribution is made;

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

                  (h) Investments to the extent the consideration received pursuant to clause (c)(i) of SECTION 7.2.9 is not all cash;

                  (i) Investments in the form of loans to officers, directors and employees of the Borrower and its Subsidiaries, if any, for the sole purpose of purchasing Holdco's common stock (or purchases of such loans made by others) in an aggregate amount at any time outstanding not to exceed $5,000,000;

                  (j) Investments made by the Borrower or any of its Subsidiaries in Joint Ventures in an aggregate amount not to exceed $10,000,000 over the term of this Agreement; provided, that if Capital Stock is being acquired by the Borrower or any such Subsidiary in connection with such Investment, the Borrower or such Subsidiary shall cause such Capital Stock to be pledged to the Administrative Agent for the benefit of the Lenders;

                  (k) other Investments (including Assumed Indebtedness) made by the Borrower or any of its Subsidiaries in an aggregate amount not to exceed (i) $15,000,000 for the period from the Restatement Effective Date to the first anniversary of the Restatement Effective Date and
         (ii) an incremental $5,000,000 for each subsequent twelve-month period, which Investments shall result in the Borrower or the relevant Subsidiary acquiring (subject to SECTION 7.2.1) a majority controlling interest (except with respect to the Investment made by the Borrower in the distributor obtaining the assets of the Greatbatch Scientific division) in the Person in which such Investment was made or increasing any such controlling interest maintained by it in such Person; provided, that the Borrower shall be permitted to carry forward to each subsequent twelve-month period the aggregate amount of Investments permitted (but not made) pursuant to this clause (k) in the prior twelve-month period; or

                  (l) Investments consisting of, or made in connection with, the Hittman Acquisition;

provided, however, that

                  (m) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements;

                  (n) no Investment otherwise permitted by clause (c) (except to the extent permitted under SECTION 7.2.2), (e), (f), (h), (i) (j), (k) or (l) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

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

         SECTION 7.2.6. RESTRICTED PAYMENTS, ETC. On and at all times after the date hereof:

                  (a) the Borrower will not, and will not permit any of its Subsidiaries, if any, to, declare, pay or make any dividend, distribution or exchange (in cash, property or obligations) on or in respect of any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower (other than (i) dividends or distributions payable in its common stock or warrants to purchase its common stock and (ii) splits or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, exchange, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase, redeem or exchange, any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower, warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower; and

                  (b) the Borrower will not, and will not permit any of its Subsidiaries to (i) make any payment or prepayment of principal of, or make any payment of interest on, any Subordinated Note except for scheduled payments made on the stated, scheduled date therefor set forth in the documents and instruments memorializing such Subordinated Note, or which would violate the subordination provisions of such Subordinated Note, or (ii) redeem, purchase or defease any Subordinated Note (the foregoing prohibited acts referred to in clauses (a) and (b) above are herein collectively referred to as "RESTRICTED PAYMENTS");

provided, however, that

                  (c) notwithstanding the provisions of clause (a) above, the Borrower shall be permitted to make Restricted Payments to Intermediate Holdco to the extent necessary to enable Intermediate Holdco or Holdco
         (i) to pay advisory fees and retainer (in an amount not to exceed $100,000 in the aggregate in any Fiscal Year) pursuant to the DLJSC Agreement as in effect on the Closing Date and expenses, (ii) to make payments in respect of taxes and (iii) so long as (A) no Default shell have occurred and be continuing on the date such Restricted Payment is declared or to be made, nor would a Default result from the making of such Restricted Payment, (B) after giving effect to the making of such Restricted Payment the Borrower shall be in PRO FORMA compliance with the covenants set forth in SECTION 7.2.4 for the most recent full Fiscal Quarter immediately preceding the date of the payment of such Restricted Payment for which the relevant financial information has been delivered pursuant to clause (a) or clause (b) of SECTION 7.1.1, and (c) an Authorized Officer of the Borrower shall have delivered a certificate to the Agents in form and substance satisfactory to the Agents (including a calculation of the Borrower's compliance with the covenants set forth in Section 7.2.4) certifying as to the accuracy of clauses (c)(iii)(A) and (c)(iii)(A) above, to purchase, redeem, acquire or otherwise retire for value shares of Capital Stock of Holdco held by directors, officers or employees of Holdco, Intermediate Holdco, the Borrower or any of its Subsidiaries, if any, or options on any such shares or related stock appreciation rights or similar securities owned by such directors, officers or employees (or their estates or beneficiaries under their estates), in all cases only upon death, disability, retirement, termination of employment or pursuant to the terms of such stock option plan or any other agreement under which such shares of Capital Stock, options, related rights or similar securities were issued (collectively referred to as a "REDEMPTION") (or to pay principal of or interest on notes issued by Holdco as consideration for any Redemption) in an aggregate amount, in the case of this clause (c)(iii), not to exceed $5,000,000; and

                  (d) notwithstanding the provisions of clauses (a) and (b) above, the Borrower and its Subsidiaries shall be permitted to make the Restricted Payments included in the Transaction and to make payments to Holdco in an amount not to exceed $1,000,000 to finance the purchase by certain current equity owners and employees of WGL of Capital Stock of Holdco acquired by the DLJMB Entities in the Acquisition.

         SECTION 7.2.7. CAPITAL EXPENDITURES, ETC. With respect to Capital Expenditures, the parties covenant and agree as follows:

                  (a) The Borrower will not, and will not permit any of its Subsidiaries, if any, to, make or commit to make Capital Expenditures in any Fiscal Year, except Capital Expenditures (i) which do not aggregate in excess of $10,000,000 in such Fiscal Year PLUS (ii) an aggregate amount equal to $10,000,000 over the term of this Agreement; provided, however, that, to the extent the amount of Capital Expenditures permitted to be made in any Fiscal Year pursuant to clause
         (i) above exceeds the aggregate amount of Capital Expenditures actually made during such Fiscal Year, such excess amount (up to an aggregate of 50% of the amount of Capital Expenditures permitted for such Fiscal Year, without giving effect to this proviso) may be carried forward to (but only to) the next succeeding Fiscal Year (any such amount to be certified by the Borrower to the Agents in the Compliance Certificate delivered for the last Fiscal Quarter of such Fiscal Year, and any such amount carried forward to a succeeding Fiscal Year shall be deemed to be used prior to the Borrower and its Subsidiaries, if any, using the amount of Capital Expenditures permitted by this Section in such succeeding Fiscal Year, without giving effect to such carry-forward).

                  (b) The parties acknowledge and agree that the permitted Capital Expenditure level set forth in clause (a) above shall be exclusive of (i) the amount of Capital Expenditures actually made with cash capital contributions made to the Borrower or any of its Subsidiaries, if any, by Holdco or Intermediate Holdco, after the Closing Date and specifically identified in a certificate delivered by an Authorized Officer of the Borrower to the Agents on or about the time such capital contribution is made, (ii) that portion of any acquisition that is permitted under SECTION 7.2.5 (other than pursuant to clause (d) thereof) that is accounted for as a Capital Expenditure and (iii) any Capital Expenditure

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         made with Net Disposition Proceeds pursuant to the proviso to clause
         (d) of SECTION 3.L.1.

         SECTION 7.2.8. CONSOLIDATION, MERGER, ETC. The Borrower will not, and will not permit any of its Subsidiaries, if any, to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

                  (a) any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower (so long as the Borrower is the surviving corporation of such combination or merger) or any other Subsidiary, and the assets or stock of any such Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary; provided, that notwithstanding the above, a Subsidiary may only liquidate or dissolve into, or merge with and into, another Subsidiary of the Borrower if, after giving effect to such combination or merger, the Borrower continues to own (directly or indirectly), and the Administrative Agent continues to have pledged to it pursuant to a Pledge Agreement, a percentage of the issued and outstanding shares of Capital Stock (on a fully diluted basis) of the Subsidiary surviving such combination or merger that is equal to or in excess of the percentage of the issued and outstanding shares of Capital Stock (on a fully diluted basis) of the Subsidiary that does not survive such combination or merger that was (immediately prior to the combination or merger) owned by the Borrower or pledged to the Administrative Agent;

                  (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person (or any division thereof) not then a Subsidiary, or acquire such Person by merger, if permitted (without duplication) pursuant to
         SECTION 7.2.7 or clause (f) or (i) of SECTION 7.2.5; and

                  (c) the Borrower and its Subsidiaries may consummate the Transaction.

         SECTION 7.2.9. ASSET DISPOSITIONS, ETC. The Borrower will not, and will not permit any of its Subsidiaries, if any, to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any part of its assets, whether now owned or hereafter acquired (including accounts receivable and Capital Stock of Subsidiaries) to any Person, unless:

                  (a) such sale, transfer, lease, contribution or conveyance of such assets is (i) in the ordinary course of its business or is of obsolete or worn out property, (ii) permitted by SECTION 7.2.8, or
         (iii) between the Borrower and one of its Subsidiaries or between U.S. Subsidiaries of the Borrower;

                  (b) such sale, transfer, lease, contribution or conveyance constitutes (i) an Investment permitted under SECTION 7.2.5, (ii) a Lien permitted under SECTION 7.2.3 or (iii) a Restricted Payment permitted under SECTION 7.2.6; or

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                  (c) (i) such sale, transfer, lease, contribution or conveyance of such assets is for fair market value and the consideration (other than in respect of the disposition of the assets of the Greatbatch Scientific division) consists of no less than 75% in cash and (ii) an amount equal to the Net Disposition Proceeds generated from such sale, transfer, lease, contribution or conveyance is applied, to the extent required therein, to prepay the Loans pursuant to the terms of SECTION
         3.1.1 and SECTION 3.1.2.

         SECTION 7.2.10. MODIFICATION OF CERTAIN AGREEMENTS. Without the prior written consent of the Required Lenders, the Borrower will not, and will not permit any of its Subsidiaries to, consent to any amendment, supplement, amendment and restatement, waiver or other modification of any of the terms or provisions contained in, or applicable to, any Subordinated Note (including the Subordinated Note Indenture or to the Subordinated Debt Issuance) or any Material Document or any schedules, exhibits or agreements related thereto, is each case which would adversely affect the rights or remedies of the Lenders, or the Borrower's or any Subsidiary's, if any, ability to perform hereunder or under any Loan Document or which would increase the cash consideration payable in respect of the Acquisition or, in the case of the Stock Purchase Agreement, which would increase the Borrower's or any of its Subsidiaries' obligations or liabilities, contingent or otherwise (other than adjustments to the cash consideration payable in respect of the Acquisition made pursuant to the terms of the Stock Purchase Agreement).

         SECTION 7.2.11. TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries, if any, to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to the Borrower or such Subsidiary and is as arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates; provided, however, that the Borrower and its Subsidiaries, if any, shall be permitted (i) to enter into and perform their obligations under the Transaction Documents,
(ii) to make any Restricted Payment permitted under SECTION 7.2.6 and (iii) to enter into and perform their obligations under arrangements with DLJ and its Affiliates for underwriting, investment banking and advisory services (including payments of the fee and the retainer in respect of advisory services referred to in clause (c)(i) of SECTION 7.2 6) on usual and customary terms.

         SECTION 7.2.12. NEGATIVE PLEDGES, RESTRICTIVE AGREEMENTS, ETC. The Borrower will not, and will not permit any of its Subsidiaries, if any, to, enter into any agreement prohibiting

                  (a) the (i) creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired (other than, in the case of any assets acquired with the proceeds of any Indebtedness permitted under SECTION 7.2.2(c) or (g) (provided, that any such Liens on assets securing Indebtedness of the type described in such clause (c) or (g) type described as such attach only to the assets leased or acquired in connection with such Indebtedness and shall not attach to any other assets of the Borrower or any of its Subsidiaries then existing or which arise after the date thereof),

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         customary limitations and prohibitions contained in such Indebtedness, or (ii) ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

                  (b) any Subsidiary from making any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

         SECTION 7.2.13. STOCK OF SUBSIDIARIES. The Borrower will not permit any Subsidiary (other than a Subsidiary which is a Joint Venture), if any, to issue any Capital Stock (whether for value or otherwise) to any Person other than the Borrower or another wholly-owned Subsidiary of the Borrower.

         SECTION 7.2.14. SALE AND LEASEBACK. The Borrower will not, and will not permit any of its Subsidiaries, if any, to, enter into any agreement or arrangement with any other Person, whether an operating lease or capital lease, providing for the leasing by the Borrower or any of its Subsidiaries, if any, of real or personal property which has been or is to be sold or transferred by the Borrower or any of its Subsidiaries, if any, to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any of its Subsidiaries, if any.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

         SECTION 8.1. LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this SECTION 8.1 shall constitute an "EVENT OF DEFAULT".

         SECTION 8.1.1. NON-PAYMENT OF OBLIGATIONS. (a) The Borrower shall default in the payment or prepayment of any principal of any Loan when due or any Reimbursement Obligations or any deposit of cash for collateral purposes pursuant to SECTION 2.6.2 or SECTION 2.6.4, as the case may be, or (b) any Obligor (including the Borrower) shall default (and such default shall continue unremedied for a period of three Business Days) in the payment when due of any interest or commitment fee with respect to the Loans or Commitments or of any other monetary Obligation.

         SECTION 8.1.2. BREACH OF WARRANTY. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate (including the Restatement Effective Date Certificate) furnished by or on behalf of the Borrower or any other Obligor to the Agents, the

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Issuer, the Arranger or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to ARTICLE V) is or shall be incorrect when made in any material respect.

         SECTION 8.1.3. NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. The Borrower shall default in the due performance and observance of any of its obligations under SECTIONS 7.1.9 or 7.1.10 or 7.2 (other than SECTION 7.2.1).

         SECTION 8.1.4. NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent at the direction of the Required Lenders.

         SECTION 8.1.5. DEFAULT ON OTHER INDEBTEDNESS. A default shall occur (i) in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness, other than Indebtedness described in SECTION 8.1.1, of the Borrower or any of its Subsidiaries or Holdco having a principal amount, individually or in the aggregate, in excess of $5,000,000, or (ii) a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness having a principal amount, individually or in the aggregate, in excess of $5,000,000 if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

         SECTION 8.1.6. JUDGMENTS. Any judgment or order for the payment of money in excess of $5,000,000 (not covered by insurance from a responsible insurance company that is not denying its liability with respect thereto) shall be rendered against the Borrower or any of its Subsidiaries, if any, and remain unpaid and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

         SECTION 8.1.7. PENSION PLANS. Any of the following events shall occur with respect to any Pension Plan (i) the termination of any Pension Plan if, as a result of such termination, the Borrower would be required to make a contribution to such Pension Plan, or would reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,0000, or (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA in an amount in excess of $1,000,000.

         SECTION 8.1.8. CHANGE IN CONTROL. Any Change in Control shall occur.

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         SECTION 8.1.9. BANKRUPTCY, INSOLVENCY, ETC. The Borrower or any other
Obligor shall

                  (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

                  (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any other Obligor or any property of any thereof, or make a general assignment for the benefit of creditors;

                  (c) in the absence of such application, consent, acquiescence or assignment, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any other Obligor or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower and each other Obligor hereby expressly authorizes the Agents, the Issuer and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

                  (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any other Obligor, and, if any such case or proceeding is not commenced by the Borrower or such other Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower or such other Obligor or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower and each other Obligor hereby expressly authorizes the Agents, the Issuer and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

                  (e) take any action (corporate or otherwise) authorizing, or in furtherance of, any of the foregoing.

         SECTION 8.1.10. IMPAIRMENT OF SECURITY, ETC. Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be in full force and effect or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrower or any other Obligor shall, directory or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability thereof; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by the Loan Documents, except to the extent any event referred to above (a) relates to assets of the Borrower or any of its Subsidiaries, if any, which are immaterial, (b) results from the failure of the Administrative Agent to maintain possession of certificates representing securities pledged under any Pledge Agreement or to file continuation statements under the Uniform Commercial Code of any applicable jurisdiction or (c) is covered by a lender's title insurance policy and the relevant

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insurer promptly after the occurrence thereof shall have acknowledged in writing that the same is covered by such title insurance policy.

         SECTION 8.1.11. SUBORDINATED NOTES. The subordination provisions relating to the Subordinated Notes (the "SUBORDINATION PROVISIONS") shall fail to be enforceable by the Lenders (which have not effectively waived the benefits thereof) in accordance with the terms thereof, or the principal or interest on any Loan, Reimbursement Obligation or other Obligations shall fail to constitute "Senior Debt" (as defined in any Subordinated Note) or "senior indebtedness" (or any other similar term)); or the Borrower or any of its Subsidiaries, if any, shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, or (ii) that any of such Subordination Provisions exist for the benefit of the Agents and the Lenders.

         SECTION 8.2. ACTION IF BANKRUPTCY, ETC. If any Event of Default described in clauses (b), (c) and (d) of SECTION 8.1.9 shall occur with respect to any Obligor (other than immaterial Subsidiaries) the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations (including Reimbursement Obligations) shall automatically be and become immediately due and payable, without notice or demand and the Borrower shall automatically and immediately be obligated to deposit with the Administrative Agent cash collateral in an amount equal to all Letter of Credit Outstandings.

         SECTION 8.3. ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than an Event of Default described in clauses (b), (c) and (d) of SECTION
8.1.9 with respect to any Obligor (other than immaterial Subsidiaries)) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations) to be due and payable, require the Borrower to provide cash collateral to be deposited with the Administrative Agent in an amount equal to the undrawn amount of all Letters of Credit outstanding and/or declare the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Borrower shall deposit with the Administrative Agent cash collateral in an amount equal to all Letter of Credit Outstandings.

                                   ARTICLE IX

                                   THE AGENTS

         SECTION 9.1. ACTIONS. Each Lender hereby appoints DLJ as its Syndication Agent and Fleet as its Administrative Agent under and for purposes of this Agreement, the Notes and each

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other Loan Document. Each Lender authorizes the Agents to act on behalf of such
Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agents (with respect to which each of the Agents agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agents by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agents, ratably in accordance with their respective Term Loans outstanding and Commitments (or, if no Term Loans or Commitments are at the time outstanding and in effect, then ratably in accordance with the principal amount of Term Loans held by such Lender, and their respective Commitments as in effect in each case on the date of the termination of this Agreement), from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, either of the Agents in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which any Agent is not reimbursed by the Borrower or any other Obligor (and without limiting the obligation of the Borrower or any other Obligor to do so); PROVIDED, HOWEVER, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from such Agent's gross negligence or willful misconduct. The Agents shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of either of the Agents shall be or become, in such Agent's determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

         SECTION 9.2. FUNDING RELIANCE, ETC. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York time, on the day prior to a Borrowing or disbursement with respect to a Letter of Credit pursuant to SECTION 2.6.2 that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, may, but shall not be obligated to, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender severally agrees and the Borrower agrees to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

         SECTION 9.3. EXCULPATION. None of the Agents or the Arranger nor any of their respective directors, officers, employees or agents shall be liable to any Lender for any action

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taken or omitted to be taken by it under this Agreement or any other Loan
Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by any Agent or the Issuer shall not obligate it to make any further inquiry or to take any action. The Agents and the Issuer shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agents or the Issuer, as applicable, believe to be genuine and to have been presented by a proper Person.

         SECTION 9.4. SUCCESSOR. The Syndication Agent may resign as such upon one Business Day's notice to the Borrower and the Administrative Agent. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. The Administrative Agent may also be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to the Administrative Agent and signed by the Borrower. If the Administrative Agent at any time shall resign or be removed, the Required Lenders may, with the prior consent of the Borrower (which consent shall not be unreasonably withheld), appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation or receiving notice of removal, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall in any event be one of the Lenders or a commercial banking institution organized under the laws of the United States or a United States branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as the Administrative Agent, the provisions of (i) this ARTICLE IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement, and (ii) SECTION 10.3 and SECTION 10.4 shall continue to inure to its benefit.

         SECTION 9.5. CREDIT EXTENSIONS BY EACH AGENT. Each Agent and the Issuer shall have the same rights and powers with respect to (x) (i) in the case of the Agents, the Credit Extensions made by it or any of its Affiliates and (ii) in the case of the Issuer, the Loans made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender

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and may exercise the same as if it were not an Agent or the Issuer. Each Agent, the Issuer and each of their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if such Agent or Issuer were not an Agent or Issuer hereunder.

         SECTION 9.6. CREDIT DECISIONS. Each Lender acknowledges that it has, independently of each Agent, the Documentation Agent, the Arranger, the Issuer and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of each Agent, the Documentation Agent, the Arranger, the Issuer and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

         SECTION 9.7. COPIES, ETC. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for such Lender's account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

         SECTION 9.8. THE SYNDICATION AGENT, THE DOCUMENTATION AGENT AND THE ADMINISTRATIVE AGENT. Notwithstanding anything else to the contrary contained in this Agreement or any other Loan Document, the Agents, and the Documentation Agent, each in such capacity, shall have no duties or responsibilities under this Agreement or any other Loan Document nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any Agent or the Documentation Agent, as applicable, in such capacity except as are explicitly set forth herein or in the other Loan Documents.


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

         SECTION 10.1. WAIVERS, AMENDMENTS, ETC. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and each Obligor party thereto and by the Required Lenders; provided, however, that no such amendment, modification or waiver which would:

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                  (a) modify any requirement hereunder that any particular
         action be taken by all the Leaders or by the Required Lenders shall be effective unless consented to by each Lender;

                  (b) modify this SECTION 10.1, or clause (i) of SECTION 10.10, change the definition of "Required Lenders", increase any Commitment Amount or the Percentage of any Lender, reduce any fees described in
         SECTION 3.3 (other than the administration fee referred to in SECTION 3.3.2), release any Subsidiary Guarantor from its obligations under any Subsidiary Guaranty, or release all or substantially all of the collateral security (except in each case as otherwise specifically provided in this Agreement any such Subsidiary Guaranty, a Security Agreement or a Pledge Agreement) or extend any Commitment Termination Date shall be made without the consent of each Lender adversely affected thereby;

                  (c) extend the due date for, or reduce the amount of, any scheduled repayment of principal of or interest on or fees payable in respect of any Loan or reduce the principal amount of or rate of interest on or fees payable in respect of any Loan or any Reimbursement Obligations (which shall in each case include the conversion of all or any part of the Obligations into equity of any Obligor), shall be made without the consent of the holder of the Note evidencing such Loan or, in the case of a Reimbursement Obligation, the Issuer owed, and those Lenders participating in, such Reimbursement Obligation;

                  (d) affect adversely the interests, rights or obligations of any Agent, Issuer, Arranger or the Swing Line Lender (in its capacity as Agent, Issuer, Arranger or Swing Line Lender), unless consented to by such Agent, Issuer, Arranger or Swing Line Lender, as the case may be;

                  (e) (i) change the definition of "Borrowing Base Amount", "Eligible Account", "Eligible Inventory" or "Net Asset Value" (in each case if the effect of such change would be to require a Lender to make or participate in a Credit Extension in an amount that is greater than such Lender would have had to make or participate in immediately prior to such change), (ii) amend, modify or waive SECTION 3.1.1 (B) or (iii) have the effect (either immediately or at some later time) of enabling the Borrower to satisfy a condition precedent to the making of a Revolving Loan or the issuance of a Letter of Credit without the consent of Lenders holding at least 51% of the Revolving Loan Commitments; or

                  (f) amend, modify or waive the provisions of clause (a)(i) of
         SECTION 3.1.1 or clause (b) of SECTION 3.1.2 or effect any amendment, modification or waiver that by its terms adversely affects the rights of Lenders participating in any Tranche differently from those of Lenders participating in other Tranches, without the consent of the holders of the Notes evidencing at 51% of the aggregate amount of Loans outstanding under the Tranche or Tranches affected by such modification, or, in the case of a modification

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         affecting the Revolving Loan Commitment Amount, the Lenders holding at least 51% of the Revolving Loan Commitments.

No failure or delay on the part of any Agent, the Issuer, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Agent, the Issuer, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 10.2. NOTICES. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth on Schedule II hereto or, in the case of a Lender that becomes a party hereto after the date hereof, as set forth in the Lender Assignment Agreement pursuant to which such Lender becomes a Lender hereunder or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (and telephonic confirmation of receipt thereof has been received).

         SECTION 10.3. PAYMENT OF COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable expenses of each of the Agents (including the reasonable fees and out-of-pocket expenses of a single counsel to the Agents and of any local or foreign counsel, if any, who may be retained by counsel to the Agents) in connection with

                  (a) the syndication by the Syndication Agent and the Arranger of the Loans, the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

                  (b) the filing, recording, refiling or rerecording of each Mortgage, each Pledge Agreement and each Security Agreement and/or any Uniform Commercial code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of such Mortgage, Pledge Agreement or Security Agreement; and

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                  (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Agents, the Issuer and the Lenders harmless from all liability for, any stamp or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions made hereunder or the issuance of the Notes or Letters of Credit or any other Loan Documents. The Borrower also agrees to reimburse each Agent, the Issuer and each Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by such Agent, the Issuer or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

         SECTION 10.4. INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby, to the fullest extent permitted under applicable law, indemnifies, exonerates and holds each Agent, the Documentation Agent, the Issuer, the Arranger and each Lender and each of their respective Affiliates, and each of their respective partners, officers, directors, employees and agents, and each other Person controlling any of the foregoing within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended (collectively, the "INDEMNIFIED PARTIES"), free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses actually incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension;

                  (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (excluding any successful action brought by or on behalf of the Borrower as the result of any failure by any Lender to make any Credit Extension hereunder);

                  (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries, if any, of all or any portion of the stock or assets of any Person, whether or not such Agent, such Documentation Agent, such Issuer, such Arranger or such Lender is party thereto;

                  (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the Borrower's or any of its Subsidiaries', if any, compliance with or liability under Environmental Law or the Release by the Borrower or any of its Subsidiaries, if any, of any Hazardous Material; or

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                  (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, any real property owned or operated by the Borrower or any Subsidiary, if any, thereof of any Hazardous Material present on or under such property in a manner giving rise to liability at or prior to the time the Borrower or such Subsidiary owned or operated such property (including any losses, liabilities, damages, injuries, costs, expenses or claims assessed or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct or any Hazardous Materials that are first manufactured, emitted, generated, treated, released, stored or disposed of on any real property of the Borrower or any of its Subsidiaries, if any, or any violation of Environmental Law that first occurs on or with respect to any real property of the Borrower or any of its Subsidiaries, if any, after such real property is transferred to any Indemnified Person or its successor by foreclosure sale, deed in lieu of foreclosure, or similar transfer, except to the extent such manufacture, emission, release, generation, treatment, storage or disposal or violation is actually caused by the Borrower or any of the Borrower's Subsidiaries, if any. The Borrower and its permitted successors and assigns hereby waive, release and agree not to make any claim, or bring any cost recovery action against, any Agent, the Issuer, the Documentation Agent, the Arranger or any Lender under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, except to the extent arising out of the gross negligence or willful misconduct of any Indemnified Party. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, the Borrower's obligation to such Person under this indemnity shall likewise be without regard to fault on the part of the Borrower, to the extent permitted under applicable law, with respect to the violation or condition which results in liability of such Person. Notwithstanding anything to the contrary herein, each Agent, the Documentation Agent, the Issuer, the Arranger and each Lender shall be responsible with respect to any Hazardous Materials that are first manufactured, emitted, generated, treated, released, stored or disposed of on any real property of the Borrower or any of its Subsidiaries, if any, or any violation of Environmental Law that first occurs on or with respect to any such real property after such real property is transferred to any Agent, Documentation Agent, Issuer, Arranger or Lender to its successor by foreclosure sale, deed in lieu of foreclosure, or similar transfer, except to the extent such manufacture, emission, release, generation, treatment, storage or disposal or violation is actually caused by the Borrower or any of the Borrower's Subsidiaries. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION,10.5. SURVIVAL. The obligations of the Borrower under SECTIONS 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4. and the obligations of the Lenders under SECTIONS 4.8 and 9.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by the Borrower and

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each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

         SECTION 10.6. SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 10.7. HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

         SECTION 10.8. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 10.9. GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND, EXCEPT TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED THEREIN, EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE CONTRACTS MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto. Upon the execution and delivery of this Agreement by the parties hereto, all obligations and liabilities of DLJMB Funding II, Inc. under or relating or with respect to the Commitment Letter shall be terminated and of no further force or effect.

         SECTION 10.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that (i) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of each of the Agents and all Lenders, and (ii) the rights of sale, assignment and transfer of the Lenders are subject to SECTION 10.11.

         SECTION 10.11. SALES AND TRANSFER OF LOANS AND NOTES; PARTICIPATIONS IN LOANS AND NOTES. Each Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons, on a non PRO RATA basis (except as provided below), in accordance with this SECTION 10.11.

         SECTION 10.11.1. ASSIGNMENTS. Any Lender (the "ASSIGNOR LENDER"),

                  (a) with the written consents of the Borrower, the Agents and (in the case of any assignment of participations in Letters of Credit or Revolving Loan Commitments) the

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         Issuer and the Swing Line Lender (which consents shall not be unreasonably delayed or withheld and which consents of the Agents and the Issuer and the Swing Line Lender shall not be required in the case of assignments made to or by DLJ or any of its Affiliates), may at any time assign and delegate to one or more commercial banks or other financial institutions, and

                  (b) with notice to the Borrower, the Agents, and (in the case of any assignment of participations in Letters of Credit or Revolving Loan Commitments) the Issuer, but without the consent of the Borrower, the Agents, the Issuer or the Swing Line Lender, may assign and delegate to any of its Affiliates or to any other Lender or to any Person whose investment manager or investment advisor is the investment manager or investment advisor of such Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "ASSIGNEE LENDER"), all or any fraction of such Lender's total Loans, participations in Letters of Credit and Letter of Credit Outstandings with respect thereto and Commitments (which assignment and delegation shall be, as among Revolving Loan Commitments, Revolving Loans and participations in Letters of Credit, of a constant, and not a varying, percentage) in a minimum aggregate amount equal to the lesser of (i) $2,500,000 or (ii) the then remaining amount of such Lender's Loans and Commitments; provided, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in
Section 4.6 and the Borrower, each other Obligor and the Agents shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                  (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agents by such Lender and such Assignee Lender;

                  (d) such Assignee Lender shall have executed and delivered to the Borrower and the Agents a Lender Assignment Agreement, accepted by the Agents;

                  (e) the processing fees described below shall have been paid, and

                  (f) the Administrative Agent shall have recorded such assignment and delegation.

From and after the date that the Agents accept such Lender Assignment Agreement,
(x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the Assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its

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obligations hereunder and under the other Loan Documents. Within ten Business
Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) now Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the Assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the Assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such Assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The Assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the Assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such Assignor Lender or such Assignee Lender (but excluding DLJ and its Affiliates) must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $2,500, unless such assignment and delegation is by a Lender to its Affiliate or if such assignment and delegation is by a Lender to a Federal Reserve Bank, as provided below or is otherwise consented to by the Administrative Agent. Any attempted assignment and delegation not made in accordance with this SECTION 10.11.1 shall be null and void. Nothing contained in this SECTION 10.11.1 shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans or participate in Letters of Credit of Letter of Credit Outstandings) under this Agreement and/or its Loans and/or its Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank. In the event that S&P, Moody's or Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by Insurance Watch Ratings Service)) shall, after the date that any Lender with a Commitment to make Revolving Loans or participate in Letters of Credit becomes a Lender, downgrade the long-term certificate of deposit rating or long-term senior unsecured debt rating of such Lender, and the resulting rating shall be below BBB-, Baa3 or C (or BB, in the case of Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)) respectively, then the Borrower (with the consent of the Agents, the Swing Line Lender and the Issuer) shall have the right, but not the obligation, upon notice to such Lender and the Agents, to replace such Lender with an Assignee Lender in accordance with and subject to the restrictions contained in this Section, and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in this Section) all its interests, rights and obligations in respect of its Revolving Loan Commitment under this Agreement to such Assignee Lender; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any governmental authority and (ii) such Assignee Lender shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest and fees (if any) accrued to the date of payment on the Loans made, and Letters of Credit participated in, by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

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         SECTION 10.11.2. PARTICIPATIONS. Any Lender may at any time sell to one or more commercial banks or other Persons (each such commercial bank and other Person being herein called a "PARTICIPANT") participating interests in any of the Loans, Commitments, participations in Letters of Credit and Letters of Credit Outstandings or other interests of such Lender hereunder; provided, however, that

                  (a) no participation contemplated in this Section shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

                  (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

                  (c) the Borrower and each other Obligor and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

                  (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, agree to (i) any reduction in the interest rate or amount of fees that such Participant is otherwise entitled to, (ii) a decrease in the principal amount, or an extension of the final Stated Maturity Date, of any Loan in which such Participant has purchased a participating interest or (iii) a release of all or substantially all of the collateral security under the Loan Documents or any Subsidiary Guarantor under any Subsidiary Guaranty, in each case except as otherwise specifically provided in a Loan Document; and

                  (e) the Borrower shall not be required to pay any amount under SECTIONS 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees, subject to clause (e) above, that to the extent permitted under applicable law, each Participant, for purposes of SECTIONS 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4 shall be considered a
Lender.

         SECTION 10.11.3. ASSIGNMENT OF REGISTERED NOTES. A Registered Note and the Obligations evidenced thereby may be assigned or otherwise transferred in whole or in part pursuant to the terms of SECTION 10.11.1 and only by registration of such assignment or transfer of such Registered Note and the Obligations evidenced thereby on the Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Obligations and the Registered Note(s) evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of the Registered Note(s) evidencing such Obligations, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Noteholder thereof, and thereupon one

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or more new Registered Notes(s) in the same aggregate principal amount shall be issued to the designated Assignee Lender, and the old Registered Notes(s) shall be returned by the Administrative Agent to the Borrower marked "canceled." Prior to the due presentment for registration of assignment or transfer of any Registered Note, the Borrower and the Agents shall treat the Person in whose name such Obligations and the Registered Note(s) evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary.

         SECTION 10.12. OTHER TRANSACTIONS. Nothing contained herein shall preclude any Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION 10.13. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS, THE ISSUER OR THE BORROWER RELATING THERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE
STATE OF NEW YORK, NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR TO

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NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR
OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 10.14. WAIVER OF JURY TRIAL. THE AGENTS, THE ISSUER, THE LENDERS AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS OR THE BORROWER RELATING THERETO. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         SECTION 10.15. CONFIDENTIALITY. The Agents, the Documentation Agent, the Issuer, the Arranger and the Lenders shall hold all non-public information obtained pursuant to or in connection with this Agreement or obtained by them based on a review of the books and records of the Borrower or any of its Subsidiaries, if any, in accordance with their customary procedures for handling confidential information of this nature, but may make disclosure to any of their examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any potential BONA FIDE transferee, participant or assignee, or in connection with the exercise of remedies under a Loan Document, or as requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that

                  (a) unless specifically prohibited by applicable law or court order, each Agent, the Documentation Agent, the Arranger and each Lender shall notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Agent, the Documentation Agent, the Issuer, Arranger and Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

                  (b) prior to any such disclosure pursuant to this SECTION 10.15, each Agent, the Documentation Agent, the Issuer, the Arranger and each Lender shall require any such bona fide transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

                           (i) to be bound by this SECTION 10.15; and

                           (ii) to require such Person to require any other
                  Person to whom such Person discloses such non-public information to be similarly bound by this SECTION 10.15; and

                  (c) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by the Borrower or any Subsidiary, if any.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            WILSON GREATBACH LTD.
                                            (the successor by merger with WGL
                                            Acquisition Corp.)


                                            By: /s/ Arthur J. Lalonde
                                               ---------------------------------
                                               Name:
                                               Title:

                                            DLJ CAPITAL FUNDING, INC.,
                                            as the Syndication Agent and as
                                            Lender


                                            By: /s/ Harold J. Phillips
                                               ---------------------------------
                                               Name:  Harold J. Phillips
                                               Title: Managing Director

                                            HELLER FINANCIAL, INC.,
                                            as the Documentation Agent and as
                                            Lender


                                            By: /s/ Kathy J. Inorio
                                               ---------------------------------
                                               Name:  Kathy J. Inorio
                                               Title: Vice President

                                            FLEET NATIONAL BANK,
                                            as the Administrative Agent, Swing
                                            Line Lender and as Lender


                                            By: /s/ A. Glen Kewley
                                               ---------------------------------
                                               Name:  A. Glen Kewley
                                               Title: Assistant Vice President

LENDERS:

                                            BANKBOSTON, N.A.


                                            By: /s/ Linda E. C. Alto
                                               ---------------------------------
                                               Name:  Linda E.C. Alto
                                               Title: Vice President

                                            PARIBAS, NEW YORK BRANCH


                                            By: /s/ Brett Mehlman
                                               ---------------------------------
                                               Name:  Brett Mehlman
                                               Title: Vice President

                                            By: /s/David Canavan
                                               ---------------------------------
                                               Name:  David Canavan
                                               Title: Director

                                            BHF - BANK AKTIENGESELLSCHAFT


                                            By: /s/ Anthony Heyman
                                               ---------------------------------
                                               Name:  Anthony Heyman
                                               Title: Assistant Vice President


                                            By: /s/ John Sykes
                                               ---------------------------------
                                               Name:  John Sykes
                                               Title: VP

                                            THE CHASE MANHATTAN BANK, N.A.


                                            By: /s/ Alan Boyce
                                               ---------------------------------
                                               Name:  Alan E. Boyce
                                               Title: Vice President

                                            CITY NATIONAL BANK


                                            By: /s/ Arman Walker
                                               ---------------------------------
                                               Name:  Arman Walker
                                               Title: Vice President

                                  COMERICA BANK

                                            By: /s/ David W. Shirey
                                               ---------------------------------
                                               Name:  David W. Shirey
                                               Title: Account Officer

                                            MARINE MIDLAND BANK


                                            By: /s/ Christopher F. French
                                               ---------------------------------
                                               Name:  Christopher F. French
                                               Title: Authorized Signatory

                                            MANUFACTURERS AND TRADERS TRUST
                                            COMPANY


                                            By: /s/ Paul T. Pitman
                                               ---------------------------------
                                               Name:  Paul T. Pitman
                                               Title: Vice President

                                            MERRILL LYNCH SENIOR FLOATING RATE
                                            FUND, INC.


                                            By: /s/ Colleen Cunniffe
                                               ---------------------------------
                                               Name:  Colleen Cunniffe
                                               Title: Vice President

                                            DEEPROCK & COMPANY


                                            By:
                                               ---------------------------------
                                                      Eaton Vance Management, as
                                                      Investment Advisor

                                            By: /s/ Scott H. Page
                                               ---------------------------------
                                               Name:  Scott H. Page
                                               Title: Vice President

                                            VAN KAMPEN AMERICAN CAPITAL PRIME
                                            RATE INCOME TRUST


                                            By: /s/ Jeffrey W. Maillot
                                               ---------------------------------
                                               Name:  Jeffrey W. Maillot
                                               Title: Senior Vice President and
                                                      Director

                                            STRATA FUNDING LTD.


                                            By: /s/ John H. Cullinane
                                               ---------------------------------
                                               Name:  John H. Cullinane
                                               Title: Director

                                            CERES FINANCE LTD.


                                            By:  /s/ John H. Cullinane
                                               ---------------------------------
                                               Name:  John H. Cullinane
                                               Title: Director

                                                                      SCHEDULE I

                               DISCLOSURE SCHEDULE

ITEM 6.7 LITIGATION.

                  DESCRIPTION OF PROCEEDING              ACTION OR CLAIM SOUGHT

                  None.

ITEM 6.8 EXISTING SUBSIDIARIES.

                  Hittman Materials & Medical Components, Inc., a Delaware corporation.

ITEM 6.11 EMPLOYEE BENEFIT PLANS.

                  None.

ITEM 6.12 ENVIRONMENTAL MATTERS.

                  None.

ITEM 7.1.11(a) MORTGAGED PROPERTIES.

                  Burton Road
                  Clarence, New York 14031

                  10,000 Wehrle Drive
                  Clarence, New York 14031

ITEM 7.1.11(b) LEASEHOLD MORTGAGED PROPERTIES.

                  9190 Red Branch Road
                  Columbia, Maryland 21045

ITEM 7.2.2(a) ONGOING INDEBTEDNESS.

                  None.

ITEM 7.2.3(a) ONGOING LIENS.

                  None.

ITEM 7.2.5(a) ONGOING INVESTMENTS.

                  None.

                                                                SCHEDULE II to
                                                                Credit Agreement

                                   PERCENTAGES

                                       Revolving        Existing        Additional       Existing        Additional
                                          Loan         Term-A Loan     Term-A Loan      Term-B Loan     Term-B Loan
                                       Commitment      Commitment       Commitment      Commitment       Commitment
                                       ----------      ----------       ----------      ----------       ----------

DLJ Capital Funding. Inc.             12.5000000%     12.5000000%           0                0          15.483871%
Heller Financial, Inc.                12.5000000%     25.0000000%           0                0               0
Fleet National Bank                   12.5000000%     25.0000000%           0                0               0
BankBoston, N.A.                       6.2500000%     18.7500000%           0                0               0
Banque Paribas                         8.3333334%           0          16.6666667%           0               0
BHF-Bank Aktiengesellschaft            8.3333334%           0          16.6666667%           0               0
The Chase Manhattan Bank, N.A.         6.2500000%     18.7500000%           0                0               0
Comerica Bank                          8.3333334%           0          16.6666667%           0               0
Marine Midland Bank                    8.3333334%           0          16.6666667%           0               0
Manufacturers and Traders Trust
Company                               16.6666667%           0          13.3333334%           0               0
Van Kampen American Capital Prime
Rate Income Trust                          0                0               0                0          19.851117%
Deeprock & Company                         0                0               0           5.000000%            0
Strata Funding Ltd.                        0                0               0           8.333300%            0
Ceres Finance Ltd.                         0                0               0          16.666700%            0

                           ADMINISTRATIVE INFORMATION


                                       NOTICE INFORMATION

Wilson Greatbatch, Ltd.                10,000 Wehrle Drive
                                       Clarence, New York 14031
                                       Contact: Arthur Lalonde
                                       Fax:716-759-5508

DLJ Capital Funding, Inc.              277 Park Avenue
                                       New York, New York 10172
                                       Contact: Wendy LaMantia
                                       Fax: 212-892-7272

Fleet National Bank                    1 Federal Street
                                       Boston, Massachusetts 02211
                                       Contact: Eric Vander Mel
                                       Fax: 617-346-4806

Heller Financial, Inc.                 500 West Monroe Street
                                       Chicago, Illinois 60661
                                       Contact: Craig Gallehugh
                                       Fax: 312-441-7367

                                       LENDERS' DOMESTIC AND LIBOR OFFICES

DLJ Capital Funding, Inc.              525 Washington Blvd.
                                       Jersey City, New Jersey 07310
                                       Contact: Ed Vowinkel
                                       Fax: 201-610-1965

Fleet National Bank                    1 Federal Street
                                       Boston, Massachusetts 02211
                                       Contact: Eric Vander Mel
                                       Fax: 617-346-4806

Heller Financial, Inc.                 500 Monroe Street
                                       Chicago, Illinois 60661
                                       Contact: Craig Gallehugh
                                       Fax: 312-441-7367

                                                                     EXHIBIT A-1

                                 REVOLVING NOTE

$___________                                                      July ___, 1997

      FOR VALUE RECEIVED, the undersigned, WGL ACQUISITION CORP., a New York corporation (the "Borrower"), promises to pay to the order of ______________________ (the "Lender") on the Stated Maturity Date (as defined in the Credit Agreement referred to below), the principal sum of _______________ DOLLARS ($__________) or, if less, the aggregate unpaid principal amount of all Revolving Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the various financial institutions as are or may become parties thereto, DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Heller Financial, Inc., as the Documentation Agent for the Lenders.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                          WGL ACQUISITION CORP.


                                          By___________________________
                                            Title:

Upon the merger of WGL Acquisition
Corp. with and into the undersigned,
the undersigned acknowledges and agrees
that it shall have assumed all obligations of WGL Acquisition Corp. under this Revolving Note and each other Loan
Document executed by WGL Acquisition Corp., as if the undersigned was the direct signatory of this Note and each such other
Loan Document.

WILSON GREATBATCH LTD.


By_______________________________
  Title:

                     REVOLVING LOANS AND PRINCIPAL PAYMENTS

===============================================================================================================
               Amount of                        Amount of               Unpaid
               Revolving                        Principal              Principal
               Loan Made                         Repaid                 Balance
               ---------        Interest        ---------              ---------
Date                             Period                                                Total          Notation
----                         (If Applicable)                                           -----          Made By
              Base  LIBO     ---------------   Base   LIBO           Base   LIBO                      --------
              Rate  Rate                       Rate   Rate           Rate   Rate
              ----  ----                       ----   ----           ----   ----
===============================================================================================================

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

===============================================================================================================

                                                                     EXHIBIT A-2

                                   TERM-A NOTE
$_________________                                                 July __, 1997

      FOR VALUE RECEIVED, the undersigned, WGL ACQUISITION CORP., a New York corporation (the "Borrower"), promises to pay to the order of _____________________ (the "Lender") the principal sum of _______________
DOLLARS ($_________) or, if less, the aggregate unpaid principal amount of all Term-A Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the various financial institutions as are or may become parties thereto, DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Heller Financial, Inc., as the Documentation Agent for the Lenders.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Note is one of the Term-A Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                     WGL ACQUISITION CORP.


                                     By___________________________
                                       Title:

Upon the merger of WGL Acquisition
Corp. with and into the undersigned,
the undersigned acknowledges and agrees
that it shall have assumed all obligations of WGL Acquisition Corp. under this Term-A Note and each other Loan
Document executed by WGL Acquisition Corp., as if the undersigned was the direct signatory of this Note and each such other
Loan Document.

WILSON GREATBATCH LTD.


By__________________________
  Title:

                      TERM-A LOANS AND PRINCIPAL PAYMENTS

===============================================================================================================
               Amount of                        Amount of               Unpaid
                Term-A                          Principal              Principal
               Loan Made                         Repaid                 Balance
               ---------        Interest        ---------              ---------
Date                             Period                                                Total          Notation
----                         (If Applicable)                                           -----          Made By
              Base  LIBO     ---------------   Base   LIBO            Base   LIBO                     --------
              Rate  Rate                       Rate   Rate            Rate   Rate
              ----  ----                       ----   ----            ----   ----
===============================================================================================================

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

===============================================================================================================

                                                                     EXHIBIT A-3

                                   TERM-B NOTE

$____________                                                     July ___, 1997

      FOR VALUE RECEIVED, the undersigned, WGL ACQUISITION CORP., a New York corporation (the "Borrower"), promises to pay to the order of ____________________ (the "Lender") the principal sum of ______________ DOLLARS
($___________________) or, if less, the aggregate unpaid principal amount of all Term-B Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the various financial institutions as are or may become parties thereto, DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Heller Financial, Inc., as the Documentation Agent for the Lenders.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Note is one of the Term-B Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                     WGL ACQUISITION CORP.


                                     By___________________________
                                       Title:

Upon the merger of WGL Acquisition
Corp. with and into the undersigned,
the undersigned acknowledges and agrees
that it shall have assumed all obligations of WGL Acquisition Corp. under this Term-B Note and each other Loan
Document executed by WGL Acquisition Corp., as if the undersigned was the direct signatory of this Note and each such other
Loan Document.

WILSON GREATBATCH LTD.


By__________________________
  Title:

                      TERM-B LOANS AND PRINCIPAL PAYMENTS

===============================================================================================================
               Amount of                        Amount of               Unpaid
                Term-B                          Principal              Principal
               Loan Made                         Repaid                 Balance
               ---------        Interest        ---------              ---------
Date                             Period                                                Total          Notation
----                         (If Applicable)                                           -----          Made By
              Base  LIBO     ---------------   Base   LIBO            Base   LIBO                     --------
              Rate  Rate                       Rate   Rate            Rate   Rate
              ----  ----                       ----   ----            ----   ----
===============================================================================================================

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

===============================================================================================================

                                                                     EXHIBIT A-4

                                REGISTERED NOTE

        THIS REGISTERED NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS REGISTERED NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH
        CREDIT AGREEMENT.

$________________________                                     _________ __, ____

      FOR VALUE RECEIVED, the undersigned, WGL ACQUISITION CORP., a New York corporation (the "Borrower"), promises to pay to the order of _____________________ (the "Lender") the principal sum of ________________
DOLLARS ($ ________) or, if less, the aggregate unpaid principal amount of all the Term [A and Revolving] [B] Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the various financial institutions as are or may become parties thereto, DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Heller Financial, Inc., as the Documentation Agent for the Lenders, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Registered Note) due and payable on the Stated Maturity Date for all Term [A and Revolving] [B] Loans. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Registered Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Registered Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Registered Note and on which such Indebtedness may be declared to be immediately due and payable.

      As provided in Section 10.11.3 of the Credit Agreement, this Registered Note and the Obligation(s) evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of this Registered Note and the Obligation(s) evidenced hereby on the Register described in clause (b) of Section 2.8 of the Credit Agreement. Any assignment or transfer of all or part of such Obligations(s) and this Registered Note evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of this Registered Note evidencing such Obligations(s), duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Noteholder hereof, and thereupon one or more new Registered Note(s) in the same aggregate principal amount shall be issued to the designated Assignee Lender, and this Registered Note shall be returned by the Administrative Agent to the Borrower marked "canceled". Prior to the due presentment for registration of assignment or transfer of this Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Obligation(s) and this Registered Note(s) evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary. This Registered Note may not be exchanged for promissory notes that are not Registered Notes.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                     WGL ACQUISITION CORP.


                                     By________________________________________
                                       Title:

            TERM [A AND REVOLVING] [B] LOANS AND PRINCIPAL PAYMENTS

==============================================================================================================
              Amount of
             Term [A and
              Revolving]                         Amount of             Unpaid
               [B] Loan                          Principal            Principal
                 Made                              Repaid              Balance
              ----------       Interest         -----------          -----------
              Base  LIBO      Period (If        Base   LIBO          Base   LIBO                     Notation
Date          Rate  Rate      Applicable)       Rate   Rate          Rate   Rate      Total          Made By
==============================================================================================================

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

===============================================================================================================

                                                                     EXHIBIT A-5

                                 SWING LINE NOTE

$______________________                                            July __, 1997


      FOR VALUE RECEIVED, the undersigned, WGL ACQUISITION CORP., a New York corporation (the "Borrower"), promises to pay to the order of ______________ (the "Lender") on the Stated Maturity Date for Swing Line Loans the principal sum of _______________ DOLLARS ($__________) or, if less, the aggregate unpaid principal amount of all Swing Line Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the various financial institutions (including the Lender) as are or may from time to time become parties thereto, DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Heller Financial, Inc., as the Documentation Agent for the Lenders. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Credit Agreement.

      This Swing Line Note is the Swing Line Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Swing Line Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Swing Line Note and on which such Indebtedness may be declared to be immediately due and payable.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                           WGL ACQUISITION CORP.


                                           By____________________________
                                             Title:

                     SWING LINE LOANS AND PRINCIPAL PAYMENTS

=======================================================================================
                              Amount of
          Amount of Swing     Principal    Outstanding Principal              Notation
Date      Line Loan Made       Repaid            Balance            Total     Made By
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

=======================================================================================

                                                                     EXHIBIT B-1

                                BORROWING REQUEST

FLEET NATIONAL BANK,
 as Administrative Agent
1 Federal Street
Boston, Massachusetts 02110

Attention:   [Name]
             [Title]

                             WILSON GREATBATCH LTD.

Ladies and Gentlemen:

      This Borrowing Request is delivered to you pursuant to Section 2.3 of the Credit Agreement, dated as of July 10, 1997 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Wilson Greatbatch Ltd. (the "Borrower", following the Merger), the various financial institutions as are or may become parties thereto, DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Heller Financial, Inc., as the Documentation Agent for the Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      The Borrower hereby requests that a [Revolving Loan] [Term-A Loan] [Term-B Loan] [Swing Line Loan] be made in the aggregate principal amount of $___________ on ______, 19__ as a [LIBO Rate Loan having an Interest Period of ______ days ______] [Base Rate Loan].

      The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2.1 are true and correct in all material respects.

      The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

      Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:


                           Person to be Paid
Amount to be            ---------------------------       Name, Address, etc.
Transferred             Name            Account No.       of Transferee Lender
-----------             ----            -----------       --------------------
$____________           ______________  ___________       ______________________
                                                          ______________________
                                        Attention:        ______________________

$____________           ______________  ___________       ______________________
                                                          ______________________
                                        Attention:        ______________________

Balance of              The Borrower______________        ______________________
such proceeds                                             ______________________
                                        Attention:        ______________________

      The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ____ day of ___,19__.

                                     WILSON GREATBATCH LTD.


                                     By__________________________
                                       Title:

                                                                     EXHIBIT B-2

                           BORROWING BASE CERTIFICATE

                             WILSON GREATBATCH LTD.

      This Borrowing Base Certificate is delivered pursuant to [clause (c) of
Section 5.1.8] [clause (h) of Section 7.1.1] of the Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement") among Wilson Greatbatch Ltd. (the "Borrower", following the Merger), the various financial institutions as are or may become parties thereto (the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Heller Financial, Inc., as the Documentation Agent for the Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein and on the attached schedules have the meanings provided in the Credit Agreement.

      The Borrower hereby certifies, represents and warrants that as of _____ __, ____ (the "Borrowing Base Calculation Date"):

1. The book value of all Eligible Accounts as reflected on the books of the Borrower and its Subsidiaries in accordance with GAAP, net of all credits, discounts and allowances (and net of all unissued credits in the form of competitive allowances or otherwise) in respect of such Eligible Accounts, as set forth in Item 14 of Attachment 1 hereto, as of the Borrowing Base Calculation Date is:________

2.    85% of the amount designated in Item 1 above is:_________.

3. The lesser of the market value and the cost (determined on a first-in, first-out basis) of all Eligible Inventory constituting work-in-process (other than post close weld cells) as reflected on the books of the Borrower and its U.S. Subsidiaries, valued in accordance with GAAP, as set forth in Item 7 of Attachment 2 hereto, as of the Borrowing Base Calculation Dates is ________.

4.    25% of the amount designated in Item 3 above is:________.

5. The lesser of the market value and the cost (determined on a first-in, first-out basis) of all Eligible Inventory constituting raw materials as reflected on the books of the Borrower and its U.S. Subsidiaries, valued in accordance with GAAP, as set forth in Item 7 of Attachment 2 hereto, as of the Borrowing Base Calculation Date is ____.

6.    50% of the amount designated in Item 5 above is: ______.

7. The lesser of the market value and the cost (determined on a first-in, first-out basis) of all Eligible Inventory constituting finished goods inventory and post close weld cells as reflected on the books of the Borrower and its U.S. Subsidiaries, valued in accordance with GAAP, as set forth in Item 7 of Attachment 2 hereto, as of the Borrowing Base Calculation Date is ________.

8.    65% of the amount designated in Item 7 above is: ________.

9.    The Borrowing Base Amount (the sum of the amounts designated in Item 2,
      Item 4, Item 6 and Item 8) is: __________.

10. As of the date hereof, the aggregate outstanding principal amount of all Revolving Loans, Letter of Credit Outstandings and Swing Line Loans (after giving effect to the making of any Revolving Loans and Swing Line Loans and issuances of any Letters of Credit being requested on the date of delivery of this Certificate, if any) of the Borrower is:_________.

11. The excess of the Borrowing Base Amount over the amount set forth in Item 10 is: __________.

12. The calculations contained herein, to the best of the Borrower's knowledge, are based upon book value, determined in accordance with GAAP and are, in each case, relative to Accounts which meet the criteria set forth in the Credit Agreement for Eligible Accounts or relative to Inventory which meets the criteria set forth in the Credit Agreement for Eligible Inventory, as applicable.

13. The information contained in this Certificate (including the information upon which the foregoing calculations are based) is accurate, true and complete in all material respects.

      IN WITNESS WHEREOF, the Borrower has caused this Certificate to be executed and delivered, and the certification, representations and warranties contained herein to be made, by its Authorized Officer on ______ day of ______,
____.

                                       WILSON GREATBATCH LTD.


                                       By________________________________
                                         Title:

                                                                    Attachment 1
                                                          (to __/__/__ Borrowing
                                                               Base Certificate)

                                ELIGIBLE ACCOUNTS
                                   on ____, 19_
                     (the "Borrowing Base Calculation Date")

================================================================================
1.             All Accounts of the Borrower and its wholly-owned
               U.S. Subsidiaries ................................   $________
================================================================================
2.             the amount of all Accounts that are not owned free
               and clear of all Liens other than any Lien
               permitted to exist under clauses (b), (d), (e) or
               (g) of Section 7.2.3 of the Credit Agreement .....   $________
================================================================================
3.             the amount of all Accounts that are not a legal,
               valid, binding and enforceable obligation of the
               Person obligated under such Account (the "Account
               Debtor") .........................................   $________
================================================================================
4.             the amount of all Accounts that are subject to any
               bona fide dispute, setoff, counterclaim or other
               right, claim or defense on the part of the Account
               Debtor or any other Person denying liability under
               such Account, in each case to the extent that such
               Account is subject to any such dispute, setoff,
               counterclaim or other claim or defense ...........   $________
================================================================================
5.             the amount of all Accounts in which the Borrower
               or such Subsidiary does not have the full and
               unqualified right to assign and grant a Lien in
               such Account to the Administrative Agent, for the
               benefit of the Agents and the Lenders, as security
               for the Obligations or in which the Administrative
               Agent does not have a perfected, first-priority
               (other than inchoate statutory Liens otherwise
               permitted by Section (7.2.3) Lien on such Account)   $________
================================================================================

================================================================================
6.             the amount of all Accounts not evidenced by an
               invoice rendered to the Account Debtor (which
               shall include computer records) and not reflected
               by computer records maintained by the Borrower or
               such Subsidiary evidencing such Account or
               evidenced by any instrument or chattel paper (as
               the terms "instrument" and "chattel paper" are
               defined in Section 9-105 of the UCC), unless such
               instrument or chattel paper has not been delivered
               to the Administrative Agent ......................   $________
================================================================================
7.             the amount of all Accounts that did not arise from
               the sale of goods or services by the Borrower or
               such Subsidiary in the ordinary course of their
               respective businesses, or in respect of goods or
               services that have not been shipped or delivered
               (in the case of goods) or rendered in full (in the
               case of services) to the Account Debtor for such
               Account ..........................................   $________
================================================================================
8.             the amount of all Accounts in which the Account
               Debtor is (i) an Affiliate of the Borrower or any
               of its Subsidiaries or (ii) the subject of any
               reorganization, bankruptcy, receivership,
               custodianship, insolvency or other condition
               analogous with respect to such Account Debtor to
               those described in clauses (a) through (d) of
               Section 8.1.9 of the Credit Agreement ............   $________
================================================================================
9.             the amount of all Accounts that are outstanding
               more than 90 days (or 135 days, in the case of
               Accounts arising from the sale of goods or
               services by the Borrower's MRI compatible medical
               device business or surgical instruments business)
               from the original billing date (which date is not
               later than five days from the date of the shipment
               of the goods or the rendering of the services
               giving rise to such Account), in each case for
               such Account .....................................   $________
================================================================================

================================================================================
10.            the amount of all Accounts that are Accounts owing
               by an Account Debtor having, at the time of any
               determination of Eligible Accounts, in excess of
               15% of the aggregate outstanding amount of all
               Accounts of such Account Debtor (other than any
               Accounts which are the subject of bona fide
               disputes between such Account Debtor and the
               Borrower or such Subsidiary, as the case may be)
               outstanding more than 90 days (or 135 days, in the
               case of Accounts arising from the sale of goods or
               services by the Borrower's MRI compatible medical
               device business or surgical instruments business)
               past the original billing date (which date is not
               later than five days from the date of the shipment
               of the goods or the rendering of the services
               giving rise to such Account), in each case for
               such Account .....................................   $________
================================================================================
11.            the amount of all Accounts in which, with respect
               to the Account Debtors under such Accounts, the
               owner of such Account is indebted to such Account
               Debtor, unless the owner of such Account and such
               Account Debtor have entered into an agreement
               whereby the Account Debtor is prohibited from
               exercising any right of setoff with respect to the
               Accounts of such Person; provided that, in any
               event, if such an agreement prohibiting setoff
               rights is not delivered by the Account Debtor,
               then only up to the amount that the owner of such
               Account is indebted to such Account Debtor shall
               be included herein ...............................   $___________
================================================================================
12.            the amount of all Accounts in which the relevant
               Account Debtor is not located within the United
               States, Puerto Rico or Canada and such Accounts
               are not secured by a letter of credit, guaranty or
               eligible bankers' acceptance having terms, and
               from such issuers and confirmation banks, as are
               acceptable to the Administrative Agent ...........   $___________
================================================================================
13.            the sum (without duplication) of Items 2 through
               12................................................   $___________
--------------------------------------------------------------------------------
14.            ELIGIBLE ACCOUNTS: the amount in Item 1 less the
               amount in Item 13 ................................   $___________
================================================================================

                                                                    Attachment 2
                                                          (to __/__/__ Borrowing
                                                               Base Certificate)

                               ELIGIBLE INVENTORY
                                   on ____,19__
                     (the "Borrowing Base Calculation Date")

================================================================================
1.             all Inventory of the Borrower and its U.S.
               Subsidiaries .....................................   $___________
================================================================================
2.             the amount of all Inventory that is not located
               in the United States .............................   $___________
================================================================================
3.             the amount of all Inventory to which the Borrower
               or its U.S. Subsidiaries does not have a full and
               unqualified right to assign and grant a Lien in
               such Inventory to the Administrative Agent, for
               the benefit of the Agents and the Lenders, as
               security for the Obligations .....................   $___________
================================================================================
4.             the amount of all Inventory that is not owned free
               and clear of all Liens in favor of any Person
               other than any Lien permitted to exist under
               clause (b), (d), (e) or (g) of Section 7.2.3 of
               the Credit Agreement .............................   $___________
================================================================================
5.             the amount of all Inventory that is obsolete,
               unsaleable, damaged or otherwise unfit for sale or
               consumption or further processing or, in the case
               of finished goods, has remained unsold in
               inventory for over 180 days ......................   $___________
--------------------------------------------------------------------------------
6.             the sum (without duplication) of Items 2 through 5   $___________
--------------------------------------------------------------------------------
7.             ELIGIBLE INVENTORY: the amount in Item 1 less the
               amount in Item 6 .................................   $___________
================================================================================

                                                                     EXHIBIT B-3

                                ISSUANCE REQUEST

Fleet National Bank,
   as Administrative Agent
1 Federal Street
Boston, Massachusetts 02110

Attention: ________________

           Re: Credit Agreement, dated as of July 10, 1997 (together with all amendments, if any, thereafter from time to time made thereto, the "Credit Agreement"), among Wilson Greatbatch Ltd. (the "Borrower", following the Merger), various financial institutions as are or may from time to time thereafter become parties thereto (the "Lenders"), the Agents and the Documentation Agent.

Ladies and Gentlemen:

      This Issuance Request is delivered to you pursuant to Section 2.6 of the Credit Agreement. Unless otherwise defined herein, terms used herein have the meanings assigned to them in the Credit Agreement.

      The Borrower hereby requests that on _________, 19__ (the "Date of Issuance") ______________ (the "Issuer") *[issue a Letter of Credit in the initial Stated Amount of $________________ with a Stated Expiry Date (as defined therein) of _____________, 19__] [extend the Stated Expiry Date (as defined under Irrevocable Standby Letter of Credit No. __, issued on
___________________________, 19 __, in the initial Stated Amount of
$______________) to a revised Stated Expiry Date (as defined therein) of __________________, 19__].

----------
* Insert as appropriate.

      The beneficiary of the requested Letter of Credit will be *______________________________________________, and such Letter of Credit will be in support of **______________________________________________.

      Each of the Borrowers hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Issuance Request and the [issuance] [extension] of the Letter of Credit requested hereby constitutes a representation and warranty by each of the Borrowers that, on such date of [issuance] [extension] all statements set forth in Section 5.2.1 are true and correct in all material respects.

      Each of the Borrowers agrees that if, prior to the time of the ***[issuance] [extension] of the Letter of Credit requested hereby, any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the issuance or extension requested hereby the Administrative Agent and the Issuer shall receive written notice to the contrary from each of the Borrowers, each matter certified to herein shall be deemed to be certified at the date of such issuance or extension.

----------
*     Insert name and address of beneficiary.

** Insert description of supported Indebtedness or other obligations and name of agreement to which it relates.

***   Complete as appropriate.

      IN WITNESS WHEREOF, the Borrower has caused this request to be executed and delivered by its Authorized Officer this ____ day of _________ __, 199_.


                                                    WILSON GREATBATCH LTD.


                                                    By:________________________
                                                       Title:

                                                                       EXHIBIT C

                         CONTINUATION/CONVERSION NOTICE

FLEET NATIONAL BANK,
  as Administrative Agent
1 Federal Street
Boston, Massachusetts 02110

Attention:   [Name]
             [Title]

                             WILSON GREATBATCH LTD.

Ladies and Gentlemen:

      This Continuation/Conversion Notice is delivered to you pursuant to
Section 2.4 of the Credit Agreement dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Wilson Greatbatch Ltd. (the "Borrower", following the Merger), the various financial institutions as are or may become parties thereto, DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Heller Financial, Inc., as the Documentation Agent for the Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      The Borrower hereby requests that on _____________, 19__ (the "Continuation/Conversion Date"),

            (1) $___________ of the presently outstanding principal amount of the [Revolving Loans] [Term-A Loans] [Term-B Loans] [Swing Line Loans],

            (2) all presently being maintained as *[Base Rate Loans] [LIBO Rate Loans with an Interest Period ending on the Continuation/Conversion Date],

            (3) be [converted into] [continued as],

            (4) **[LIBO Rate Loans having an Interest Period of _______ months] [Base Rate Loans].

----------
*     Select appropriate interest rate option.

**    Insert appropriate interest rate option.

[The Borrower hereby:

            (a) certifies and warrants that no Default has occurred and is continuing; and

            (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.]*

      The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___ day of __________, 19__.


                                        WILSON GREATBATCH LTD.


                                        By____________________________________
                                          Title:

----------
* To be included in the case of any continuation of Loans as, or conversion of Loans into, LIBO Rate Loans.

                                                                       EXHIBIT D

                     RESTATEMENT EFFECTIVE DATE CERTIFICATE

                             Wilson Greatbatch Ltd.

      This certificate is delivered pursuant to Section 5.1.4 of an Amended and Restated Credit Agreement, dated as of August 7, 1998, amending and restating the Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Wilson Greatbatch Ltd., a New York corporation and the successor by merger with WGL Acquisition Corp. (the "Borrower"), the various financial institutions as are, or may from time to time become parties thereto (the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Heller Financial, Inc., as the Documentation Agent for the Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      The undersigned hereby certifies, represents and warrants that, as of the Restatement Effective Date:

      1. The Hittman Acquisition. The Hittman Acquisition has been consummated and the following events have occurred:

            (a) the Hittman Acquisition Agreement has been executed and delivered by all parties thereto, all material filings necessary to consummate the Hittman Acquisition have been made in accordance with all applicable laws, rules and regulations and the Hittman Acquisition has been consummated in accordance with the terms and provisions of the Hittman Acquisition Agreement, without waiver, amendment or other modification. True and correct copies of the Hittman Acquisition Agreement, together with all agreements delivered in connection therewith, are annexed hereto as Appendix I; and

            (b) the Borrower has received the Equity Contribution in an amount of not less than $13,000,000.

      2. Warranties, No Default, etc. Both immediately before and immediately after giving effect to the initial Credit Extension on the Restatement Effective
Date:

            (a) the representations and warranties set forth in Article VI of the Credit Agreement and in each of the other

      Loan Documents are in each case true and correct in all material respects;

            (b) the sum of the aggregate principal amount of all Revolving Loans including Swing Line Loans plus (ii) the aggregate amount of all Letter of Credit Outstandings on or as of the date of the initial Credit Extension on the Restatement Effective Date, does not exceed the lesser of (x) the Revolving Loan Commitment Amount and (y) the Borrowing Base Amount; and

            (c) no Default has occurred and is continuing.

      IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certification, representations and warranties contained herein to be made, by its Authorized Officer this 7th day of August, 1998.

                                             WILSON GREATBATCH LTD.


                                             By:____________________________
                                                Title:

                                   APPENDIX I

                     [Copy of Hittman Acquisition Agreement]

                                                                       EXHIBIT E

                             COMPLIANCE CERTIFICATE

                             Wilson Greatbatch Ltd.

      This Compliance Certificate is delivered pursuant to clause (c) of Section
7.1.1 of the Amended and Restated Credit Agreement, dated as of August 7, 1998, amending and restating in its entirety the Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Wilson Greatbatch Ltd., formerly known as WGL Acquisition Corp., a New York corporation (the "Borrower"), the various financial institutions as are, or may from time to time become, parties thereto as Lenders, the Agents and the Documentation Agent named therein. Unless otherwise defined herein or the context otherwise requires, terms used herein or in any of the attachments hereto have the meanings provided in the Credit Agreement.

      The Borrower hereby certifies, represents and warrants in respect of the period (the "Computation Period") commencing on ________ _____, and ending on ___________ (such latter date being the "Computation Date"):

            (a) As of the Computation Date, no Default had occurred and was continuing.

            (b) EBITDA was $______, as computed on Attachment 1 hereto. The minimum EBITDA required pursuant to clause (a) of Section 7.2.4 of the Credit Agreement on the Computation Date was $________, as computed on Attachment 1 hereto.

            (c) The Leverage Ratio was _________, as computed on Attachment 2 hereto. The maximum Leverage Ratio permitted pursuant to clause (b) of
      Section 7.2.4 of the Credit Agreement on the Computation Date was _______.

            (d) The Interest Coverage Ratio was _________, as computed on Attachment 3 hereto. The minimum Interest Coverage Ratio permitted pursuant to clause (c) of Section 7.2.4 of the Credit Agreement on the Computation Date was _______.

            (e) The Fixed Charge Coverage Ratio was _________, as computed on Attachment 4 hereto. The minimum Fixed Charge Coverage Ratio permitted pursuant to clause (d) of Section 7.2.4 of the Credit Agreement on the Computation Date was _______.

            (f) During the period of four consecutive Fiscal Quarters ended on the Computation Date, the Borrower or any of its Subsidiaries acquired or disposed of the following business or assets:

      The projected cost savings associated with such acquisition or disposition used in such computation is set forth in the copy of the resolutions of the Board of Directors of the Borrower or such Subsidiary attached hereto.

      The Equipment and Inventory is located as indicated on Item A of Attachment 5 hereto or as set forth on the relevant Item of the relevant Security Agreement or in a previous Compliance Certificate.

      The chief executive office of the Borrower or any Subsidiary where the Borrower or any Subsidiary keeps its records concerning the Receivables, and all originals of all chattel paper which evidences Receivables, is located as indicated on Item B of Attachment 5 hereto or as set forth on the relevant Item of the relevant Security Agreement or in a previous Compliance Certificate.

      Neither the Borrower nor any Subsidiary has changed its legal name, used any tradename (except as listed in the Borrower Security Agreement or the Subsidiary Security Agreement (as applicable)) or been the subject of any merger or other corporate reorganization except (i) as indicated on Item C of Attachment 5 hereto, (ii) as set forth on the relevant Item of the relevant Security Agreement or (iii) as set forth in a previous Compliance Certificate.

      The Deposit Accounts (as defined in each Security Agreement) are located as indicated on Item E of Attachment 5 hereto or as set forth on the relevant Item of the relevant Security Agreement or in a previous Compliance Certificate.

      IN WITNESS WHEREOF, the Borrower has caused this Compliance Certificate to be executed and delivered, and the certification and warranties contained herein to be made, by its [president] [chief executive officer] [treasurer] [assistant treasurer] [controller] [chief financial Authorized Officer] on this ____ day of __________, ____.

                                             WILSON GREATBATCH LTD.


                                             By____________________________
                                               Title:

                                                                   Attachment 1
                                                        (to __/__/__ Compliance
                                                                   Certificate)
                                    * EBITDA
                                 on ____________
                            (the "Computation Date")

EBITDA:      the sum (without duplication) of:

  1.    Net Income (the net income of the
        Borrower and its Subsidiaries for the
        Computation Period on a consolidated
        basis, excluding extraordinary or non-
        recurring gains).................................      $______________

  2.    The amount deducted in determining Net
        Income representing non-cash charges,
        including depreciation and amortization..........      $______________

  3.    The amount deducted in determining Net
        Income representing income taxes
        (whether paid or deferred).......................      $______________

  4.    The amount deducted in determining Net
        Income representing Interest Expense (the
        aggregate  consolidated interest expense
        of the Borrower and its Subsidiaries for the
        Computation Period, as determined in accordance
        with GAAP, including the portion of any
        payments made in respect of Capitalized
        Lease Liabilities allocable to interest expense,
        but excluding (to the extent included in
        interest expense) up-front fees and expenses
        and other deferred financing costs incurred in
        connection with the Transaction or the Hittman
        Acquisition)......................................     $______________

   5.   The amount deducted in determining Net
        Income representing executive, board and
        shareholder payments and costs described
        in Schedule 7.5(c), (d) and (g) of the Stock
        Purchase Agreement and fees, expenses and
        financing costs incurred in connection with
        the Transaction or the Hittman Acquisition
        (including non-recurring reorganizational costs
        associated with the integration of Hittman
        incurred by the Borrower or Hittman prior to
        December 31, 1998 in an amount not to exceed
        $500,000).........................................     $______________

-----------------
* Computed for the period consisting of the Fiscal Quarter ending on the Computation Date and each of the three immediately preceding Fiscal Quarters.

   6.   The amount of costs incurred in the 1997 and
        1998 calender years relating to the new medical
        devices and surgical instruments business lines
        for such applicable period........................     $______________

   7.   The amount of all non-cash credits included
        in determining Net Income.........................     $______________

   8.   Restricted Payments (as defined in Section 7.2.6
        of the Credit Agreement) of the type referred
        to in clause (c) (i) of Section 7.2.6. of the
        Credit Agreement made during the Computation
        Period............................................     $______________

   9.   EBITDA: The sum of Items 1 through 6 minus the
        sum of Items 7 and 8..............................     $______________


                                       1-2

                                                                    Attachment 2
                                                        (to __/__/__ Compliance
                                                                   Certificate)
                                * LEVERAGE RATIO
                                 on ____________
                            (the "Computation Date")

Leverage Ratio:

   1.   Total Debt (excluding earnout amounts (to the
        extent such amounts have not been paid to Fred
        Hittman pursuant to the Hittman Acquisition
        Agreement) not to exceed $6,000,000) less cash
        and Cash Equivalent Investments of the Borrower and
        its Subsidiaries on a consolidated basis outstanding
        on the Computation Date.............................   $______________

   2.   EBITDA: (see Item 9 of Attachment 1)................   $______________

   3.   LEVERAGE RATIO: ratio of Item 1 to Item 2...........          :1


---------------------
* If, during the period of four consecutive Fiscal Quarters ended on the Computation Date, the Borrower or any of its Subsidiaries shall have made one or more acquisitions, the Leverage Ratio shall be calculated (on a good faith basis by the chief financial Authorized Officer of the Borrower and set forth in the copy of the resolutions of the Board of Directors of the Borrower or such Subsidiary authorizing such acquisition attached hereto) on a pro forma basis as if each such acquisition had been made, and all Indebtedness incurred to finance each such acquisition had been incurred, on the first day of the Computation Period.

                                                                    Attachment 3
                                                        (to __/__/__ Compliance
                                                                   Certificate)


                            * INTEREST COVERAGE RATIO
                                 on ____________
                            (the "Computation Date")

Interest Coverage Ratio:

   1.   EBITDA (see Item 9 of Attachment 1).................   $______________

   2.   The cash portion of Interest Expense................   $______________

   3.   INTEREST COVERAGE RATIO: ratio of Item 1
        to Item 2...........................................         :1


---------------------
* At the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters; provided, however, that (i) for the first three Fiscal Quarters ending after the Restatement Effective Date, the Interest Expense included in Item 2 shall be determined on an Annualized basis and (ii) if, during any such period, the Borrower or any of its Subsidiaries shall have made one or more acquisitions, the Interest Coverage Ratio for such period shall be calculated (on a good faith basis by the chief financial Authorized Officer of the Borrower and set forth in the copy of the resolutions of the Board of Directors of the Borrower or such Subsidiary authorizing such acquisition attached hereto) on a pro forma basis as if each such acquisition had been made, and all Indebtedness incurred to finance each such acquisition had been incurred, on the first day of such period.

                                                                    Attachment 4
                                                        (to __/__/__ Compliance
                                                                   Certificate)


                          *FIXED CHARGE COVERAGE RATIO
                                 on ____________
                            (the "Computation Date")

Fixed Charge Coverage Ratio:

  1.    EBITDA (see Item 9 of Attachment 1).................   $______________

  2.    Capital Expenditures actually made during
        the Computation Period pursuant to clause (a)
        of Section 7.2.7 of the Credit Agreement
        (excluding Capital Expenditures constituting
        Capitalized Lease Liabilities and by way of
        the incurrence of Indebtedness permitted
        pursuant to Section 7.2.2(c) to a vendor of any
        assets permitted to be acquired pursuant to
        Section 7.2.7 of the Credit Agreement to finance
        the acquisition of such assets).....................   $______________

  3.    The cash portion of Interest Expense (net of
        interest income)....................................   $______________

  4.    All scheduled payments of principal of the
        Term Loans and other funded Debt (including
        the principal portion of any Capital Lease
        Liabilities)........................................   $______________

  5.    The sum (without duplication) of Items 2
        through 4...........................................   $______________

  6.    Fixed Charge Coverage Ratio: ratio of Item
        l to Item 5.........................................         :1


---------------------
* At the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters (provided, however, that (i) for the first three Fiscal Quarters ending after the Restatement Effective Date, the Interest Expense (net of interest income) and scheduled payments of principal of Term Loans and other funded Debt shall be determined on an Annualized basis and (ii) if, during any such period, the Borrower or any of its Subsidiaries shall have made one or more acquisitions, the Fixed Charge Coverage Ratio for such period shall be calculated (on a good faith basis by the chief financial Authorized Officer of the Borrower and set forth in the copy of the resolutions of the Board of Directors of the Borrower or such Subsidiary authorizing such acquisition attached hereto) on a pro forma basis as if each such acquisition had been made, and all Indebtedness incurred to finance each such acquisition had been incurred, on the first day of such period).

                                                                    Attachment 5
                                                        (to __/__/__ Compliance
                                                                   Certificate)

Item A. Change of Location of Equipment

                 Description                                 New Location
                 -----------                                 ------------

1.

2.

3.


Item B. Change of Location of Inventory

                 Description                                 New Location
                 -----------                                 ------------

1.

2.

3.


Item C. Change of Place of Business, etc.

        Name of Borrower or Subsidiary                       New Address
        ------------------------------                       -----------

1.

2.

3.


Item D. Change of Trade or Legal Names

                                                             New Trade Name or
        Name of Borrower or Subsidiary                       New Legal Name
        ------------------------------                       --------------

1.

2.

3.

Item E. New Deposit Accounts
                                                                         Account
    Bank           Address of Bank            Type of Account             Number
    ----           ---------------            ---------------             ------


                                      1-2

                                                                     EXHIBIT F-1

                           BORROWER SECURITY AGREEMENT

      This SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Security Agreement"), dated as of July 10, 1997, is made by WGL ACQUISITION CORP., a New York corporation (the "Grantor"), in favor of FLEET NATIONAL BANK, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (as defined below).

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Grantor, the various financial institutions as are, or may from time to time become parties thereto (the "Lenders"), the Agents and the Documentation Agent named therein, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor; and

      WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuer to make each Credit Extension (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Lender Party, as follows:


                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Assigned Agreement" is defined in clause (d) of Section 2.1.

      "Collateral" is defined in Section 2.1.

      "Collateral Account" is defined in clause (c) of Section 4.1.2.

      "Computer Hardware and Software Collateral" means:

            (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

            (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

            (c) all firmware associated therewith;

            (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through
      (c); and

            (e) all rights with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

       "Copyright Collateral" means:

            (a) all copyrights (including copyrights for semiconductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world, and all applications for registration thereof (including pending applications), and all copyrights resulting from such applications;

            (b) all extensions and renewals of any thereof;

            (c) all copyright licenses and other agreements providing the Grantor with the right to use any of the items of the type referred to in clauses (a) and (b);

            (d) the right to sue for past, present and future infringements of any of the Copyright Collateral referred to in clauses (a) and (b) and, to the extent applicable, clause (c); and

            (e) all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit and all rights corresponding thereto throughout the world.

       "Credit Agreement" is defined in the first recital.

       "Deposit Accounts" means any and all demand, time, savings, passbook or other accounts with a bank or other financial institution, including general deposit and cash concentration accounts, in which any cash, payments or receipts of or for the benefit of the Grantor are or are to be deposited, and all deposits therein and investments thereof, whether now or at any time hereafter existing.

       "Equipment" is defined in clause (a) of Section 2.1.

       "Grantor" is defined in the preamble.

       "Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

       "Inventory" is defined in clause (b) of Section 2.1

       "Lender Party" means, as the context may require, each Lender, the Issuer and each Agent and each of their respective successors, transferees and assigns.

       "Lenders" is defined in the first recital.

       "Patent Collateral" means:

            (a) all letters patent and applications for letters patent throughout the world;

            (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

            (c) all patent licenses and other agreements providing the Grantor with the right to use any of the items of the type referred to in clauses
      (a) and (b);

            (d) the right to sue third parties for past, present or future infringements of any Patent Collateral described in clauses (a) and (b) and, to the extent applicable, clause (c); and

            (e) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), and all rights corresponding thereto throughout the world.

      "Receivables" is defined in clause (c) of Section 2.1.

      "Related Contracts" is defined in clause (c) of Section 2.1.

      "Secured Obligations" is defined in Section 2.2.

      "Security Agreement" is defined in the preamble.

      "Trademark Collateral" means:

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature, and designs (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing in the United States or hereafter adopted or acquired in the United States, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country;

            (b) all Trademark licenses and other agreements providing the Grantor with the right to use any items of the type described in clause
      (a);

            (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b);

            (d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

      "Trade Secrets Collateral" means all common law and statutory trade secrets and all other confidential proprietary or useful information (to the extent such confidential, proprietary or useful information is protected by the Grantor against disclosure and is not readily ascertainable) and all know-how obtained by or used in or contemplated at any time for use in the business of the Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

      "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                SECURITY INTEREST

       SECTION 2.1. Grant of Security. The Grantor hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Lender Parties, a security interest in all of the following, whether now or hereafter existing or acquired by the Grantor (the "Collateral"):

            (a) all equipment in all of its forms of the Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "Equipment");

            (b) all inventory in all of its forms of the Grantor, wherever located, including

                  (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                  (ii) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and

                  (iii) all goods which are returned to or repossessed by the
            Grantor,

      and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory")

            (c) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds) of the Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables", and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts");

            (d) the Stock Purchase Agreement, as amended or otherwise modified from time to time (as so amended or otherwise modified from time to time (as to amended or modified, the "Assigned Agreement"), including

                  (i) all rights of the Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreement,

                  (ii) all rights of the Grantor to receive proceeds of any
            insurance, indemnity, warranty, guaranty or collateral security with respect to the Assigned Agreement,

                  (iii) all claims of the Grantor for damages arising out of or for breach of or default under the Assigned Agreement, and

                   (iv) the right of the Grantor to terminate the Assigned
             Agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

             (e)   all Intellectual Property Collateral of the Grantor;

             (f) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this
       Section 2.1;

            (g) all of the Grantor's other property and rights of every kind and description and interests therein (including all Deposit Accounts); and

            (h) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e), (f), and (g), proceeds deposited from time to time in the Collateral Account and in any lock boxes of the Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include (i) the Grantor's real property leaseholds, (ii) motor vehicles owned by the Grantor and (iii) any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained. The Grantor agrees to use its best efforts (which shall not require the expenditure of cash of the making of any material concessions under the relevant contract, instrument, license or document) to obtain any such required consent to the extent reasonably requested by the Administrative Agent.

      SECTION 2.2. Security for Obligations. This Security Agreement secures the payment of all Obligations now or hereafter existing (the "Secured Obligations").

      SECTION 2.3. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing assignment of and security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full in cash of all Secured Obligations and the termination of all Commitments,

            (b) be binding upon the Grantor, its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Lender Party.

Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Commitment, Note, Credit Extension, Hedging Obligation or other Secured Obligation held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or document relating to such Hedging Obligation or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 10.11 and Article IX of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or a waiver or consent granted under the Credit Agreement or (ii) the payment in full of all Secured Obligations, the termination or expiration of all Letters of Credit and Rate Protection Agreements, and the termination of all Commitments, the security interest granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i) or (y) all Collateral (in the case of clause (ii)). Upon any such termination, the Administrative Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination. Upon any sale or other transfer of Collateral permitted by the terms of Section 7.2.9 of the Credit Agreement or any waiver or consent granted under the Credit Agreement, the security interest created hereunder in such Collateral (but not in the proceeds thereof) shall be deemed to be automatically released and the Administrative Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such release.

      SECTION 2.4. Grantor Remains Liable. Anything herein to the contrary notwithstanding

            (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed,

             (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

             (c) neither the Administrative Agent nor any other Lender Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Administrative Agent or any other Lender Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties. The Grantor represents and warrants unto each Lender Party as set forth in this Article.

      SECTION 3.1.1. Validity of Assigned Agreement. The Assigned Agreement, a true and complete copy of which has been furnished to each Lender, has been duly authorized, executed and delivered by the parties thereto, has not been amended or otherwise modified except as set forth in Section 2.1, and is in full force and effect and is binding upon and enforceable against the parties thereto in accordance with its terms.

      SECTION 3.1.2. Location of Collateral, etc. All of the Equipment and Inventory (other than Inventory in transit) of the Grantor are located (i) at the places specified in Item A and Item B, respectively, of Schedule I hereto, or (ii) after the Closing Date, at such other locations as are notified to the Administrative Agent pursuant to clause (a) of Section 4.1.2. The place(s) of business and chief executive office of the Grantor and the office(s) where the Grantor keeps its records concerning the Receivables, all originals of all chattel paper which evidence Receivables, and the original copies of the Assigned Agreement, are located at the address set forth in Item C of Schedule
I hereto, and at such other locations as are notified to the Administrative Agent pursuant to clause (a) of Section 4.1.2. As of the date hereof, the Grantor has no trade name, except as set forth in Item D of Schedule I hereto. During the four months preceding the date hereof, the Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has the Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item E of Schedule I hereto. If the Collateral includes any Inventory located in the State of California, the Grantor is not a "retail merchant" within the meaning of Section 9-102 of the Uniform Commercial Code - Secured Transactions of the State of California. All Receivables evidenced by a promissory note or other instrument, negotiable document or chattel paper have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent and delivered and pledged to the Administrative Agent pursuant to Section 4.1.8.

      SECTION 3.1.3. Ownership, No Liens, etc. The Grantor owns the Collateral free and clear of any Lien except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Security Agreement or as have been filed in connection with Liens permitted pursuant to
Section 7.2.3 of the Credit Agreement.

      SECTION 3.1.4. Negotiable Documents, Instruments and Chattel Paper. The Grantor has delivered to the Administrative Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by the Grantor (duly endorsed in blank, if requested by the Administrative Agent).

      SECTION 3.1.5. Intellectual ProPerty Collateral. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which could reasonably be expected to have a Material Adverse Effect:

            (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

            (b) such Intellectual Property Collateral is valid and enforceable;

            (c) the Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including, recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world (except, in the case of any filing or recordation outside the United States Patent and Trademark Office where the failure to make any such filing or recordation would not have a Material Adverse Effect);

            (d) the Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

            (e) except as permitted by Section 4.1.5, the Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable (except where the failure to perform or pay would not have a Material Adverse Effect).

The Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of the Grantor's business.

       SECTION 3.1.6. Validity, etc. This Security Agreement creates a valid first priority security interest in the Collateral (subject to Section 9-306 of the U.C.C. and Liens permitted pursuant to Section 7.2.3 of the Credit Agreement), securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable in the State of New York and in each other jurisdiction where the failure to make any such filing or other action would have a Material Adverse Effect to perfect and protect such security interest have been duly taken, except as permitted by Section 7.1.12 of the Credit Agreement with respect to Intellectual Property Collateral, and except as contemplated by Section 5.1.7 of the Credit Agreement.

      SECTION 3.1.7. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (except in the case of Receivables owing to any governmental authority) either

            (a) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantor, or

            (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. Certain Covenants. The Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, any Rate Protection Agreements shall remain in full force and effect or any Lender shall have any outstanding Commitment, the Grantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this Section.

      SECTION 4.1.1. As to Equipment and Inventory. The Grantor hereby agrees that it shall

            (a) keep all the Equipment and Inventory (other than Equipment and Inventory sold in accordance with the Credit Agreement) at (i) the places therefor specified in clauses (i) or (ii) of Section 3.1.2 or (ii) such other places in a jurisdiction where all other representations and warranties set forth in Article III including Sections 3.1.6 and 3.1.7 shall be true and correct, and all action required pursuant to the first sentence of Section 4.1.8 shall have been taken with respect to the Equipment and Inventory; and

            (b) cause the Equipment to be maintained and preserved in accordance with Section 7.1.3 of the Credit Agreement.

      SECTION 4.1.2. As to Receivables.

            (a) The Grantor shall give the Administrative Agent a supplement to
      Schedule I hereto on each date a Compliance Certificate is required to be delivered to the Administrative Agent under the Credit Agreement, which shall set forth any changes to the information set forth in Section 3.1.2. The Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables located at the address set forth in Item C of Schedule I hereto, or at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.1.8 shall have been taken with respect to the Receivables, and shall not change its name except upon 30 days' prior written notice to the Administrative Agent.

            (b) The Grantor shall list each of its Deposit Accounts in Schedule II hereto, as such Schedule is supplemented by notice to the Administrative Agent pursuant to clause (a) of Section 4.1.1. Subject to, and without limiting the effect of, clause (c) of this Section 4.1.2, following the occurrence and continuance of an Event of Default and at the direction of the Required Lenders, the Grantor shall make its best efforts to maintain each of its

      Deposit Accounts pursuant to a deposit account agreement which is in all respects satisfactory to the Administrative Agent and which provides, among other things, that (i) until the deposit account bank shall have received written notice from the Administrative Agent pursuant to this clause, the deposit account bank will make all payments from the Deposit Account as specified by the Grantor, and, after any such notice, the deposit account bank will make all payments from the Deposit Account to the Administrative Agent for credit to the Collateral Account, (ii) the deposit account bank (if other than the Administrative Agent or a Lender) waives all set off rights (other than setoff rights for reasonable and customary account service charges and fees and amounts based on items that are dishonored by the payor thereof and returned to the deposit account bank), and (iii) such deposit account agreement may not be amended without the written consent of the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding clause (b) (i) unless it has given, or is contemporaneously giving, notice pursuant to clause (c) of this Section. In the event that a deposit account bank refuses to enter into a deposit account agreement in accordance with the above listed terms within 30 days of the Grantor's request, the Administrative Agent shall have the right to direct the Grantor to transfer the assets in that deposit account to a bank which will enter into a deposit account agreement in accordance with the above listed terms.

            (c) Upon written notice by the Administrative Agent to the Grantor pursuant to this clause, all proceeds of Collateral received by the Grantor shall be delivered in kind to the Administrative Agent for deposit to a deposit account (the "Collateral Account") of the Grantor maintained with the Administrative Agent, and the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default of the nature set forth in clause (b), (c) or (d) of Section 8.1.9 of the Credit Agreement with respect to any Obligor (other than an immaterial Subsidiary) or any other Event of Default. No funds, other than proceeds of Collateral, will be deposited in the Collateral Account.

            (d) The Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable or payable upon demand. The Administrative Agent may at any time transfer to the Grantor's general demand deposit account at the Administrative Agent any or all of the collected funds in the Collateral Account; provided, however, that any such transfer shall not be deemed to be a waiver or modification of any of the Administrative Agent's rights under this clause.

      SECTION 4.1.3. As to the Assigned Agreement. The Grantor shall at its expense:

            (a) perform and observe in all material respects the terms and provisions of the Assigned Agreement to be performed or observed by it, maintain the Assigned Agreement in full force and effect, enforce the Assigned Agreement in accordance with its terms, and take all such action to such end as may be from time to time reasonably requested by the Administrative Agent; and

            (b) furnish to the Administrative Agent promptly upon receipt thereof copies of all notices, requests and other documents received by the Grantor under or pursuant to the Assigned Agreement, and from time to time furnish to the Administrative Agent such information and reports regarding the Assigned Agreement as the Administrative Agent may reasonably request.

      SECTION 4.1.4. As to Collateral.

            (a) Until such time as the Administrative Agent shall notify the Grantor of the revocation of such power and authority (which notice may not be given unless there shall have occurred and be continuing a Default of the nature set forth in clause (b), (c) or (d) of Section 8.1.9 of the Credit Agreement with respect to any Obligor (other than an immaterial Subsidiary) or any other Event of Default), the Grantor may, in accordance with the Credit Agreement, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory, and use and consume, in accordance with the Credit Agreement, any raw materials, work in process or materials. The Administrative Agent, however, may, at any time after any such revocation of such power and authority, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Administrative Agent (which request may not be made unless there shall have occurred and be continuing a Default of the nature set forth in clause (b), (c) or (d) of Section 8.1.9 of the Credit Agreement with respect to any Obligor (other than an immaterial Subsidiary) or any other Event of Default), the Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

            (b) The Administrative Agent is authorized to endorse, in the name of the Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

      SECTION 4.1.5. As to Intellectual Property Collateral. The Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of the Grantor:

            (a) The Grantor shall not, unless (i) the Grantor shall have a valid business purpose to do otherwise or (ii) to do otherwise could not reasonably be expected to have a Material Adverse Effect, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

            (b) The Grantor shall not, and the Grantor shall not permit any of its licensees to, unless (i) the Grantor shall have a valid business purpose to do otherwise or (ii) to do otherwise could not reasonably be expected to have a Material Adverse Effect.

                  (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

                  (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,

                  (iii) fail to use a notice of registration as appropriate in connection with goods using any Trademark Collateral registered with the United States Patent and Trademark Office or equivalent foreign authority, and

                  (iv) do or permit any act or knowingly omit to do any act
            whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

            (c) The Grantor shall not, unless (i) the Grantor shall have a valid business purpose to do otherwise or (ii) to do otherwise could not reasonably be expected to have a Material Adverse Effect, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

            (d) The Grantor shall notify the Administrative Agent upon each delivery of a Compliance Certificate as required pursuant to the Credit Agreement if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

            (e) The Grantor shall notify the Administrative Agent upon each delivery of a Compliance Certificate as required pursuant to the Credit Agreement, of the prior filing of any application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office, and upon request of the Administrative Agent, execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of the Grantor relating thereto or represented thereby.

            (f) The Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)).

            (g) Except as permitted by Section 7.1.12 of the Credit Agreement, if the Grantor shall own any Intellectual Property Collateral, the Grantor shall execute and deliver to the Administrative Agent a Patent Security Agreement, a Trademark Security Agreement and a Copyright Security Agreement in the forms Exhibit A, Exhibit B and Exhibit C hereto, respectively, and shall execute and deliver to the

      Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent's interest in the U.S. in any part of the Intellectual Property Collateral.

      SECTION 4.1.6. Insurance. The Grantor will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business as required pursuant to the Credit Agreement. Without limiting the foregoing, the Grantor further agrees that within 30 days of the Closing Date:

            (a) Each policy for property insurance shall show the Administrative Agent as loss payee.

            (b) Each policy for liability insurance shall show the Administrative Agent as an additional insured.

            (c) Each insurance policy shall provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insured.

            (d) The Grantor shall, if so requested by the Administrative Agent, deliver to the Administrative Agent a copy of each insurance policy.

      SECTION 4.1.7. Transfers and Other Liens. The Grantor shall not:

            (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

            (b) create or suffer to exist any Lien upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

      SECTION 4.1.8. Further Assurances. etc. The Grantor agrees that, from time to time at its own expense, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable in the State of New York, or that the Administrative Agent may reasonably request (whether in New York or otherwise), in order to perfect, preserve and protect any security interest granted or purported to be granted hereby in any portion of the Collateral located in the United States which the Administrative Agent in its sole discretion determined to be material to the Lender Parties or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will

            (a) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Administrative Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent;

            (b) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, at the request of the Administrative Agent, any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. ss. 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable in the State of New York, or as the Administrative Agent may reasonably request (whether in New York or otherwise), in order to perfect and preserve the security interests and other rights in any portion of the Collateral which the Administrative Agent in its sole discretion determines to be material to the Lender Parties granted or purported to be granted to the Administrative Agent hereby; and

            (c) furnish to the Administrative Agent, from time to time at the Administrative Agent's reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

      SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Administrative Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent's discretion following the occurrence and during the continuance of an Event of Default and notice to the Grantor, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

            (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to Section 4.1.8).

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. Administrative Agent May Perform. If the Grantor fails to perform any agreement contained herein within 30 days after written notice from the Administrative Agent, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor pursuant to
Section 6.2.

      SECTION 5.3. Administrative Agent Has No Duty. In addition to, and not in limitation of, Section 2.4, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may exercise any and all rights and remedies of the Grantor under or in connection with the Assigned Agreement and also may

                  (i) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties and

                  (ii) without notice except as specified below, sell the
            Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 6.2) in whole or in part by the Administrative Agent for the benefit of the Lender Parties against, all or any part of the Secured Obligations as follows: (i) first, to the reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the retaking, holding, preparing for sale, selling or other disposition of the Collateral, including, without limitation, all court costs and the reasonable fees and expenses of its agents and legal counsel; (ii) second, to the payment in full of the Secured Obligations or in the event that such proceeds are insufficient to pay in full the Secured Obligations, equally and ratably in accordance with each Lender's respective amounts owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Hedging Obligation included in the Secured Obligations (as to each Lender, applied first to fees and expense reimbursements then due to such Lender, then to interest due to such Lender, then to pay or prepay principal of the Loans or owing to, or to reduce the "credit exposure" of, such Lender under such Hedging Obligation, as the case may be, then to pay (or cash collateralize) the remaining obligations); (iii) third, without duplication of any amounts paid pursuant to clause (ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 10.4 of the Credit Agreement; and (iv) fourth, to the Grantor, or its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining. For purposes of this Agreement, the "credit exposure" at any time of any Lender with respect to a Hedging Obligation to which such Lender is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements, mitigating factors such as other interest rate swaps, caps, collars and hedges, and the respective termination provisions and notional principal amount and term of such Hedging Obligation. The Grantor shall remain liable to the Lenders for any deficiency. If the Administrative Agent has funds available to apply to a portion of, but not all of, one of the amounts described in clauses (i) through (iv) above, then the Administrative Agent shall apply such funds to the applicable parties in proportion to the amounts to which such parties would have been entitled if the entire amount described in any such clause had been available.

      SECTION 6.2. Indemnity and Expenses.

            (a) The Grantor agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct.

            (b) The Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

                  (i) the administration of this Security Agreement,

                  (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

                  (iii) the exercise or enforcement of any of the rights of the
            Administrative Agent or the Lender Parties hereunder, or

                  (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 7.2. Amendments; etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 7.3. Addresses for Notices. All notices and other communications provided to the Grantor under this Security

Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to the Grantor at its address or facsimile number as set forth in the Credit Agreement, or at such other address or facsimile number as may be designated by the Grantor in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

      SECTION 7.4. Section Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

      SECTION 7.5. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

      SECTION 7.6. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        WGL ACQUISITION CORP.

                                        By:
                                            ------------------------------------
                                          Title:


                                        FLEET NATIONAL BANK,
                                          as Administrative Agent

                                        By:
                                            ------------------------------------
                                          Title:

                                                              SCHEDULE I
                                                                 to
                                                     Borrower Security Agreement

Item A. Location of Equipment

          Description                                  Location
          -----------                                  --------
1. SEE ATTACHMENT A

2.

3.

Item B. Location of Inventory

          Description                                  Location
          -----------                                  --------

1.

2.

3.

Item C. Place (s) of Business and Chief Executive Office

          Name of Grantor                              Address
          ---------------                              -------
          WGL Acquisition Corp.                  10,000 Wehrle Drive
                                               Clarence, New York 14031

Item D. Trade Names

          Name of Grantor                       Trade Name
          ---------------                       ----------
          WGL Acquisition Corp.          Electrochem Industries

          WGL Acquisition Corp.           Greatbatch Scientific

          WGL Acquisition Corp.              Donnington Group

Item E. Corporate Reorganization

          Name of Grantor
          ---------------

                                                            SCHEDULE II
                                                                 to
                                                     Borrower Security Agreement

                                                                  Account
Bank                Address of Bank          Type of Account      Number
----                ---------------          ---------------      ------
Chase Manhattan   2300 Main Place Tower         Lock Box
                  Buffalo, NY 14202

                                                                  EXHIBIT A
                                                                 to Borrower
                                                              Security Agreement

                            PATENT SECURITY AGREEMENT

      This PATENT SECURITY AGREEMENT (this "Agreement"), dated as of ______ __, ___, is made between WGL ACQUISITION CORP., a New York corporation (the "Grantor"), and FLEET NATIONAL BANK, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties;

                              W I T N E S S E T H :

      WHEREAS, pursuant to a Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Grantor, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), the Agents and the Issuer, the Lenders have extended Commitments to make Credit Extensions to the Grantor;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Security Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Secured Obligations; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make each Credit Extension (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, and to induce the Lender Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Lender Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Lender Party, all of the following property (the "Patent Collateral"), whether now owned or hereafter acquired or existing by it:

            (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Attachment 1 attached hereto;

            (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

            (c) all patent licenses, including each patent license referred to in Item B of Attachment 1 attached hereto; and

            (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Attachment 1 attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Attachment 1 attached hereto, and all rights corresponding thereto throughout the world.

Notwithstanding the foregoing, "Patent Collateral" shall not include any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained. The Grantor agrees to use its best efforts (which shall not require the expenditure of cash or the making of any material concessions under the relevant contract, instrument, license or document) to obtain any such required consent to the extent reasonably requested by the Administrative Agent.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark

Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                        WGL ACQUISITION CORP.

                                        By:
                                            ------------------------------------
                                            Title:


                                        FLEET NATIONAL BANK,
                                        as Administrative Agent

                                        By:
                                            ------------------------------------
                                            Title:

                                                                    ATTACHMENT 1
                                                              to Borrower Patent
                                                              Security Agreement

Item A. Patents

                          Issued Patents

* Country      Patent No.     Issue Date     Inventor (s)   Title
---------      ----------     ----------     ------------   -----

                    Pending Patent Applications

* Country      Serial No.     Filing Date     Inventor (s)   Title
---------      ----------     -----------     ------------   -----

                 Patent Applications in Preparation

                               Expected
* Country      Docket No.     Filing Date     Inventor (s)   Title
---------      ----------     -----------     ------------   -----

Item B. Patent Licenses

*Country or                               Effective  Expiration    Subject
 Territory     Licensor       Licensee       Date        Date       Matter
-----------    --------       --------    ---------  ----------    -------

----------
      * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT B
                                                                     to Borrower
                                                              Security Agreement

                          TRADEMARK SECURITY AGREEMENT

      This TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of ________ __, ___, is made between WGL ACQUISITION CORP., a New York corporation ( the "Grantor"), and FLEET NATIONAL BANK, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties;

                              W I T N E S S E T H :

      WHEREAS, pursuant to a Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Grantor, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders") and the Agents and the Issuer, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Security Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Secured Obligations; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Credit Extensions (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, and to induce the Lender Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Lender Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Lender Party, all of the following property (the "Trademark Collateral"), whether now owned or hereafter acquired or existing by it:

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Attachment 1 attached hereto;

            (b) all Trademark licenses, including each Trademark license referred to in Item B of Attachment 1 attached hereto;

            (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);

            (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Attachment 1 attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                        WGL ACQUISITION CORP.

                                        By:
                                            ------------------------------------
                                            Title:


                                        FLEET NATIONAL BANK,
                                          as Administrative Agent

                                        By:
                                            ------------------------------------
                                            Title:

                                                                    ATTACHMENT 1
                                                           to Borrower Trademark
                                                              Security Agreement

Item A. Trademarks

                       Registered Trademarks

*Country       Trademark      Registration No.    Registration Date
--------       ---------      ----------------    -----------------

                  Pending Trademark Applications

*Country       Trademark      Serial No.          Filing Date
--------       ---------      ----------          -----------

              Trademark Applications in Preparation

                                              Expected      Products/
*Country       Trademark      Docket No.     Filing Date    Services
--------       ---------      ----------     -----------    ---------

Item B. Trademark Licenses

*Country or                                         Effective   Expiration
 Territory     Trademark      Licensor    Licensee     Date        Date
 ---------     ---------      --------    --------  ---------   ----------

----------
      * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT C
                                                                     to Borrower
                                                              Security Agreement

                          COPYRIGHT SECURITY AGREEMENT

      This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of ________ __, ___, is made between WGL ACQUISITION CORP., a New York corporation (the "Grantor"), and FLEET NATIONAL BANK, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties;

                              W I T N E S S E T H :

      WHEREAS, pursuant to a Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Grantor, the various financial institutions as are, or may from time to time become, parties thereto (each individually a "Lender" and collectively the "Lenders"), the Agents and the Issuer, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Security Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Secured Obligations; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make each Credit Extension (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, and to induce the Lender Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Lender Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Lender Party, all of the following property (the "Copyright Collateral"), whether now owned or hereafter acquired or existing by it, being all copyrights (including all copyrights for semiconductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Attachment 1 attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Attachment 1 attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                        WGL ACQUISITION CORP.

                                        By:
                                           -------------------------------------
                                           Title:


                                        FLEET NATIONAL BANK,
                                          as Administrative Agent

                                        By:
                                           -------------------------------------
                                           Title:

                                                                    ATTACHMENT 1
                                                           to Borrower Copyright
                                                              Security Agreement

Item A. Copyrights/Mask Works

                      Registered Copyrights/Mask Works

*Country       Registration No.   Registration Date    Author(s)      Title
--------       ----------------   -----------------    ---------      -----

            Copyright/Mask Work Pending Registration Applications

*Country       Serial No.         Filing Date          Author(s)      Title
--------       ----------         -----------          ---------      -----

        Copyright/Mask Work Registration Applications in Preparation

                                   Expected
*Country       Docket No.         Filing Date          Author(s)      Title
--------       ----------         -----------          ---------      -----

Item B. Copyright/Mask Work Licenses

*Country or                          Effective   Expiration      Subject
 Territory     Licensor  Licensee       Date        Date         Matter
 ---------     --------  --------    ---------   ----------      -------

----------

      * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     EXHIBIT F-2

                          SUBSIDIARY SECURITY AGREEMENT

      This SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Security Agreement"), dated as of ____________, 19__, is made by each Subsidiary (as defined in the Credit Agreement referred to below) a signatory hereto on the date hereof and each other Subsidiary that may from time to time become, pursuant to the terms of the Credit Agreement, a party hereto (individually, a "Grantor", and collectively, the "Grantors"), in favor of FLEET NATIONAL BANK, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (as defined below).

                              W I T N E S S E T H :

      WHEREAS, pursuant to a Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among WGL Acquisition Corp., a New York corporation (the "Borrower"), the various financial institutions as are, or may from time to time become parties thereto (the "Lenders"), the Agents and the Documentation Agent named therein, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower; and

      WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement; and

      WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Security Agreement; and

      WHEREAS, it is in the best interests of each Grantor to execute this Security Agreement inasmuch as each Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuer to make each Credit Extension (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, and to induce the Lender Parties to enter into Rate Protection Agreements, each Grantor jointly and severally agrees, for the benefit of each Lender Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Borrower" is defined in the first recital.

      "Collateral" is defined in Section 2.1.

      "Collateral Account" is defined in clause (c) of Section 4.1.2.

      "Computer Hardware and Software Collateral" means:

            (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

            (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by any Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

            (c) all firmware associated therewith;

            (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and

            (e) all rights with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

      "Copyright Collateral" means:

            (a) all copyrights (including, without limitation, copyrights for semi-conductor chip product mask works) of each Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of each Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world, and all applications (including pending applications) for registration thereof and all copyrights resulting from such applications;

            (b) all extensions and renewals of any thereof;

            (c) all copyright licenses and other agreements providing each Grantor with the right to use any of the items of the type referred to in clauses (a) and (b);

            (d) the right to sue for past, present and future infringements of any of the Copyright Collateral referred to in clauses (a) and (b) and, to the extent applicable, clause (c); and

            (e) all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit and all rights corresponding thereto throughout the world.

      "Credit Agreement" is defined in the first recital.

      "Deposit Accounts" means any and all demand, time, savings, passbook or other accounts with a bank or other financial institution, including general deposit and cash concentration accounts, in which any cash, payments or receipts of or for the benefit of any Grantor are or are to be deposited, and all deposits therein and investments thereof, whether now or at any time hereafter existing.

      "Equipment" is defined in clause (a) of Section 2.1.

      "Grantor" and "Grantors" is defined in the preamble.

      "Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the
Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

      "Inventory" is defined in clause (b) of Section 2.1

      "Lender Party" means, as the context may require, each Lender, the Issuer and each Agent and each of its respective successors, transferees and assigns.

      "Lenders" is defined in the first recital.

      "Patent Collateral" means:

            (a) all letters patent and applications for letters patent throughout the world;

            (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

            (c) all patent licenses and other agreements providing any Grantor with the right to use any of the items of the type referred to in clauses
      (a) and (b);

            (d) the right to sue third parties for past, present or future infringements of any Patent Collateral described in clauses (a) and (b) and, to the extent applicable, clause (c); and

            (e) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), and all rights corresponding thereto throughout the world.

      "Receivables" is defined in clause (c) of Section 2.1.

      "Related Contracts" is defined in clause (c) of Section 2.1.

      "Secured Obligations" is defined in Section 2.2.

      "Security Agreement" is defined in the preamble.

      "Trademark Collateral" means:

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature, and designs (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing in the United States or hereafter adopted or acquired in the United States, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country;

            (b) all Trademark licenses and other agreements providing any Grantor with the right to use any items of the type described in clause
      (a);

            (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a);

            (d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

      "Trade Secrets Collateral" means all common law and statutory trade secrets and all other confidential or proprietary or useful information (to the extent such confidential, proprietary or useful information is protected by any Grantor against disclosure and is not readily ascertainable) and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

      "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                SECURITY INTEREST

      SECTION 2.1. Grant of Security. Each Grantor, to the extent it has any interest therein whatsoever, hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Lender Parties a security interest in, all of the following, whether now or hereafter existing or acquired by such Grantor (the "Collateral"):

            (a) all equipment in all of its forms of such Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "Equipment");

            (b) all inventory in all of its forms of such Grantor, wherever located, including

                  (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                  (ii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee), and

                  (iii) all goods which are returned to or repossessed by such
            Grantor,

      and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory");

            (c) all accounts, contracts, contract rights, chattel paper, documents, instruments and general intangibles (including tax refunds) of such Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables", and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts");

            (d) all Intellectual Property Collateral of such Grantor;

            (e) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this
      Section 2.1;

            (f) all of the other property and rights of every kind and description and interests therein of such Grantor (including all Deposit Accounts); and

            (g) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e) and (f), proceeds deposited from time to time in the Collateral Account and in any lock boxes of such Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include (i) such Grantor's real property leaseholds, (ii) motor vehicles owned by such Grantor and (iii) any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained. Each Grantor agrees to use its best efforts to obtain any such required consent to the extent reasonably requested by the Administrative Agent.

      SECTION 2.2. Security for Obligations. This Security Agreement secures the payment of all Obligations now or hereafter existing, whether for principal, interest, costs, fees, expenses or otherwise (the "Secured Obligations").

      SECTION 2.3. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full in cash of all Secured Obligations and the termination of all Commitments,

            (b) be binding upon each Grantor, its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Lender Party.

Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note, Credit Extension or Hedging Obligation or other Secured Obligation held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or document relating to such Hedging Obligation or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and
Article IX of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or a waiver or consent granted under the Credit Agreement or (ii) the payment in full of all Secured Obligations, the termination or expiration of all Letters of Credit and Rate Protection Agreements and the termination of all Commitments, the security interest granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such termination, the Administrative Agent will, at such Grantor's sole expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. Upon any sale or other transfer of Collateral permitted by the terms of Section 7.2.9 of the Credit Agreement or any waiver or consent granted under the Credit Agreement, the security interest created hereunder in such Collateral (but not in the proceeds thereof) shall be deemed to be automatically released and the Administrative Agent will, at such Grantor's sole expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such release.

      SECTION 2.4. Grantor Remains Liable. Anything herein to the contrary notwithstanding

            (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed,

            (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

            (c) neither the Administrative Agent nor any other Lender Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Administrative Agent or any other Lender Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      SECTION 2.5. Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Grantor hereunder, shall be, to the extent permitted under applicable law, absolute and unconditional, irrespective of

            (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document;

            (b) the failure of any Lender Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor of, or collateral securing, any Obligations of the Borrower or any other Obligor;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other extension, compromise or renewal of any Obligations of the Borrower or any other Obligor;

            (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, any other Obligor or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

            (f) any addition, exchange, release, surrender or nonperfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations; or

            (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

      SECTION 2.6. Postponement of Subrogation, etc. Each Grantor agrees that it will not exercise any rights which it may acquire by way of subrogation under this Agreement, by any payment made hereunder or otherwise, until the prior payment, in full and in cash, of all Obligations of the Borrower and each other Obligor and the termination of all Commitments. Any amount paid to any Grantor on account of such subrogation rights prior to the payment in full of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Lender Parties and each holder of a Note and shall immediately be paid to the Lender Parties and each holder of a Note and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if all Obligations of the Borrower and each other Obligor have been paid in full and all Commitments have been permanently terminated, each Lender Party and each holder of a Note agrees that, at such Grantor's request, the Lender Parties and the holders of the Notes will execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations of the Borrower and each other Obligor resulting from such payment by such Grantor. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding or any Rate Protection Agreement remains in full force and effect, each Grantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to any Lender Party or any holder of a Note.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties. Each Grantor represents and warrants insofar as the representations and warranties contained herein are applicable to such Grantor and its properties, to each Lender Party as set forth in this Article.

      SECTION 3.1.1. Location of Collateral, etc. All of the Equipment and Inventory (other than Inventory in transit) of such Grantor are located (i) at the places specified in Item A and Item B, respectively, of Schedule I hereto or
(ii) after the Closing Date, at such other locations as are notified to the Administration Agent pursuant to clause (a) of Section 4.1.2. The place(s) of business and chief executive office of such Grantor and the office(s) where such Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the address as set forth in Item C of Schedule I hereto and at such other locations as are notified to the Administration Agent pursuant to clause (a) of Section 4.1.2.. As of the date hereof, such Grantor has no trade name except as set forth in Item D of
Schedule I hereto. During the four months preceding the date hereof, such Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item D of Schedule I hereto. If the Collateral includes any Inventory located in the State of California, such Grantor is not a "retail merchant" within the meaning of
Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California. All Receivables evidenced by a promissory note or other instrument, negotiable document or chattel paper have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent and delivered and pledged to the Administrative Agent pursuant to Section 4.1.7.

      SECTION 3.1.2. Ownership, No Liens, etc. Such Grantor owns the Collateral free and clear of any Lien except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Security Agreement or as have been filed in connection with Liens permitted pursuant to
Section 7.2.3 of the Credit Agreement.

      SECTION 3.1.3. Negotiable Documents, Instruments and Chattel Paper. Such Grantor has delivered to the Administrative Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by such Grantor (duly endorsed in blank, if requested by the Administrative Agent).

      Such Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of such Grantor's business.

      SECTION 3.1.4. Possession and Control. Such Grantor has exclusive possession and control of its Equipment and Inventory.

      SECTION 3.1.5. Intellectual Property Collateral. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which could reasonably be expected to have a Material Adverse Effect:

            (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

            (b) such Intellectual Property Collateral is valid and enforceable;

            (c) the Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including, recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;

            (d) the Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

            (e) except as permitted by Section 4.1.4, the Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable.

The Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of the Grantor's business.

      SECTION 3.1.6. Validity, etc. This Security Agreement creates a valid first priority security interest in the Collateral (subject to Section 9-306 of the U.C.C. and Liens permitted pursuant to Section 7.2.3 of the Credit Agreement), securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

      SECTION 3.1.7. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (except in the case of Receivables owing to any governmental entity) either

            (a) for the grant by such Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by such Grantor, or

            (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. Certain Covenants. Each Grantor covenants and agrees insofar as the covenants contained herein are applicable to such Grantor and its properties, that, so long as any portion of the Secured Obligations shall remain unpaid or any Lender shall have any outstanding Commitment, it will, unless the Required Lenders shall otherwise consent in writing, perform the obligations set forth in this Section.

      SECTION 4.1.1. As to Equipment and Inventory. Such Grantor hereby agrees that it shall

            (a) keep all the Equipment and Inventory (other than Equipment and Inventory sold in accordance with the Credit Agreement) at (i) the places therefor specified in clauses (i) or (ii) of Section 3.1.1 or (ii) such other places in a jurisdiction where all other representations and warranties set forth in Article III (including Section 3.1.6 and Section 3.1.7) shall be true and correct, and all action required pursuant to the first sentence of Section 4.1.7 shall have been taken with respect to the Equipment and Inventory; and

            (b) cause the Equipment to be maintained and preserved in accordance with Section 7.1.3. of the Credit Agreement.

      SECTION 4.1.2. As to Receivables.

            (a) Such Grantor shall give the Administration Agent a supplement to
      Schedule I hereto on each date a Compliance Certificate is required to be delivered to the Administrative Agent under the Credit Agreement, which shall set forth any changes to the information set forth in Section 3.1.1. Such Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables located at the address set forth below its name on the signature page hereof, or at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.1.7 shall have been taken with respect to the Receivables, and shall not change its name except upon 30 days' prior written notice to the Administrative Agent.

            (b) Such Grantor shall list each of its Deposit Accounts in Schedule II hereto, as such Schedule is supplemented by notice to the Administrative Agent pursuant to clause (a) of Section 4.1.1. Subject to and without limiting the effect of clause (c) of this Section 4.1.2, following the occurrence and continuance of an Event of Default and at the direction of the Required Lenders, such Grantor shall make its best efforts to maintain each of its Deposit Accounts pursuant to a deposit account agreement which is in all respects satisfactory to the Administrative Agent and which provides, among other things, that (i) until the deposit account bank shall have received written notice from the Administrative Agent pursuant to this clause, the deposit account bank will make all payments from the Deposit Account as specified by such Grantor, and, after any such notice, the deposit account bank will make all payments from the Deposit Account to the Administrative Agent for credit to the Collateral Account, (ii) the deposit account bank (if other than the Administrative Agent or a Lender) waives all set off rights (other than setoff rights for reasonable and customary account service charges and fees and amounts based on items that are dishonored by the payor thereof and returned to the deposit account bank), and (iii) such deposit account agreement may not be amended without the written consent of the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding clause (b) (i) unless it has given, or is contemporaneously giving, notice pursuant to clause (c) of this Section. In the event that a deposit account bank refuses to enter into a deposit account agreement in accordance with the above listed terms within 30 days of the requesting Grantor's request, the Administrative Agent shall have the right to direct such Grantor to transfer the assets in that deposit account to a bank which will enter into a deposit account agreement in accordance with the above listed terms.

            (c) Upon written notice by the Administrative Agent to such Grantor pursuant to this clause, all proceeds of Collateral received by such Grantor shall be delivered in kind to the Administrative Agent for deposit to a deposit account (the "Collateral Account") of such Grantor maintained with the Administrative Agent, and such Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default of the nature set forth in clauses (b), (c), or (d) of Section 8.1.9 of the Credit Agreement with respect to any Obligor (other than any immaterial Subsidiary) or any other Event of Default. No funds, other than proceeds of Collateral, will be deposited in the Collateral Account.

            (d) The Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable or payable upon demand. The Administrative Agent may at any time transfer to the applicable Grantor's general demand deposit account at the Administrative Agent any or all of the collected funds in the Collateral Account; provided, however, that any such transfer shall not be deemed to be a waiver or modification of any of the Administrative Agent's rights under this clause.

      SECTION 4.1.3. As to Collateral.

            (a) Until such time as the Administrative Agent shall notify such Grantor of the revocation of such power and authority (which notice may not be given unless there shall have occurred and be continuing a Default of the nature set forth in clause (b), (c), or (d) of Section 8.1.9 of the Credit Agreement with respect to any Obligor (other than any immaterial Subsidiary) or any other Event of Default), such Grantor may, in accordance with the Credit Agreement, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory, and use and consume, in accordance with the Credit Agreement, any raw materials, work in process or materials. The Administrative Agent, however, may, at any time after any such revocation of such power and authority, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Administrative

      Agent (which request may not be made unless there shall have occurred and be continuing a Default of the nature set forth in clause (b), (c), or (d) of Section 8.1.9 of the Credit Agreement with respect to any Obligor (other than any immaterial Subsidiary) or any other Event of Default), such Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

            (b) The Administrative Agent is authorized to endorse, in the name of such Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

      SECTION 4.1.4. As to Intellectual Property Collateral. Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of each Grantor:

            (a) Such Grantor covenants and agrees that it will not, unless (i) such Grantor shall have a valid business purpose to do otherwise or (ii) to do otherwise could not reasonably be expected to have a Material Adverse Effect, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

            (b) Such Grantor covenants and agrees that it will not, and that it will not permit any of its licensees to, (x) unless it has a valid business purpose to do otherwise or (y) to do otherwise could not reasonably be expected to have a Material Adverse Effect,:

                  (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

                  (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,

                  (iii) fail to use a notice of registration as appropriate in connection with goods using any Trademark Collateral registered with the United States Patent and Trademark Office or equivalent foreign authority,

                  (iv) do or permit any act or knowingly omit to do any act
            whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

            (c) Such Grantor covenants and agrees that it will not, unless (i) such Grantor shall have a valid business purpose to do otherwise or (ii) to do otherwise could not reasonably be expected to have a Material Adverse Effect, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

            (d) Such Grantor covenants and agrees that it shall notify the Administrative Agent upon each delivery of a Compliance Certificate as required pursuant to the Credit Agreement if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

            (e) Such Grantor covenants and agrees that it shall notify the Administrative Agent upon each delivery of a Compliance Certificate as required pursuant to the Credit Agreement, of the prior filing of any application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office or the United States Copyright Office, and upon request of the Administrative Agent, execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

            (f) Such Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)).

            (g) If such Grantor shall own any Patent Collateral, such Grantor shall execute and deliver to the Administrative Agent a Patent Security Agreement in the form of Exhibit A hereto and, with respect to the Patent Collateral and any other Intellectual Property Collateral, shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent's interest in the U.S. in any part of the Intellectual Property Collateral.

      SECTION 4.1.5. Insurance. Such Grantor will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business as required pursuant to the Credit Agreement. Without limiting the foregoing, such Grantor further agrees as follows:

            (a) Each policy for property insurance shall show the Administrative Agent as loss payee.

            (b) Each policy for liability insurance shall show the Administrative Agent as an additional insured.

            (c) Each insurance policy shall provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insured.

            (d) Such Grantor shall, if so requested by the Administrative Agent, deliver to the Administrative Agent a copy of each insurance policy.

      SECTION 4.1.6. Transfers and Other Liens. Such Grantor covenants and agrees that it will not:

            (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

            (b) create or suffer to exist any Lien upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

      SECTION 4.1.7. Further Assurances, etc. Such Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby in Collateral located in the United States or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

            (a) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Administrative Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent;

            (b) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, at the request of the Administrative Agent, any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. ss. 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby; and

            (c) furnish to the Administrative Agent, from time to time at the Administrative Agent's reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail; and

With respect to the foregoing and the grant of the security interest hereunder, such Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

      SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent's discretion following the occurrence and during the continuance of an Event of Default and notice to such Grantor, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

            (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to Section 4.1.7).

Such Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein within 30 days after written notice from the Administrative Agent, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor pursuant to
Section 6.2.

      SECTION 5.3. Administrative Agent Has No Duty. In addition to, and not in limitation of, Section 2.4, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as such Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

                  (i) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties and

                  (ii) without notice except as specified below, sell the
            Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 6.2) in whole or in part by the Administrative Agent for the benefit of the Lender Parties against, all or any part of the Secured Obligations as follows: (i) first, to the reasonable out of pocket costs and expenses of the Administrative Agent in connection with the retaking, holding, preparing for sale, selling or other disposition of the Collateral, including, without limitation, all court costs and the reasonable fees and expenses of its agents and legal counsel; (ii) second, to the payment in full of the Secured Obligations or in the event that such proceeds are insufficient to pay in full the Secured Obligations, equally and ratably in accordance with each Lender's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Hedging Obligation included in the Secured Obligations (as to each Lender, applied first to fees and expense reimbursements then due to such Lender, then to interest due to such Lender, then to pay or prepay principal of the Loans or owing to, or to reduce the "credit exposure" of, such Lender under such Hedging Obligation, as the case may be, then to pay (or cash collateralize) the remaining Obligations); (iii) third, without duplication of any amounts paid pursuant to clause (ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 10.4 of the Credit Agreement; and (iv) fourth, to each Grantor, or its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining. For purposes of this Agreement, the "credit exposure" at any time of any Lender with respect to a Hedging Obligation to which such Lender is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements, mitigating factors such as other interest rate swaps, caps, collars and hedges, and the respective termination provisions and notional principal amount and term of such Hedging Obligation. Each Grantor shall remain liable to the Lenders for any deficiency. If the Administrative Agent has funds available to apply to a portion of, but not all of, one of the amounts described in clauses
      (i) through (iv) above, then the Administrative Agent shall apply such funds to the applicable parties in proportion to the amounts to which such parties would have been entitled if the entire amount described in any such clause had been available.

      SECTION 6.2. Indemnity and Expenses.

            (a) Each Grantor jointly and severally agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct.

            (b) Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

                  (i) the administration of this Security Agreement,

                  (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

                  (iii) the exercise or enforcement of any of the rights of the
            Administrative Agent or the Lender Parties hereunder, or

                  (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 7.2. Amendments; etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 7.3. Addresses for Notices. All notices and other communications provided to each Guarantor under this Security Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such Grantor at its address or facsimile number as set forth in the Subsidiary Guaranty or at such other address or facsimile number as may be designated by such Grantor in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

      SECTION 7.4. Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

      SECTION 7.5. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

      SECTION 7.6. Governing Law. Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      SECTION 7.7. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR EACH GRANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY (TO THE EXTENT PERMITTED UNDER APPLICABLE
LAW) IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO
THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR

NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GRANTOR HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

      SECTION 7.8. Waiver of Jury Trial. THE LENDER PARTIES AND EACH GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR ANY GRANTOR. EACH GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

                                                               SCHEDULE I
                                                                  to
                                                   Subsidiary Security Agreement

Item A. Location of Equipment

                Description                                  Location
                -----------                                  --------

1.

2.

3.

Item B. Location of Inventory

                Description                                  Location
                -----------                                  --------

1.

2.

3.

Item C. Place of Business. etc. (Section 3.1.2)

                 Address
                 -------

Item D. Trade Names

              Name of Grantor                               Trade Name
              ---------------                               ----------

      IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                       [NAME OF SUBSIDIARY]


                                       By:______________________________________
                                          Title:

                                       FLEET NATIONAL BANK, as
                                         Administrative Agent


                                       By:______________________________________
                                          Title:

                                                              SCHEDULE II
                                                                   to
                                                   Subsidiary Security Agreement

                                                                       Account
Bank            Address of Bank             Type of Account            Number
----            ---------------             ---------------            ------

                                                                    EXHIBIT A
                                                                 to Subsidiary
                                                              Security Agreement

                            PATENT SECURITY AGREEMENT

      This PATENT SECURITY AGREEMENT (this "Agreement"), dated as of ________ __, ____, is made between ________________, a ________ corporation (the
"Grantor"), and FLEET NATIONAL BANK, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties;

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Grantor, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), the Agents and the Issuer, the Lenders have extended Commitments to make Credit Extensions to the Grantor;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Security Agreement, dated as of ______ ___ , ____ (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Secured Obligations; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make each Credit Extension (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, and to induce the Lender Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Lender Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Lender Party, all of the following property (the "Patent Collateral"), whether now owned or hereafter acquired or existing by it:

            (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Attachment 1 attached hereto;

            (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

            (c) all patent licenses, including each patent license referred to in Item B of Attachment 1 attached hereto; and

            (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Attachment 1 attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Attachment 1 attached hereto, and all rights corresponding thereto throughout the world.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate

Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                           [NAME OF SUBSIDIARY]

                                           By: _________________________________
                                               Title:


                                           FLEET NATIONAL BANK,
                                           as Administrative Agent

                                           By: _________________________________
                                               Title:

                                                                    ATTACHMENT 1
                                                            to Subsidiary Patent
                                                              Security Agreement

Item A. Patents

                                 Issued Patents

**Country       Patent No.         Issue Date        Inventor(s)          Title
---------       ----------         ----------        -----------          -----

                           Pending Patent Applications

*Country        Serial No.         Filing Date       Inventor(s)          Title
--------        ----------         -----------       -----------          -----

                       Patent Applications in Preparation

                                    Expected
*Country        Docket No.         Filing Date       Inventor(s)          Title
--------        ----------         -----------       -----------          -----

Item B. Patent Licenses

*Country or                               Effective     Expiration       Subject
Territory       Licensor     Licensee        Date          Date           Matter
-----------     ---------    --------     ---------     ----------       -------

----------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT B
                                                                   to Subsidiary
                                                              Security Agreement

                          TRADEMARK SECURITY AGREEMENT

      This TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of ___________ __, ____, is made between _________________, a ________ corporation
(the "Grantor"), and FLEET NATIONAL BANK, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties;

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Grantor, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders") and the Agents and the Issuer, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Security Agreement, dated as of ____ __, ____ (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Secured Obligations; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Credit Extensions (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, and to induce the Lender Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Lender Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Lender Party, all of the following property (the "Trademark Collateral"), whether now owned or hereafter acquired or existing by it:

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Attachment 1 attached hereto;

            (b) all Trademark licenses, including each Trademark license referred to in Item B of Attachment 1 attached hereto;

            (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);

            (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Attachment 1 attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                           [NAME OF SUBSIDIARY]

                                           By: _________________________________
                                               Title:


                                           FLEET NATIONAL BANK,
                                             as Administrative Agent

                                           By: _________________________________
                                               Title:

                                                                    ATTACHMENT 1
                                                         to Subsidiary Trademark
                                                              Security Agreement

Item A. Trademarks

                              Registered Trademarks

*Country        Trademark         Registration No.             Registration Date
--------        ---------         ----------------             -----------------

                         Pending Trademark Applications

*Country        Trademark             Serial No.                  Filing Date
--------        ---------             ----------                  -----------

                      Trademark Applications in Preparation

                                                       Expected        Products/
*Country        Trademark            Docket No.       Filing Date      Services
--------        ---------            ----------       -----------      --------

Item B. Trademark Licenses

*Country or                                             Effective     Expiration
 Territory      Trademark      Licensor      Licensee     Date           Date
-----------     ---------      --------      --------   ---------     ----------

----------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT C
                                                                   to Subsidiary
                                                              Security Agreement

                          COPYRIGHT SECURITY AGREEMENT

      This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of ___________ __, ____, is made between _________________, a ________ corporation
(the "Grantor"), and FLEET NATIONAL BANK, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties;

                              W I T N E S S E T H :

      WHEREAS, pursuant to a Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Grantor, the various financial institutions as are, or may from time to time become, parties thereto (each individually a "Lender" and collectively the "Lenders"), the Agents and the Issuer, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Security Agreement, dated as of ____ , ____ (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement")

      WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Secured Obligations; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make each Credit Extension (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, and to induce the Lender Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Lender Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Lender Party, all of the following property (the "Copyright Collateral"), whether now owned or hereafter acquired or existing by it, being all copyrights (including all copyrights for semiconductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Attachment 1 attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Attachment 1 attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                           [NAME OF SUBSIDIARY]

                                           By: _________________________________
                                               Title:


                                           FLEET NATIONAL BANK,
                                              as Administrative Agent

                                           By: _________________________________
                                               Title:

                                                                    ATTACHMENT 1
                                                         to Subsidiary Copyright
                                                              Security Agreement

Item A. Copyrights/Mask Works

                        Registered Copyrights/Mask Works

*Country      Registration No.      Registration Date      Author(s)      Title
--------      ----------------      -----------------      ---------      -----

              Copyright/Mask Work Pending Registration Applications

*Country        Serial No.              Filing Date        Author(s)      Title
--------        ----------              -----------        ---------      -----

          Copyright/Mask Work Registration Applications in Preparation

                                         Expected
*Country        Docket No.              Filing Date        Author(s)      Title
--------        ----------              -----------        ---------      -----

Item B. Copyright/Mask Work Licenses

*Country or                                  Effective   Expiration      Subject
Territory       Licensor       Licensee         Date        Date         Matter
---------       --------       --------      ---------   ----------     -------

----------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     EXHIBIT G-1

                      HOLDCO GUARANTY AND PLEDGE AGREEMENT

      This HOLDCO GUARANTY AND PLEDGE AGREEMENT (this "Agreement"), dated as of July 10, 1997, is made by WGL Holdings, INC., a Delaware corporation ("Holdco"), in favor of Fleet National Bank, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (as defined below).

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among WGL Acquisition Corp., a New York corporation (the "Borrower"), the various financial institutions as are or may from time to time become parties thereto (the "Lenders"), the Agents and the Documentation Agent named therein, the Lenders and the Issuer have extended Commitments to make Credit Extensions to, and for the benefit of, the Borrower;

      WHEREAS, the Borrower is a direct, wholly-owned Subsidiary of WGL Intermediate Holdings, Inc., a Delaware corporation ("Intermediate Holdco") and itself a direct, wholly-owned Subsidiary of Holdco;

      WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, Holdco is required to execute and deliver this Agreement;

      WHEREAS, Holdco has duly authorized the execution, delivery and performance of this Agreement; and

      WHEREAS, it is in the best interests of Holdco to execute this Agreement inasmuch as Holdco will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

      NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make each Credit Extension (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, Holdco agrees, for the benefit of each Lender Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Agreement" is defined in the preamble.

      "Borrower" is defined in the first recital.

      "Collateral" is defined in Section 2.1.

      "Credit Agreement" is defined in the first recital.

      "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

      "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

      "Holdco" is defined in the preamble.

      "Intermediate Holdco" is defined in the second recital.

      "Lender Party" means, as the context may require, any Lender, the Issuer and each Agent and each of their respective successors, transferees and assigns.

      "Lenders" is defined in the first recital.

      "Pledged Property" means all Pledged Shares, and all other pledged shares of capital stock, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by Holdco to the Administrative Agent or may from time to time hereafter be delivered by Holdco to the Administrative Agent for the purpose of pledge under this Agreement or any other Loan Document, and all proceeds of any of the foregoing.

      "Pledged Share Issuer" means Intermediate Holdco.

      "Pledged Shares" means all shares of capital stock of the Pledged Share Issuer which are delivered by Holdco to the Administrative Agent as Pledged Property hereunder.

      "Secured Obligations" is defined in Section 2.2.

      "Securities Act" is defined in Section 7.2.

      "U.C.C." means the Uniform Commercial Code as in effect from time to time in the State of New York.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                     PLEDGE

      SECTION 2.1. Grant of Security Interest. Holdco hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in, all of the following property (the "Collateral"):

            (a) all issued and outstanding shares of capital stock of the Pledged Share Issuer;

            (b) all other Pledged Shares issued from time to time;

            (c) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Agreement;

            (d) all Dividends, Distributions, and other payments and rights with respect to any Pledged Property; and

            (e) all proceeds of any of the foregoing.

      SECTION 2.2. Security for Obligations. This Agreement secures the payment in full of all Obligations now or hereafter existing (the "Secured Obligations").

      SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares, shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

      SECTION 2.4. Dividends on Pledged Shares. In the event that any Dividend is permitted to be paid (in accordance with Section 7.2.6 of the Credit Agreement) on any Pledged Share, such Dividend may be paid directly to Holdco. If any Dividend is paid in contravention of Section 7.2.6 of the Credit Agreement, Holdco shall hold the same segregated and in trust for the Administrative Agent until paid to the Administrative Agent in accordance with
Section 5.4 hereto.

      SECTION 2.5. Continuing Security Interest; Transfer of Note. This Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full in cash of all Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments,

            (b) be binding upon Holdco and its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Lender Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Commitment, Note, Credit Extension, Hedging Obligation or other Secured Obligation held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Agreement) or any document relating to such Hedging Obligation or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the payment in full of all Secured Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments, the security interest granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such termination, the Administrative Agent will, at Holdco's sole expense, deliver to Holdco, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to Holdco such documents as Holdco shall reasonably request to evidence such termination.

      SECTION 2.6. Postponement of Subrogation. Holdco agrees that it will not exercise any rights which it may acquire by way of subrogation under this Agreement, by any payment made hereunder or otherwise, until the prior payment, in full and in cash, of all Secured Obligations. Any amount paid to Holdco on account of any such subrogation rights prior to the payment in full of all Secured Obligations shall be held in trust for the benefit of the Lender Parties and each holder of a Note and shall immediately be paid to the Lender Parties and each holder of a Note and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if all Secured Obligations have been paid in full and all Commitments have been permanently terminated, each Lender Party and each holder of a Note agrees that, at Holdco's request, the Lender Parties and the holders of the Notes, will execute and deliver to Holdco appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to Holdco of an interest in the Secured Obligations resulting from such payment by Holdco. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, Holdco shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Agreement to any Lender Party or any holder of a Note.

                                   ARTICLE III

                               GUARANTY PROVISIONS

      SECTION 3.1. Guaranty. Holdco hereby absolutely, unconditionally and irrevocably

            (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of Intermediate Holdco, the Borrower and each other Obligor now or hereafter existing under the Credit Agreement, the Notes, any Letter of Credit and each other Loan Document to which the Borrower or such other Obligor is or may become a party (or, in the case of Letters of Credit, is or may become the account party), whether for principal, interest, Reimbursement Obligations, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and

            (b) indemnifies and holds harmless each Lender Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender Party or such holder, as the case may be, in enforcing any rights under this Agreement;

provided, however, that Holdco shall be liable under this Agreement only for the maximum amount of such liability that can be hereby incurred without rendering this Agreement, as it relates to Holdco, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Agreement constitutes a guaranty of payment when due and not of collection, and Holdco specifically agrees that it shall not be necessary or required that any Lender Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against Intermediate Holdco, the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of Holdco hereunder.

      SECTION 3.2. Acceleration of Guaranty. Holdco agrees that, in the event of the occurrence of any Event of Default described in clauses (b) through (d) of
Section 8.1.9 of the Credit Agreement with respect to any Obligor (other than an immaterial Subsidiary) and if such event shall occur at a time when any of the Obligations of Intermediate Holdco, the Borrower and each other Obligor may not then be due and payable, Holdco agrees that it will pay to the Lenders forthwith the full amount which would be payable hereunder by Holdco if all such Obligations were then due and payable.

      SECTION 3.3. Guaranty and Security Interest Absolute, etc. This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment and shall remain in full force and effect until all Obligations of the Borrower and each other Obligor have been paid in full, all Letters of Credit have been terminated or expired, all obligations of Holdco hereunder shall have been paid in full and all Commitments shall have terminated. Holdco guarantees, to the extent permitted under applicable law, that the Obligations of Intermediate Holdco, the Borrower and each other Obligor will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party or any holder of any Note with respect thereto. The liability of Holdco under this Agreement, and all rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of Holdco hereunder, shall, to the extent permitted under applicable law, be absolute, unconditional and irrevocable irrespective of:

            (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan Document;

            (b) the failure of any Lender Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against Intermediate Holdco, the Borrower, any other Obligor or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor of, or collateral securing, any Secured Obligations;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation;

            (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Holdco hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

            (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Lender Party or any holder of any Note securing any of the Secured Obligations; or

            (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, Intermediate Holdco, the Borrower, any other Obligor, any surety or any guarantor.

      SECTION 3.4. Reinstatement, etc. Holdco agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Lender Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of Intermediate Holdco, the Borrower, any other Obligor or otherwise, all as though such payment had not been made.

      SECTION 3.5. Waiver, etc. Holdco hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of Intermediate Holdco, the Borrower or any other Obligor and this Agreement and any requirement that the Administrative Agent, any other Lender Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against Intermediate Holdco, the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of Intermedite Holdco, the Borrower or any other Obligor, as the case may be.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      SECTION 4.1. Representations and Warranties, etc. Holdco represents and warrants unto each Lender Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares) by Holdco to the Administrative Agent of any Collateral, as set forth in this Article.

      SECTION 4.1.1. Organization, etc. Holdco (a) is a corporation validly organized and existing and in good standing under the laws of the State of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, except to the extent that the failure to qualify would not reasonably be expected to result in a Material Adverse Effect, and (b) has full power and authority and holds all requisite governmental licenses, permits and other approvals to (i) enter into and perform its obligations in connection with the Transaction and under this Agreement and each other Loan Document to which it is a party and (ii) own and hold under lease its property and to conduct its business substantially as currently conducted by it except, in the case of this clause (b) (ii), where the failure could not reasonably be expected to result in a Material Adverse Effect.

      SECTION 4.1.2. Ownership, No Liens, etc. Holdco is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all Liens except any Lien granted pursuant hereto in favor of the Administrative Agent.

      SECTION 4.1.3. Valid Security Interest. The execution and delivery of this Agreement, together with the delivery of such Collateral to the Administrative Agent, is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations. Possession by the Administrative Agent of the Collateral is the only action necessary to perfect or protect such security interest in the Collateral, subject to Section 9-306 of the U.C.C.

      SECTION 4.1.4. As to Pledged Shares. In the case of any Pledged Shares constituting Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of the Pledged Share Issuer. On the Closing Date, Holdco has no Subsidiary other than the Pledged Share Issuer.

      SECTION 4.1.5. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

            (a) for the pledge by Holdco of any Collateral pursuant to this Agreement or for the execution, delivery, and performance of this Agreement by Holdco, or

            (b) for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement, or, except, with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Agreement.

      SECTION 4.1.6. Credit Agreement Representations and Warranties. The representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to Holdco and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by reference as though specifically set forth in this Section.

                                    ARTICLE V

                                    COVENANTS

      SECTION 5.1. Protect Collateral; Further Assurances, etc. Holdco will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder), except as permitted under the Credit Agreement. Holdco will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Holdco agrees that at any time, and from time to time, at the expense of Holdco, Holdco will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

      SECTION 5.2. Stock Powers, etc. Holdco agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by Holdco pursuant to this Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. Holdco will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Administrative Agent.

      SECTION 5.3. Continuous Pledge. Subject to Section 2.4, Holdco will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to Holdco in respect of any Collateral and will not permit the Pledged Share Issuer to issue any capital stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

      SECTION 5.4. Voting Rights; Dividends, etc. Holdco agrees:

            (a) after any (i) Default of the nature referred to in clause (b),
      (c) or (d) of Section 8.1.9 of the Credit Agreement in respect of any Obligor (other than an immaterial Subsidiary) shall have occurred and be continuing or (ii) any other Event of Default shall have occurred and be continuing, and the giving of notice from the Administrative Agent of its intent to exercise its remedies (in the case of this clause (a) (ii)), Holdco will deliver promptly upon receipt thereof (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with Section 7.4; and

            (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified Holdco of the Administrative Agent's intention to exercise its voting power under this clause

                  (i) the Administrative Agent may exercise (to the exclusion of
            Holdco) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and Holdco hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                  (ii) promptly to deliver to the Administrative Agent such
            additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by Holdco but which Holdco is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by Holdco separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 5.4(b), Holdco shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Administrative Agent shall, upon the written request of Holdco, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by Holdco which are necessary to allow Holdco to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by Holdco that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Agreement).

      SECTION 5.5. Maintenance of Corporate Existence; Payment of Net Equity Proceeds. Holdco will cause to be taken all actions necessary to maintain and preserve at all times its corporate existence. Upon receipt of any Net Equity Proceeds, Holdco will repay, or cause the Borrower to repay, the Loans in the amounts, if any, and on the dates required pursuant to clause (e) of Section
3.1.1 of the Credit Agreement.

      SECTION 5.6. Financial Information, Reports, Notices, etc. Holdco will furnish, or will cause to be furnished, to each Lender and each Agent promptly after the sending or filing thereof, copies of all reports and registration statements (other than exhibits thereto and any registration statement on Form S-8 or its equivalent), if any, which Holdco or any of its

Subsidiaries files with the Securities and Exchange Commission or any national securities exchange.

      SECTION 5.7. Compliance with Laws, etc. Holdco will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

            (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; and

            (b) the payment, before the same become delinquent, of all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

      SECTION 5.8. Business Activities. Holdco will not engage in any business activity other than in connection with Holdco's continuing ownership of the issued and outstanding shares of capital stock of Intermediate Holdco and the holding of Investments permitted under Section 5.11.

      SECTION 5.9. Indebtedness. Holdco will not create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

            (a) Indebtedness with respect to taxes, assessments or other governmental charges; provided that such Indebtedness does not create Liens upon any of its assets except Liens of the type permitted with respect to assets of the Borrower pursuant to Section 7.2.3 of the Credit Agreement;

            (b) Indebtedness in respect of the Obligations; and

            (c) Indebtedness incurred with respect to promissory notes issued by Holdco to repurchase shares of Capital Stock of Holdco held by directors, officers or employees of Holdco, Intermediate Holdco, the Borrower or any of its Subsidiaries, if any, or options on any such shares or related stock appreciation rights or similar securities owned by such directors, officers or employees (or their estates or beneficiaries under their estates), in all cases only upon death, disability, retirement, termination of employment or pursuant to the terms of such stock option plan or any other agreement under which such shares of

      Capital Stock, options, related rights or similar securities were issued.

      SECTION 5.10. Liens, etc. Holdco will not create, incur, assume, or enter into any agreement which by its terms creates, incurs or assumes any Lien upon any of its assets (including any shares of capital stock of Intermediate Holdco or the Borrower), whether now owned or hereafter acquired by Holdco, except Liens of the type permitted pursuant to Section 7.2.3 of the Credit Agreement with respect to assets of the Borrower; nor will Holdco sell, transfer, contribute or otherwise dispose of or convey (or grant any options, warrants or other rights with respect thereto) any shares of capital stock of the Intermediate Holdco on the Borrower (except pursuant to a transaction in which all Obligations will be simultaneously discharged in full and all Commitments will be simultaneously terminated in full).

      SECTION 5.11. Investments. Holdco will not make, incur, assume or suffer to exist any Investment of Holdco in any other Person, except (i) Investments in Intermedite Holdco or the Borrower, (ii) Investments of the type permitted under
Section 7.2.5(b) of the Credit Agreement for the Borrower and (iii) other Investments in which the consideration paid by Holdco consists solely of common stock of Holdco.

      SECTION 5.12. Fixed Assets. Holdco will not make or commit to make any Capital Expenditure or enter into any arrangement which would give rise to any Capitalized Lease Liability.

      SECTION 5.13. Rental Obligations. Holdco will not enter into any arrangement which involves the leasing by Holdco from any lessor of any real or personal property (or any interest therein) other than the lease of office space.

      SECTION 5.14. Consolidation. Merger. Holdco will not windup, liquidate or dissolve, consolidate or amalgamate with, or merge into or with any other corporation or purchase or otherwise acquire all or any part of the assets of any Person (or division thereof).

      SECTION 5.15. Asset Dispositions, etc. Holdco will not sell, transfer, lease or otherwise dispose of, or grant to any Person options, warrants or other rights with respect to any of the Collateral, unless otherwise permitted by the Credit Agreement.

      SECTION 5.16. No Defaults. Holdco will not, and will not permit Intermediate Holdco or the Borrower or any of its Subsidiaries to, take any action or fail to take any action if such action or failure to act would result in a Default under the Credit Agreement.

                                   ARTICLE VI

                            THE ADMINISTRATIVE AGENT

      SECTION 6.1. Administrative Agent Appointed Attorney-in-Fact. Holdco hereby irrevocably appoints the Administrative Agent Holdco's attorney-in-fact, with full authority in the place and stead of Holdco and in the name of Holdco or otherwise, from time to time in the Administrative Agent's discretion, upon the occurrence and during the continuance of an Event of Default and subject to delivery of notice to Holdco, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

Holdco hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 6.2. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 6.3. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as Holdco reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VII

                                    REMEDIES

      SECTION 7.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Holdco agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to Holdco of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) The Administrative Agent may

                  (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                  (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                  (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                  (iv) endorse any checks, drafts, or other writings in Holdco's name to allow collection of the Collateral,

                  (v) take control of any proceeds of the Collateral, and

                  (vi) execute (in the name, place and stead of Holdco)
            endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

      SECTION 7.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 7.1, Holdco agrees that, upon request of the Administrative Agent, Holdco will, at its own expense:

            (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

            (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

            (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

            (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Holdco further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Lender Parties by reason of the failure by Holdco to perform any of the covenants contained in this Section and, consequently, to the extent permitted under applicable law, agrees that, if Holdco shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

      SECTION 7.3. Compliance with Restrictions. Holdco agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and Holdco further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to Holdco for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

      SECTION 7.4. Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section
10.3 of the Credit

Agreement and Section 7.5) in whole or in part by the Administrative Agent against, all or any part of the Secured Obligations as follows: (i) first, to the reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the retaking, holding, preparing for sale, selling or other disposition of the Collateral, including, without limitation, all court costs and the reasonable fees and expenses of its agents and legal counsel; (ii) second, to the payment in full of the Obligations or in the event that such proceeds are insufficient to pay in full the Obligations, equally and ratably in accordance with each Lender's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Hedging Obligation included in the Secured Obligations (as to each Lender, applied first to fees and expense reimbursements then due to such Lender, then to interest due to such Lender, then to pay or prepay principal of the Loans owing to, or to reduce the "credit exposure" of, such Lender under such Hedging Obligation, as the case may be, then to pay (or cash collateralize) the remaining Obligations);
(iii) third, without duplication of any amounts paid pursuant to clause (ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to
Section 10.4 of the Credit Agreement; and (iv) fourth, to Holdco, or its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining. For purposes of this Agreement, the "credit exposure" at any time of any Lender with respect to a Hedging Obligation to which such Lender is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Hedging Obligation. Holdco shall remain liable to the Lenders for any deficiency. If the Administrative Agent has funds available to apply to a portion of, but not all of, one of the amounts described in clauses
(i) through (iv) above, then the Administrative Agent shall apply such funds to the applicable parties in proportion to the amounts to which such parties would have been entitled if the entire amount described in any such clause had been available.

      SECTION 7.5. Indemnity and Expenses. Holdco hereby indemnifies and holds harmless the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, Holdco will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

            (a) the administration of this Agreement, the Credit Agreement and each other Loan Document;

            (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

            (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

            (d) the failure by Holdco to perform or observe any of the provisions hereof.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

      SECTION 8.1. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 8.2. Amendments, etc. No amendment to or waiver of any provision of this Agreement nor consent to any departure by Holdco herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

      SECTION 8.3. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which Holdco agrees hereunder to perform and which Holdco shall fail to perform within 30 days after being requested in writing so to perform and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

      SECTION 8.4. Addresses for Notices. All notices and other communications provided to any party under this Agreement shall be in writing (including telecopier communication) and (i) if to Holdco, mailed, telecopied or delivered to it, at the address of the Borrower specified in the Credit Agreement, and
(ii) if to the Administrative Agent, mailed, telecopied or delivered to it at the address of the Administrative Agent specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

      SECTION 8.5. Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

      SECTION 8.6. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      SECTION 8.7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 8.8. Governing Law, Entire Agreement, etc. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      SECTION 8.9. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR HOLDCO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. HOLDCO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN

DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. HOLDCO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. HOLDCO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT HOLDCO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, HOLDCO HEREBY IRREVOCABLY (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

SECTION 8.10. Waiver of Jury Trial. THE LENDER PARTIES AND HOLDCO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR HOLDCO. HOLDCO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER PARTIES ENTERING INTO THE CREDIT AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                        WGL HOLDINGS, INC.


                                        By ___________________________
                                           Name:
                                           Title:


                                        FLEET NATIONAL BANK,
                                          as Administrative Agent


                                        By __________________________
                                           Name:
                                           Title:

                                                        ATTACHMENT 1
                                                             to
                                            Holdco Guaranty and Pledge Agreement

Item A. Pledged Shares

================================================================================
Pledged Share Issuer                            Description of Shares
--------------------------------------------------------------------------------
                                                                        % of
                                                                     Outstanding
                                     Authorized      Outstanding       Shares
                                       Shares           Shares         Pledged
--------------------------------------------------------------------------------
WGL Intermediate                       3,000            1,000            100%
 Holdings, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                                                     EXHIBIT G-2

                INTERMEDIATE HOLDCO GUARANTY AND PLEDGE AGREEMENT

      This INTERMEDIATE HOLDCO GUARANTY AND PLEDGE AGREEMENT (this "Agreement"), dated as of July 10, 1997, is made by WGL Intermediate Holdings, Inc., a Delaware corporation ("Intermediate Holdco"), in favor of Fleet National Bank, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (as defined below).
                              W I T N E S S E T H:

      WHEREAS, pursuant to a Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among WGL Acquisition Corp., a New York corporation (the "Borrower"), the various financial institutions as are or may from time to time become parties thereto (the "Lenders"), the Agents and the Documentation Agent named therein, the Lenders and the Issuer have extended Commitments to make Credit Extensions to, and for the benefit of, the Borrower;

      WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, Intermediate Holdco is required to execute and deliver this Agreement;

      WHEREAS, Intermediate Holdco has duly authorized the execution, delivery and performance of this Agreement; and

      WHEREAS, it is in the best interests of Intermediate Holdco to execute this Agreement inasmuch as Intermediate Holdco will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

      NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make each Credit Extension (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, Intermediate Holdco agrees, for the benefit of each Lender Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Agreement" is defined in the preamble.

      "Borrower" is defined in the first recital.

      "Collateral" is defined in Section 2.1.

      "Credit Agreement" is defined in the first recital.

      "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

      "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

      "Intermediate Holdco" is defined in the preamble.

      "Lender Party" means, as the context may require, any Lender, the Issuer and each Agent and each of their respective successors, transferees and assigns.

      "Lenders" is defined in the first recital.

      "Pledged Property" means all Pledged Shares, and all other pledged shares of capital stock, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by Intermediate Holdco to the Administrative Agent or may from time to time hereafter be delivered by Intermediate Holdco to the Administrative Agent for the purpose of pledge under this Agreement or any other Loan Document, and all proceeds of any of the foregoing.

      "Pledged Share Issuer" means the Borrower.

      "Pledged Shares" means all shares of capital stock of the Pledged Share Issuer which are delivered by Intermediate Holdco to the Administrative Agent as Pledged Property hereunder.

      "Secured Obligations" is defined in Section 2.2.

      "Securities Act" is defined in Section 7.2.

      "U.C.C." means the Uniform Commercial Code as in effect from time to time in the State of New York.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                     PLEDGE

      SECTION 2.1. Grant of Security Interest. Intermediate Holdco hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in, all of the following property (the "Collateral"):

            (a) all issued and outstanding shares of capital stock of the Pledged Share Issuer;

            (b) all other Pledged Shares issued from time to time;

            (c) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Agreement;

            (d) all Dividends, Distributions, and other payments and rights with respect to any Pledged Property; and

            (e) all proceeds of any of the foregoing.

      SECTION 2.2. Security for Obligations. This Agreement secures the payment in full of all Obligations now or hereafter existing (the "Secured Obligations").

      SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares, shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

      SECTION 2.4. Dividends on Pledged Shares. In the event that any Dividend is permitted to be paid (in accordance with Section 7.2.6 of the Credit Agreement) on any Pledged Share, such Dividend may be paid directly to Intermediate Holdco. If any Dividend is paid in contravention of Section 7.2.6 of the Credit Agreement, Intermediate Holdco shall hold the same segregated and in trust for the Administrative Agent until paid to the Administrative Agent in accordance with Section 5.4 hereto.

      SECTION 2.5. Continuing Security Interest; Transfer of Note. This Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full in cash of all Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments,

            (b) be binding upon Intermediate Holdco and its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Lender Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Commitment, Note, Credit Extension, Hedging Obligation or other Secured Obligation held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Agreement) or any document relating to such Hedging Obligation or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the payment in full of all Secured Obligations, the termination or expiration of all Letters of Credit and the termination of all

Commitments, the security interest granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such termination, the Administrative Agent will, at Intermediate Holdco's sole expense, deliver to Intermediate Holdco, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to Intermediate Holdco such documents as Intermediate Holdco shall reasonably request to evidence such termination.

      SECTION 2.6. Postponement of Subrogation. Intermediate Holdco agrees that it will not exercise any rights which it may acquire by way of subrogation under this Agreement, by any payment made hereunder or otherwise, until the prior payment, in full and in cash, of all Secured Obligations. Any amount paid to Intermediate Holdco on account of any such subrogation rights prior to the payment in full of all Secured Obligations shall be held in trust for the benefit of the Lender Parties and each holder of a Note and shall immediately be paid to the Lender Parties and each holder of a Note and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if all Secured Obligations have been paid in full and all Commitments have been permanently terminated, each Lender Party and each holder of a Note agrees that, at Intermediate Holdco's request, the Lender Parties and the holders of the Notes, will execute and deliver to Intermediate Holdco appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to Intermediate Holdco of an interest in the Secured Obligations resulting from such payment by Intermediate Holdco. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, Intermediate Holdco shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Agreement to any Lender Party or any holder of a Note.

                                   ARTICLE III

                               GUARANTY PROVISIONS

      SECTION 3.1. Guaranty. Intermediate Holdco hereby absolutely, unconditionally and irrevocably

            (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor now or hereafter existing under the Credit Agreement, the Notes, any Letter of Credit and each other Loan Document to which the Borrower or such other Obligor is or may become a party (or, in the case of Letters of Credit, is or may become the account party), whether for principal, interest, Reimbursement Obligations, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and

            (b) indemnifies and holds harmless each Lender Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender Party or such holder, as the case may be, in enforcing any rights under this Agreement;

provided, however, that Intermediate Holdco shall be liable under this Agreement only for the maximum amount of such liability that can be hereby incurred without rendering this Agreement, as it relates to Intermediate Holdco, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Agreement constitutes a guaranty of payment when due and not of collection, and Intermediate Holdco specifically agrees that it shall not be necessary or required that any Lender Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of Intermediate Holdco hereunder.

      SECTION 3.2. Acceleration of Guaranty. Intermediate Holdco agrees that, in the event of the occurrence of any Event of Default described in clauses (b) through (d) of Section 8.1.9 of the Credit Agreement with respect to any Obligor (other than an immaterial Subsidiary) and if such event shall occur at a time when any of the Obligations of the Borrower and each other Obligor may not then be due and payable, Intermediate Holdco agrees that it will pay to the Lenders forthwith the full amount which would be payable hereunder by Intermediate Holdco if all such Obligations were then due and payable.

      SECTION 3.3. Guaranty and Security Interest Absolute, etc. This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment and shall remain in full force and effect until all Obligations of the Borrower and each other Obligor have been paid in full, all Letters of Credit have been terminated or expired, all obligations of Intermediate Holdco hereunder shall have been paid in full and all Commitments shall have terminated. Intermediate Holdco guarantees, to the extent permitted under applicable law, that the Obligations of the Borrower and each other Obligor will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party or any holder of any Note with respect thereto. The liability of Intermediate Holdco under this Agreement, and all rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of Intermediate Holdco hereunder, shall, to the extent permitted under applicable law, be absolute, unconditional and irrevocable irrespective of:

            (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan Document;

            (b) the failure of any Lender Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor of, or collateral securing, any Secured Obligations;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation;

            (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Intermediate Holdco hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

            (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Lender Party or any holder of any Note securing any of the Secured Obligations; or

            (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

      SECTION 3.4. Reinstatement, etc. Intermediate Holdco agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Lender Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of the Borrower, any other Obligor or otherwise, all as though such payment had not been made.

      SECTION 3.5. Waiver, etc. Intermediate Holdco hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Obligor and this Agreement and any requirement that the Administrative Agent, any other Lender Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower or any other Obligor, as the case may be.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      SECTION 4.1. Representations and Warranties, etc. Intermediate Holdco represents and warrants unto each Lender Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares) by Intermediate Holdco to the Administrative Agent of any Collateral, as set forth in this Article.

      SECTION 4.1.1. Organization, etc. Intermediate Holdco (a) is a corporation validly organized and existing and in good standing under the laws of the State of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, except to the extent that the failure to qualify would not reasonably be expected to result in a Material Adverse Effect, and (b) has full power and authority and holds all requisite governmental licenses, permits and other approvals to (i) enter into and perform its obligations in connection with the Transaction and under this Agreement and each other Loan Document to which it is a party and (ii) own and hold under lease its property and to conduct its business substantially as currently conducted by it except, in the case of this clause (b) (ii), where the failure could not reasonably be expected to result in a Material Adverse Effect.

      SECTION 4.1.2. Ownership, No Liens, etc. Intermediate Holdco is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all Liens except any Lien granted pursuant hereto in favor of the Administrative Agent.

      SECTION 4.1.3. Valid Security Interest. The execution and delivery of this Agreement, together with the delivery of such Collateral to the Administrative Agent, is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations. Possession by the Administrative Agent of the Collateral is the only action necessary to perfect or protect such security interest in the Collateral, subject to Section 9-306 of the U.C.C.

      SECTION 4.1.4. As to Pledged Shares. In the case of any Pledged Shares constituting Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of the Pledged Share Issuer. On the

Closing Date, Intermediate Holdco has no Subsidiary other than the Pledged Share Issuer.

      SECTION 4.1.5. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

            (a) for the pledge by Intermediate Holdco of any Collateral pursuant to this Agreement or for the execution, delivery, and performance of this Agreement by Intermediate Holdco, or

            (b) for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement, or, except, with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Agreement.

      SECTION 4.1.6. Credit Agreement Representations and Warranties. The representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to Intermediate Holdco and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by reference as though specifically set forth in this Section.

                                    ARTICLE V

                                    COVENANTS

      SECTION 5.1. Protect Collateral; Further Assurances, etc. Intermediate Holdco will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder), except as permitted under the Credit Agreement. Intermediate Holdco will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Intermediate Holdco agrees that at any time, and from time to time, at the expense of Intermediate Holdco, Intermediate Holdco will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

      SECTION 5.2. Stock Powers, etc. Intermediate Holdco agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by Intermediate Holdco pursuant to this Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. Intermediate Holdco will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Administrative Agent.

      SECTION 5.3. Continuous Pledge. Subject to Section 2.4, Intermediate Holdco will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to Intermediate Holdco in respect of any Collateral and will not permit the Pledged Share Issuer to issue any capital stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

      SECTION 5.4. Voting Rights; Dividends, etc. Intermediate Holdco agrees:

            (a) after any (i) Default of the nature referred to in clause (b),
      (c) or (d) of Section 8.1.9 of the Credit Agreement in respect of any Obligor (other than an immaterial Subsidiary) shall have occurred and be continuing or (ii) any other Event of Default shall have occurred and be continuing, and the giving of notice from the Administrative Agent of its intent to exercise its remedies (in the case of this clause (a) (ii)), Intermediate Holdco will deliver promptly upon receipt thereof (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with Section 7.4; and

            (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified Intermediate Holdco of the Administrative Agent's intention to exercise its voting power under this clause

                  (i) the Administrative Agent may exercise (to the exclusion of
            Intermediate Holdco) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and Intermediate Holdco hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                  (ii) promptly to deliver to the Administrative Agent such
            additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by Intermediate Holdco but which Intermediate Holdco is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by Intermediate Holdco separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 5.4(b), Intermediate Holdco shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Administrative Agent shall, upon the written request of Intermediate Holdco, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by Intermediate Holdco which are necessary to allow Intermediate Holdco to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by Intermediate Holdco that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Agreement)

      SECTION 5.5. Maintenance of Corporate Existence; Payment of Net Equity Proceeds. Intermediate Holdco will cause to be taken all actions necessary to maintain and preserve at all times its corporate existence. Upon receipt of any Net Equity Proceeds,

Intermediate Holdco will repay, or cause the Borrower to repay, the Loans in the amounts, if any, and on the dates required pursuant to clause (e) of Section
3.1.1 of the Credit Agreement.

      SECTION 5.6. Financial Information, Reports, Notices, etc. Intermediate Holdco will furnish, or will cause to be furnished, to each Lender and each Agent promptly after the sending or filing thereof, copies of all reports and registration statements (other than exhibits thereto and any registration statement on Form S-8 or its equivalent), if any, which Intermediate Holdco or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange.

      SECTION 5.7. Compliance with Laws, etc. Intermediate Holdco will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

            (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; and

            (b) the payment, before the same become delinquent, of all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

      SECTION 5.8. Business Activities. Intermediate Holdco will not engage in any business activity other than in connection with Intermediate Holdco's continuing ownership of the issued and outstanding shares of capital stock of the Borrower and the holding of Investments permitted under Section 5.11.

      SECTION 5.9. Indebtedness. Intermediate Holdco will not create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

            (a) Indebtedness with respect to taxes, assessments or other governmental charges; provided that such Indebtedness does not create Liens upon any of its assets except Liens of the type permitted with respect to assets of the Borrower pursuant to Section 7.2.3 of the Credit Agreement;

            (b) Indebtedness in respect of the Obligations;

      SECTION 5.10. Liens, etc. Intermediate Holdco will not create, incur, assume, or enter into any agreement which by its terms creates, incurs or assumes any Lien upon any of its assets (including any shares of capital stock of the Borrower), whether now owned or hereafter acquired by Intermediate Holdco, except Liens of the type permitted pursuant to Section 7.2.3 of the Credit Agreement with respect to assets of the Borrower; nor will Intermediate Holdco sell, transfer, contribute or otherwise dispose of or convey (or grant any options, warrants or other rights with respect thereto) any shares of capital stock of the Borrower (except pursuant to a transaction in which all Obligations will be simultaneously discharged in full and all Commitments will be simultaneously terminated in full).

      SECTION 5.11. Investments. Intermediate Holdco will not make, incur, assume or suffer to exist any Investment of Intermediate Holdco in any other Person, except (i) Investments in the Borrower, (ii) Investments of the type permitted under Section 7.2.5(b) of the Credit Agreement for the Borrower and
(iii) other Investments in which the consideration paid by Intermediate Holdco consists solely of common stock of Intermediate Holdco.

      SECTION 5.12. Fixed Assets. Intermediate Holdco will not make or commit to make any Capital Expenditure or enter into any arrangement which would give rise to any Capitalized Lease Liability.

      SECTION 5.13. Rental Obligations. Intermediate Holdco will not enter into any arrangement which involves the leasing by Intermediate Holdco from any lessor of any real or personal property (or any interest therein) other than the lease of office space.

      SECTION 5.14. Consolidation, Merger. Intermediate Holdco will not wind-up, liquidate or dissolve, consolidate or amalgamate with, or merge into or with any other corporation or purchase or otherwise acquire all or any part of the assets of any Person (or division thereof)

      SECTION 5.15. Asset Dispositions, etc. Intermediate Holdco will not sell, transfer, lease or otherwise dispose of, or grant to any Person options, warrants or other rights with respect to any of the Collateral, unless otherwise permitted by the Credit Agreement.

      SECTION 5.16. No Defaults. Intermediate Holdco will not, and will not permit the Borrower or any of its Subsidiaries to, take any action or fail to take any action if such action or failure to act would result in a Default under the Credit Agreement.

                                   ARTICLE VI

                            THE ADMINISTRATIVE AGENT

      SECTION 6.1. Administrative Agent Appointed Attorney-in-Fact.
Intermediate Holdco hereby irrevocably appoints the Administrative Agent Intermediate Holdco's attorney-in-fact, with full authority in the place and stead of Intermediate Holdco and in the name of Intermediate Holdco or otherwise, from time to time in the Administrative Agent's discretion, upon the occurrence and during the continuance of an Event of Default and subject to delivery of notice to Intermediate Holdco, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

Intermediate Holdco hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 6.2. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 6.3. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as Intermediate Holdco reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VII

                                    REMEDIES

      SECTION 7.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Intermediate Holdco agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to Intermediate Holdco of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) The Administrative Agent may

                  (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                  (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                  (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                  (iv) endorse any checks, drafts, or other writings in
            Intermediate Holdco's name to allow collection of the Collateral,

                  (v) take control of any proceeds of the Collateral, and

                  (vi) execute (in the name, place and stead of Intermediate
            Holdco) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

      SECTION 7.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 7.1, Intermediate Holdco agrees that, upon request of the Administrative Agent, Intermediate Holdco will, at its own expense:

            (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

            (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

            (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

            (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Intermediate Holdco further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Lender Parties by reason of the failure by Intermediate Holdco to perform any of the covenants contained in this Section and, consequently, to the extent permitted under applicable law, agrees that, if Intermediate Holdco shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

      SECTION 7.3. Compliance with Restrictions. Intermediate Holdco agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and Intermediate Holdco further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to Intermediate Holdco for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

      SECTION 7.4. Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 10.3 of the Credit Agreement and Section 7.5) in whole or in part by the Administrative Agent against, all or any part of the Secured Obligations as follows: (i) first, to the reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the retaking, holding, preparing for sale, selling or other disposition of the Collateral, including, without limitation, all court costs and the reasonable fees and expenses of its agents and legal counsel; (ii) second, to the payment in full of the Obligations or in the event that such proceeds are insufficient to pay in full the Obligations, equally and ratably in accordance with each Lender's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Hedging Obligation included in the Secured Obligations (as to each Lender, applied first to fees and expense reimbursements then due to such Lender, then to interest due to such Lender, then to pay or prepay principal of the Loans owing to, or to reduce the "credit exposure" of, such Lender under such Hedging Obligation, as the case may be, then to pay (or cash collateralize) the remaining Obligations); (iii) third, without duplication of any amounts paid pursuant to clause (ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 10.4 of the Credit Agreement; and (iv) fourth, to Intermediate Holdco, or its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining. For purposes of this Agreement, the "credit exposure" at any time of any Lender with respect to a Hedging Obligation to which such Lender is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Hedging Obligation. Intermediate Holdco shall remain liable to the Lenders for any deficiency. If the Administrative Agent has funds available to apply to a portion of, but not all of, one of the amounts described in clauses (i) through
(iv) above, then the Administrative Agent shall apply such funds to the applicable parties in proportion to the amounts to which such parties would have been entitled if the entire amount described in any such clause had been available.

      SECTION 7.5. Indemnity and Expenses. Intermediate Holdco hereby indemnifies and holds harmless the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, Intermediate Holdco will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

            (a) the administration of this Agreement, the Credit Agreement and each other Loan Document;

            (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

            (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

            (d) the failure by Intermediate Holdco to perform or observe any of the provisions hereof.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

      SECTION 8.1. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 8.2. Amendments, etc. No amendment to or waiver of any provision of this Agreement nor consent to any departure by Intermediate Holdco herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

      SECTION 8.3. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which Intermediate Holdco agrees hereunder to perform and which Intermediate Holdco shall fail to perform within 30 days after being requested in writing so to perform and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

      SECTION 8.4. Addresses for Notices. All notices and other communications provided to any party under this Agreement shall be in writing (including telecopier communication) and (i) if to Intermediate Holdco, mailed, telecopied or delivered to it, at the address of the Borrower specified in the Credit Agreement, and (ii) if to the Administrative Agent, mailed, telecopied or delivered to it at the address of the Administrative Agent specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

      SECTION 8.5. Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

      SECTION 8.6. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      SECTION 8.7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 8.8. Governing Law, Entire Agreement, etc. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      SECTION 8.9. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR INTERMEDIATE HOLDCO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY (TO THE EXTENT PERMITTED UNDER APPLICABLE
LAW) IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.

INTERMEDIATE HOLDCO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. INTERMEDIATE HOLDCO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. INTERMEDIATE HOLDCO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT INTERMEDIATE HOLDCO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, INTERMEDIATE HOLDCO HEREBY IRREVOCABLY (TO THE EXTENT PERMITTED UNDER APPLICABLE
LAW) WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

      SECTION 8.10. Waiver of Jury Trial. THE LENDER PARTIES AND INTERMEDIATE HOLDCO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR INTERMEDIATE HOLDCO. INTERMEDIATE HOLDCO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER PARTIES ENTERING INTO THE CREDIT AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                             WGL INTERMEDIATE HOLDINGS,
                                                 INC.

                                             By ________________________________
                                                Name:
                                                Title:


                                             FLEET NATIONAL BANK,
                                                 as Administrative Agent

                                             By ________________________________
                                                Name:
                                                Title:

                                                  ATTACHMENT 1
                                                       to
                               Intermediate Holdco Guaranty and Pledge Agreement

Item A. pledged Shares

================================================================================
Pledged Share Issuer                      Description of Shares
--------------------------------------------------------------------------------
                                                                       % of
                                                                    Outstanding
                               Authorized        Outstanding          Shares
                                Shares             Shares            Pledged
--------------------------------------------------------------------------------
Wilson Greatbatch Ltd.           1,000             1,000                100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                                                     EXHIBIT G-3

                            BORROWER PLEDGE AGREEMENT

      This BORROWER PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of July 10, 1997, is made by WGL ACQUISITION CORP., a New York corporation (the "Pledgor"), in favor of FLEET NATIONAL BANK, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (as defined below).

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Pledgor, the various financial institutions as are, or may from time to time become parties thereto (the "Lenders"), the Agents and the Documentation Agent named therein, the Lenders and the Issuer have extended Commitments to make Credit Extensions to, and for the benefit of, the Pledgor;

      WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement; and

      WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement;

      NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make each Credit Extension (including the initial Credit Extension) to the Pledgor pursuant to the Credit Agreement, the Pledgor agrees, for the benefit of each Lender Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Collateral" is defined in Section 2.1.

      "Credit Agreement" is defined in the first recital.

      "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

      "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

      "Lender Party" means, as the context may require, any Lender, the Issuer and each Agent and each of their respective successors, transferees and assigns.

      "Lenders" is defined in the first recital.

      "Pledge Agreement" is defined in the preamble.

      "Pledged Note Issuer" means each Person identified in Item A of Attachment 1 hereto as the issuer of the Pledged Note identified opposite the name of such Person.

      "Pledged Notes" means all promissory notes of any Pledged Note Issuer in the form satisfactory to the Administrative Agent or substantially the form of Exhibit A hereto which are delivered by the Pledgor to the Administrative Agent as Pledged Property hereunder, as such promissory notes, in accordance with
Section 4.5, are amended, modified or supplemented from time to time and together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.

      "Pledged Property" means all Pledged Shares, all Pledged Notes, and all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Administrative Agent or may from time to time hereafter be delivered by the Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

      "Pledged Share Issuer" means each Person identified in Item B of Attachment 1 hereto as the issuer of the Pledged Shares identified opposite the name of such Person.

      "Pledged Shares" means all shares of capital stock of any Pledged Share Issuer which are delivered by the Pledgor to the Administrative Agent as Pledged Property hereunder.

      "Pledgor" is defined in the preamble.

      "Secured Obligations" is defined in Section 2.2.

      "Securities Act" is defined in Section 6.2.

      "U.C.C." means the Uniform Commercial Code as in effect from time to time in the State of New York.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                     PLEDGE

      SECTION 2.1. Grant of Security Interest. The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in, all of the following property (the "Collateral"):

            (a) all promissory notes of each Pledged Note Issuer identified in Item A of Attachment 1 hereto;

            (b) all other Pledged Notes issued from time to time;

            (c) all issued and outstanding shares of capital stock of each Pledged Share Issuer identified in Item B of Attachment 1 hereto;

            (d) all other Pledged Shares issued from time to time;

            (e) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Pledge Agreement;

            (f) all Dividends, Distributions, interest and other payments and rights with respect to any Pledged Property; and

            (g) all proceeds of any of the foregoing.

      SECTION 2.2. Security for Obligations. This Pledge Agreement secures the payment in full of all Obligations now or hereafter existing (the "Secured Obligations").

      SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares and all Pledged Notes, shall be delivered to and held by or on behalf of (and in the case of the Pledged Notes, endorsed to the order of) the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

      SECTION 2.4. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full in cash of all Secured Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments,

            (b) be binding upon the Pledgor and its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Lender Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Commitment, Note, Credit Extension, Hedging Obligation or other Secured Obligation held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or document relating to such Hedging Obligation or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the payment in full of all Secured Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments, the security interest granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such termination, the Administrative Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares and all Pledged Notes, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties, etc. The Pledgor represents and warrants unto each Lender Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares and each pledge and delivery of a Pledged Note) by the Pledgor to the Administrative Agent of any Collateral, as set forth in this Article.

      SECTION 3.1.1. Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all Liens except any Lien granted pursuant hereto in favor of the Administrative Agent.

      SECTION 3.1.2. Valid Security Interest. The execution and delivery of this Pledge Agreement, together with the delivery of such Collateral to the Administrative Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations. Possession by the Administrative Agent of the Collateral is the only action necessary to perfect or protect such security interest in the Collateral subject to Section 9-306 of the U.C.C.

      SECTION 3.1.3. As to Pledged Shares. In the case of any Pledged Shares constituting Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of each Pledged Share Issuer owned by the Pledgor and required to be delivered in pledge under the terms of the Credit Agreement. On the Closing Date, the Pledgor has no Subsidiary other than the Pledged Share Issuers.

      SECTION 3.1.4. As to Pledged Notes. In the case of each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

      SECTION 3.1.5. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

            (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

            (b) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement, or, except, with respect to any Pledged Shares or the Pledged Notes, as may be required in connection with a disposition of such Pledged Shares or the Pledged Notes by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. Protect Collateral; Further Assurances, etc. The Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder) except as permitted under the Credit Agreement. The Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

      SECTION 4.2. Stock Powers, etc. The Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. The Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Administrative Agent.

      SECTION 4.3. Continuous pledge, The Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Administrative Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral and will not permit any Pledged Share Issuer to issue any capital stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis; provided, however, that, notwithstanding anything to the contrary contained herein, the Pledgor shall not be required to pledge more than 65% of the issued and outstanding capital stock of any Non-U.S. Subsidiary.

      SECTION 4.4. Voting Rights; Dividends, etc. The Pledgor agrees:

            (a) after any (i) Default of the nature referred to in clause (b),
      (c) or (d) of Section 8.1.9 of the Credit Agreement with respect to any Obligor (other than an immaterial Subsidiary) shall have occurred and be continuing or (ii) any other Event of Default shall have occurred and be continuing, and the giving of notice from the Administrative Agent of its intent to exercise its remedies (in the case of this clause (a) (ii)), the Pledgor will deliver promptly upon receipt thereof (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with Section 6.4; and

            (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified the Pledgor of the Administrative Agent's intention to exercise its voting power under this
      Section 4.4(b)

                  (i) the Administrative Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and the Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                  (ii) promptly to deliver to the Administrative Agent such
            additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 4.4(b), the Pledgor shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Administrative Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

      SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Administrative Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion, upon the occurrence and during the continuance of an Event of Default and subject to delivery of notice to the Pledgor, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.3. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) The Administrative Agent may

                  (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                  (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                  (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                  (iv) endorse any checks, drafts, or other writings in the
            Pledgor's name to allow collection of the Collateral,

                  (v) take control of any proceeds of the Collateral, and

                  (vi) execute (in the name, place and stead of the Pledgor)
            endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

      SECTION 6.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, the Pledgor agrees that, upon request of the Administrative Agent, the Pledgor will, at its own expense:

            (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

            (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

            (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

            (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Lender Parties by reason of the failure by the Pledgor to perform any of the covenants contained in this Section and, consequently, to the extent permitted under applicable law, agrees that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

      SECTION 6.3. Compliance with Restrictions. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

      SECTION 6.4. Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section
10.3 of the Credit Agreement and Section 6.5) in whole or in part by the Administrative Agent against, all or any part of the Secured Obligations as follows: (i) first, to the reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the retaking, holding, preparing for sale, selling or other disposition of the Collateral, including, without limitation, all court costs and the reasonable fees and expenses of its agents and legal counsel; (ii) second, to the payment in full of the Secured Obligations or in the event that such proceeds are insufficient to pay in full the Secured Obligations, equally and ratably in accordance with each Lender's respective amounts owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Hedging Obligation included in the Secured Obligations (as to each Lender, applied first to fees and expense reimbursements then due to such Lender, then to interest due to such Lender, then to pay or prepay principal of the Loans owing to, or to reduce the "credit exposure" of, such Lender under such Hedging Obligation, as the case may be, then to pay (or cash collateralize) the remaining Secured Obligations); (iii) third, without duplication of any amounts paid pursuant to clause (ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 10.4 of the Credit Agreement; and (iv) fourth, to the Pledgor, or its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining. For purposes of this Agreement, the "credit exposure" at any time of any Lender with respect to a Hedging Obligation to which such Lender is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Hedging Obligation. The Pledgor shall remain liable to the Lenders for any deficiency. If the Administrative Agent has funds available to apply to a portion of, but not all of, one of the amounts described in clauses (i) through (iv) above, then the Administrative Agent shall apply such funds to the applicable parties in proportion to the amounts to which such parties would have been entitled if the entire amount described in any such clause had been available.

      SECTION 6.5. Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless the Administrative Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

            (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

            (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

            (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

            (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 7.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

      SECTION 7.3. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform within 30 days after being requested in writing so to perform and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

      SECTION 7.4. Addresses for Notices. All notices and other communications provided to any party under this Agreement shall be in writing (including telecopier communication) and mailed, telecopied or delivered to such party at such party's address specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

      SECTION 7.5. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

      SECTION 7.6. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

      SECTION 7.7. Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 7.8. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                        WGL ACQUISITION CORP.,

                                        By: ____________________________________
                                            Title:


                                        FLEET NATIONAL BANK,
                                          as Administrative Agent

                                        By: ____________________________________
                                            Title:

                                                                    ATTACHMENT 1
                                                                              to
                                                       Borrower Pledge Agreement

Item A. Pledged Notes

Pledged Note Issuer                         Description

Item B. Pledged Shares

Pledged Share Issuer                                           Description of Shares
-----------------------------------------       ----------------------------------------------------
                                                                                            % of
                                                                                         Outstanding
                                                Authorized          Outstanding            Shares
                                                  Shares              Shares               Pledged
-----------------------------------------       ----------          -----------          -----------

-----------------------------------------       ----------          -----------          -----------

-----------------------------------------       ----------          -----------          -----------

-----------------------------------------       ----------          -----------          -----------

-----------------------------------------       ----------          -----------          -----------

-----------------------------------------       ----------          -----------          -----------

                                                                     EXHIBIT G-4

                           SUBSIDIARY PLEDGE AGREEMENT

      This SUBSIDIARY PLEDGE AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Pledge Agreement"), dated as of __________, 19__, is made by each Subsidiary (as defined in the Credit Agreement referred to below) a signatory hereto on the date hereof and each other Subsidiary that may from time to time become, pursuant to the terms of the Credit Agreement, a party hereto (each, individually, a "Pledgor" and collectively, the "Pledgors"), in favor of DLJ Capital Funding, Inc., as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (as defined below).

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among WGL Acquisition Corp., a New York corporation (the "Borrower"), the various financial institutions as are or may from time to time become parties thereto (the "Lenders"), the Agents and the Issuer named therein, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, each Pledgor is required to execute and deliver this Pledge Agreement;

      WHEREAS, each Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

      WHEREAS, it is in the best interest of each Pledgor to execute this Pledge Agreement inasmuch as each Pledgor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

      NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuer to make each Credit Extension (including the initial Credit Extension) to the

Borrower pursuant to the Credit Agreement, and to induce the Lender Parties to enter into Rate Protection Agreements, each Pledgor jointly and severally agrees, for the benefit of each Lender Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Borrower" is defined in the first recital.

      "Collateral" is defined in Section 2.1.

      "Credit Agreement" is defined in the first recital.

      "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

      "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

      "Lender Party" means, as the context may require, each Lender, the Issuer and each Agent and each of their respective successors, transferees and assigns.

      "Lenders" is defined in the first recital.

      "Pledge Agreement" is defined in the preamble.

      "Pledged Note Issuer" means each Person identified in Item A of Attachment 1 hereto as the issuer of the Pledged Note identified opposite the name of such Person.

      "Pledged Notes" means all promissory notes of each Pledged Note Issuer in the form satisfactory to the Administrative Agent or substantially the form of Exhibit A hereto which are delivered by such Pledgor to the Administrative Agent as Pledged Property hereunder, as such promissory notes, in accordance with Section 2.3, are amended, modified or supplemented from time to time and together with any promissory note of such Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.

      "Pledged Property" means all Pledged Shares, all Pledged Notes, and all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by each Pledgor to the Administrative Agent or may from time to time hereafter be delivered by each Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

      "Pledged Share Issuer" means each Person identified in Item B of Attachment 1 hereto as issuer of the Pledged Shares identified opposite the name of such Person.

      "Pledged Shares" means all shares of capital stock of any Pledged Share Issuer which are delivered by such Pledgor to the Administrative Agent as Pledged Property hereunder.

      "Pledgor" is defined in the preamble.

      "Secured Obligations" is defined in Section 2.2.

      "Securities Act" is defined in Section 6.2.

      "U.C.C." means the Uniform Commercial Code as in effect from time to time in the State of New York.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                     PLEDGE

      SECTION 2.1. Grant of Security Interest. Each Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in, all of the following property (the "Collateral"):

            (a) all promissory notes of each Pledged Note Issuer identified in Item A of Attachment 1 hereto;

            (b) all other Pledged Notes issued from time to time;

            (c) all issued and outstanding shares of capital stock of each Pledged Share Issuer identified in Item B of Attachment 1 hereto;

            (d) all other Pledged Shares issued from time to time;

            (e) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Pledge Agreement;

            (f) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

            (g) all proceeds of any of the foregoing.

      SECTION 2.2. Security for Obligations. This Pledge Agreement secures the payment in full of all Obligations now or hereafter existing (the "Secured Obligations").

      SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares and all Pledged Notes, shall be delivered to and held by or on behalf of (and, in the case of the Pledged Notes, endorsed to the order of) the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

      SECTION 2.4. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full of all Secured Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments,

            (b) be binding upon each Pledgor and its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Lender Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Commitment, Note, Credit Extension, Hedging Obligation or other Secured Obligation held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or document relating to such Hedging Obligation or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the payment in full of all Secured Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such termination, the Administrative Agent will, at such Pledgor's sole expense, deliver to such Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares and all Pledged Notes, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination.

      SECTION 2.6. Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Pledgor hereunder, shall, to the extent permitted under applicable law, be absolute and unconditional, irrespective of

            (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document,

            (b) the failure of any Lender Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor of, or collateral securing, any Obligations of the Borrower or any other Obligor,

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other extension, compromise or renewal of any Obligation of the Borrower or any other Obligor,

            (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, any other Obligor or otherwise,

            (e) any amendment to, recision, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document,

            (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or

            (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

      SECTION 2.7. postponement of Subrogation. Each Pledgor covenants and agrees that it will not exercise any rights which it may acquire by way of subrogation under this Pledge Agreement, by any payment made hereunder or otherwise, until the prior payment, in full and in cash, of all Obligations of the Borrower and each other Obligor and the termination of all Commitments. Any amount paid to such Guarantor on account of any such subrogation rights prior to the payment in full of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Lender Parties and each holder of a Note and shall immediately be paid to the Lender Parties and each holder of a Note and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if all Obligations of the Borrower and each other Obligor have been paid in full and all Commitments have been permanently terminated, each Lender Party and each holder of a Note agrees that, at such Guarantor's request, the Lender Parties and the holders of the Notes, will execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations of the Borrower and each other Obligor resulting from such payment by such Guarantor. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, each Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to any Lender Party or any holder of a Note.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties, etc. Each Pledgor represents insofar as the representations and warranties contained herein are applicable to such Pledgor and its properties, to each Lender Party, as of the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares and each pledge and delivery of a Pledged Note) by each Pledgor to the Administrative Agent of any Collateral, as set forth in this Article.

      SECTION 3.1.1. Ownership, No Liens, etc. Each Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) its Collateral, free and clear of all Liens except any Lien granted pursuant hereto in favor of the Administrative Agent.

      SECTION 3.1.2. Valid Security Interest. The execution and delivery of this Pledge Agreement, together with the delivery of such Collateral to the Administrative Agent is effective to create a valid, perfected, first priority security interest in

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such Collateral and all proceeds thereof, securing the Secured Obligations.
Possession by the Administrative Agent of the Collateral is the only action necessary to perfect or protect such security interest in the Collateral, subject to Section 9-306 of the U.C.C.

      SECTION 3.1.3. As to Pledged Shares. In the case of any Pledged Shares constituting Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of each Pledged Share Issuer owned by such Pledgor that are required to be delivered in pledge under the terms of the Credit Agreement. On the Closing Date, such Pledgor has no Subsidiary other than the Pledged Share Issuers.

      SECTION 3.1.4. As to pledged Notes. In the case of each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

      SECTION 3.1.5. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

            (a) for the pledge by such Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by such Pledgor, or

            (b) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement, or, except, with respect to any Pledged Shares or the Pledged Notes, as may be required in connection with a disposition of such Pledged Shares or the Pledged Notes by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. Protect Collateral; Further Assurances, etc. Each Pledgor agrees and covenants that it will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder), except as permitted under the Credit Agreement. Each Pledgor will warrant and defend the right and title herein granted unto the

Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Each Pledgor agrees that at any time, and from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

      SECTION 4.2. Stock Powers, etc. Each Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by it pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. Each Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Administrative Agent.

      SECTION 4.3. Continuous Pledge. Subject to Section 2.4, each Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Administrative Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by it or distributable to it in respect of any Collateral and will not permit any Pledged Share Issuer to issue any capital stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis; provided, however, that, notwithstanding anything to the contrary contained herein, the Pledgors shall not be required to pledge more than 65% of the issued and outstanding capital stock of any Non-U.S. Subsidiary.

      SECTION 4.4. Voting Rights; Dividends, etc. Each Pledgor agrees:

            (a) after any (i) Default of the nature referred to in clause (b),
      (c) or (d) of Section 10.1.9 of the Credit

      Agreement with respect to any Obligor (other than an immaterial Subsidiary) shall have occurred and be continuing or (ii) any other Event of Default shall have occurred and be continuing, and the giving of notice from the Administrative Agent of its intent to exercise its remedies (in the case of this clause (a) (ii)), such Pledgor will deliver promptly upon receipt thereof (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with
      Section 6.4; and

            (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified each Pledgor of the Administrative Agent's intention to exercise its voting power under this
      Section 4.4(b)

                  (i) the Administrative Agent may exercise (to the exclusion of each Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and each Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                  (ii) promptly to deliver to the Administrative Agent such
            additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by such Pledgor but which such Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 4.4(b), such Pledgor shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Administrative Agent shall, upon the written request of such Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Pledgor which are necessary to allow such Pledgor to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

      SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints the Administrative Agent such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Administrative Agent's discretion, upon the occurrence and continuation of an Event of Default and subject to delivery of notice to such Pledgor, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

Each Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for monies actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.3. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as such Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) The Administrative Agent may

                  (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                  (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                  (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                  (iv) endorse any checks, drafts, or other writings in each
            Pledgor's name to allow collection of the Collateral,

                  (v) take control of any proceeds of the Collateral, and

                  (vi) execute (in the name, place and stead of each Pledgor)
            endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

      SECTION 6.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, each Pledgor agrees that, upon request of the Administrative Agent, it will, at its own expense:

            (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

            (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

            (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11 (a) of the Securities Act; and

            (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Lender Parties by reason of the failure by any Pledgor to perform any of the covenants contained in this Section and, consequently, to the extent permitted under applicable law, agrees that, if any Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

      SECTION 6.3. Compliance with Restrictions. Each Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and each Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to any Pledgor for any discount allowed by the reason of the fact that such

Collateral is sold in compliance with any such limitation or restriction.

      SECTION 6.4. Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section
10.3 of the Credit Agreement and Section 6.5) in whole or in part by the Administrative Agent against, all or any part of the Secured Obligations as follows: (i) first, to the reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the retaking, holding, preparing for sale, selling or other disposition of the Collateral, including, without limitation, all court costs and the reasonable fees and expenses of its agents and legal counsel; (ii) second, to the payment in full of the Secured Obligations or in the event that such proceeds are insufficient to pay in full the Secured Obligations, equally and ratably in accordance with each Lender's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Hedging Obligation included in the Secured Obligations (as to each Lender, applied first to fees and expense reimbursements then due to such Lender, then to interest due to such Lender, then to pay or prepay principal of the Loans owing to, or to reduce the "credit exposure" of, such Lender under such Hedging Obligation, as the case may be, then to pay (or cash collateralize) the remaining Secured Obligations); (iii) third, without duplication of any amounts paid pursuant to clause (ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section
10.4 of the Credit Agreement; and (iv) fourth, to each Pledgor, or its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining. For purposes of this Agreement, the "credit exposure" at any time of any Lender with respect to a Hedging Obligation to which such Lender is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Hedging Obligation. Each Pledgor shall remain liable to the Lenders for any deficiency. If the Administrative Agent has funds available to apply to a portion of, but not all of, one of the amounts described in clauses (i) through (iv) above, then the Administrative Agent shall apply such funds to the applicable parties in proportion to the amounts to which such parties would have been entitled if the entire amount described in any such clause had been available.

      SECTION 6.5. Indemnity and Expenses. Each Pledgor hereby jointly and severally indemnifies and holds harmless the Administrative Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, each Pledgor will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

            (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

            (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

            (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

            (d) the failure by any Pledgor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 7.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

      SECTION 7.3. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which each Pledgor agrees hereunder to perform and which such Pledgor shall fail to perform within 30 days after being requested in writing so to perform and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

      SECTION 7.4. Addresses for Notices. All notices and other communications provided to any party under this Agreement shall be in writing (including telecopier communication) and, (i) if to any Pledgor, mailed, telecopied or delivered to it, addressed to it in care of the Borrower at the address of the Borrower specified in the Credit Agreement and (ii) if to the Administrative Agent, mailed, telecopied or delivered to it, at the address of the Administrative Agent specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

      SECTION 7.5. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

      SECTION 7.6. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

      SECTION 7.7. Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 7.8. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      SECTION 7.9. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR EACH PLEDGOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT EACH PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH PLEDGOR HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT.

      SECTION 7.10. Waiver of Jury Trial. EACH PLEDGOR AND EACH LENDER PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EACH PLEDGOR OR ANY LENDER PARTY. EACH PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT ENTERING INTO THIS AGREEMENT AND THE LENDER PARTIES ENTERING INTO THE CREDIT AGREEMENT.

      IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                         [NAME OF PLEDGOR]

                                         By: ___________________________________
                                             Title:


                                         [NAME OF PLEDGOR]

                                         By: ___________________________________
                                             Title:


                                         [NAME OF PLEDGOR]

                                         By: ___________________________________
                                             Title:


                                         DLJ Capital Funding, Inc.,
                                           as Administrative Agent

                                         By: ___________________________________
                                             Title:

                                                                    ATTACHMENT 1
                                                                              to
                                                     Subsidiary Pledge Agreement

                                    PLEDGOR:

Item A. Pledged Notes

pledged Note Issuer                         Description

Item B. Pledged Shares

Pledged Share Issuer                                           Description of Shares
-----------------------------------------       ----------------------------------------------------
                                                                                            % of
                                                                                         Outstanding
                                                Authorized          Outstanding            Shares
                                                  Shares              Shares               Pledged
-----------------------------------------       ----------          -----------          -----------

-----------------------------------------       ----------          -----------          -----------

-----------------------------------------       ----------          -----------          -----------

-----------------------------------------       ----------          -----------          -----------

-----------------------------------------       ----------          -----------          -----------

-----------------------------------------       ----------          -----------          -----------

                                                                       EXHIBIT H

                               SUBSIDIARY GUARANTY

      This GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Guaranty"), dated as of ________, 19__, is made by each Subsidiary (as defined in the Credit Agreement referred to below) a signatory hereto on the date hereof and each other Subsidiary that may, from time to time become, pursuant to the terms of the Credit Agreement, a party hereto (individually, a "Guarantor" and collectively, the "Guarantors"), in favor of FLEET NATIONAL BANK, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (as defined below).

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Credit Agreement, dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement") among WGL Acquisition Corp., a New York corporation (the "Borrower"), the various financial institutions as are, or may from time to time become parties thereto (the "Lenders"), the Agents and the Documentation Agent named therein, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty;

      WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

      WHEREAS, it is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

      NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make each Credit Extension (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, each Guarantor jointly and severally agrees, for the benefit of each Lender Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Borrower" is defined in the first recital.

      "Credit Agreement" is defined in the first recital.

      "Guarantors" is defined in the preamble.

      "Guaranty" is defined in the preamble.

      "Lender Party" means, as the context may require, each Lender, the Issuer and each Agent and each of their respective successors, transferees and assigns.

      "Lenders" is defined in the first recital.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                   ARTICLE II

                               GUARANTY PROVISIONS

      SECTION 2.1. Guaranty. Each Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably

            (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor now or hereafter existing under the Credit Agreement, the Notes, the Letter of Credit and each other Loan Document to which the Borrower or such other Obligor is or may become a party (or, in the case of Letters of Credit, is or may become the account party), whether for principal, interest, Reimbursement Obligations, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss. 362(a), and the operation of Sections 502(b) and 506(b) of the United

      States Bankruptcy Code, 11 U.S.C. ss. 502(b) and ss. 506(b)), and

            (b) indemnifies and holds harmless each Lender Party and each holder of a Note for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Lender Party or such holder, as the case may be, in enforcing any rights under this Guaranty;

provided, however, that each Guarantor shall be liable under this Guaranty only for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Lender Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of such Guarantor hereunder.

      SECTION 2.2. Acceleration of Guaranty. Each Guarantor agrees that, in the event of the occurrence of any Event of Default described in clauses (b) through
(d) of Section 8.1.9 of the Credit Agreement with respect to any Obligor (other than an immaterial Subsidiary) and if such event shall occur at a time when any of the Obligations of the Borrower and each other Obligor may not then be due and payable, each Guarantor jointly and severally agrees that it will pay to the Lenders forthwith the full amount which would be payable hereunder by such Guarantor if all such Obligations were then due and payable.

      SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrower and each other Obligor have been paid in full, all Letters of Credit have been terminated or expired, all obligations of each Guarantor hereunder shall have been paid in full and all Commitments shall have terminated. Each Guarantor guarantees, to the extent permitted under applicable law, that the Obligations of the Borrower and each other Obligor will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party or any holder of any Note with respect thereto. The liability of each Guarantor under this Guaranty shall be joint and several, and shall be absolute, unconditional and irrevocable irrespective of:

            (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan Document;

            (b) the failure of any Lender Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor (including any Guarantor)) under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor (including any Guarantor) of, or collateral securing, any Obligations of the Borrower or any other Obligor;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower or any other Obligor, or any other extension, compromise or renewal of any Obligation of the Borrower or any other Obligor;

            (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, any other Obligor or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

            (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Lender Party or any holder of any Note securing any of the Obligations of the Borrower or any other Obligor; or

            (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

      SECTION 2.4. Reinstatement, etc. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Lender Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of the Borrower, any other Obligor or otherwise, all as though such payment had not been made.

      SECTION 2.5. Waiver, etc. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Obligor and this Guaranty and any requirement that the Administrative Agent, any other Lender Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower or any other Obligor, as the case may be.

      SECTION 2.6. Postponement of Subrogation. Each Guarantor agrees that it will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the prior payment, in full and in cash, of all Obligations of the Borrower and each other Obligor and the termination of all Commitments. Any amount paid to such Guarantor on account of any such subrogation rights prior to the payment in full of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Lender Parties and each holder of a Note and shall immediately be paid to the Lender Parties and each holder of a Note and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if all Obligations of the Borrower and each other Obligor have been paid in full and all Commitments have been permanently terminated, each Lender Party and each holder of a Note agrees that, at such Guarantor's request, the Lender Parties and the holders of the Notes will execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations of the Borrower and each other Obligor resulting from such payment by such Guarantor. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, each Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to any Lender Party or any holder of a Note.

      SECTION 2.7. Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall:

            (a) be binding upon each Guarantor, and each Guarantor's successors, transferees and assigns; and

            (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Lender Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties. Each Guarantor hereby represents and warrants to each Lender Party that the representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to such Guarantor and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by reference as though specifically set forth in this Section.

                                   ARTICLE IV

                                 COVENANTS, ETC.

      SECTION 4.1. Covenants. Each Guarantor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid, any Letters of Credit shall be outstanding or any Lender shall have any outstanding Commitment, such Guarantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by all of the agreements, covenants and obligations contained in Article VII of the Credit Agreement which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in such Article and all other terms of the Credit Agreement to which reference is made herein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by reference as though specifically set forth in this Section.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

      SECTION 5.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Lender Party and each holder of a Note and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that no Guarantor may assign any of its obligations hereunder without the prior written consent of all Lenders; provided further that upon the transfer, sale or other disposition of all of the Capital Stock of any Guarantor in accordance with the terms of the Credit Agreement (other than to the Borrower or another Guarantor), such Guarantor will automatically be released from its obligations hereunder. At the sole expense of the Borrower, the Administrative Agent will deliver any documents reasonably requested by the Borrower to evidence such release.

      SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 5.4. Addresses for Notices to Each Guarantor. All notices and other communications provided to any party under this Agreement shall be in writing (including telecopier communication) and (i) if to any Guarantor, mailed, telecopied or delivered to it, addressed to it in care of the Borrower at the address of the Borrower specified in the Credit Agreement, and (ii) if to the Administrative Agent, mailed, telecopied or delivered to it, at the address of the Administrative Agent specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

      SECTION 5.5. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Lender Party or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 5.6. Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

      SECTION 5.7. Setoff. In addition to, and not in limitation of, any rights of any Lender Party or any holder of a Note under applicable law, each Lender Party and each such holder shall, upon the occurrence of any Event of Default described in any of clause (b), (c) or (d) of Section 8.1.9 of the Credit Agreement with respect to any Obligor (other than an immaterial Subsidiary) or, with the consent of the Required Lenders, any Event of Default, have the right to appropriate and apply to the payment of the obligations of each Guarantor then due to it hereunder, and each Guarantor hereby grants to each Lender Party and each such holder a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with such Lender Party or such holder and any and all property of every kind or description of or in the name of such Guarantor now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, such Lender Party, such holder or any agent or bailee for such Lender Party or such holder; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement.

      SECTION 5.8. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

      SECTION 5.9. Governing Law, Entire Agreement. etc. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER

HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT
THERETO.

      SECTION 5.10. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR ANY GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT SUCH GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

      SECTION 5.11. Waiver of Jury Trial. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR ANY GUARANTOR. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT.

      IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        [SUBSIDIARY GUARANTOR]

                                        By _____________________________________
                                           Title:


                                        [SUBSIDIARY GUARANTOR]

                                        By _____________________________________
                                           Title:


                                        FLEET NATIONAL BANK,
                                         as Administrative Agent

                                        By _____________________________________
                                           Title:

                                                                       EXHIBIT I

                             PERFECTION CERTIFICATE

      The undersigned, the ________________ of WGL Acquisition Corp., a New York corporation (the "Company"), hereby certifies with reference to the Credit Agreement, dated as of July 10, 1997 (the "Credit Agreement"), among the Company, certain financial institutions parties thereto (the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Heller Financial, Inc., as the Documentation Agent for the Lenders (the Syndication Agent and the Administrative Agent are sometimes referred to herein as the "Agents" and each as an "Agent") (terms used but not defined herein have the meaning given to them in the Credit Agreement), to each of the Agents and each Lender as follows:

      1. Names. (a) The exact corporate name of the Company and each of its U.S. Subsidiaries as such names appear in their respective certificates of incorporation, is as follows:

            (b) Set forth below is each other corporate name that the Company and each of its U.S. Subsidiaries has had since its organization together with the date of the relevant change:

            (c) Except as set forth in item (b) above, none of the Company or any of its U.S. Subsidiaries has changed its identity or corporate structure in any way within the past five years.

            (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its U.S. Subsidiaries or any of their divisions or other business units at any time during the past five years:

      2. Taxpayer Identification Numbers. (a) The exact corporate taxpayer identification numbers of the Company and each of its U.S. Subsidiaries are as follows:

            (b) Set forth below is each other corporate taxpayer identification number the Company and each of its U.S. Subsidiaries has had since its organization together with the date of the relevant change:

            (c) The following is a list of all other taxpayer identification numbers used by the Company or any of its U.S. Subsidiaries or any of their divisions or other business units at any time during the past five years:

      3. Current Locations. (a) The chief executive office of the Company and each of its U.S. Subsidiaries is located at the following address:

            (b) The following are all locations where the Company and each of its U.S. Subsidiaries maintain any chattel paper or any books or records relating to any accounts receivable:

            (c) The following are all locations where the Company and each of its U.S. Subsidiaries maintain any lock-box accounts:

            (d) The following, listed on a state-by-state basis, are all the places of business of the Company and each of its U.S. Subsidiaries not identified above (identify whether location is owned or leased by the Company or a U.S. Subsidiary):

            (e) The following are all the locations where the Company and each of its U.S. Subsidiaries maintain any Equipment not identified above:

            (f) The following are the names and addresses of all persons other than the Company and its U.S. Subsidiaries which have possession of any of the Company's or any of its U.S. Subsidiaries' Equipment:

            (g) The following are all the locations where the Company and each of its U.S. Subsidiaries maintain any Inventory not identified above (identify whether locations are owned by the Company or a U.S. Subsidiary, leased by the Company or a U.S. Subsidiary or are public warehouses):

            (h) The following are the names and addresses of all persons other than the Company and its U.S. Subsidiaries which have possession of any of the Company's or any of its U.S. Subsidiaries' Inventory (explain relationship of such persons to the Company or a U.S. Subsidiary, e.g., consignee, etc.):

      4. Mobile Goods. Does the Company or any U.S. Subsidiary own railroad cars? Yes ___ No ___. Does the Company or any U.S. Subsidiary own any aircraft? Yes __ No___.

      5. Consigned Inventory. Approximate dollar amount of Inventory of the Company and U.S. Subsidiaries consigned to third parties at any time. $__________.

      6. Inventory Located Outside of U.S. Approximate dollar amount of Inventory of the Company and U.S. Subsidiaries located outside of the United States of America at any time. $__________.

      7. Method of Shipment of Inventory. List the methods by which Inventory of the Company and U.S. Subsidiaries is shipped to customers (e.g., common carrier, by company owned vehicles, company owned railroad cars, etc.):

      8. Unusual Transactions. All Receivables have been originated by the Company and its U.S. Subsidiaries and all Inventory has been acquired by the Company and its U.S. Subsidiaries in the ordinary course of its business.

      9. File Search Reports. Attached hereto as Schedule 9(A) are true copies of file search reports from the Uniform Commercial Code filing offices where filings described in paragraph 10 were made. Attached hereto as Schedule 9(B) is a true copy of each financing statement or other filing identified in such file search reports.

      10. UCC Filings. True, correct and complete copies of all financing statements to be filed in the Uniform Commercial Code filing offices in each jurisdiction identified in paragraph 3 hereof have been delivered to the Administrative Agent.

      11. Schedule of Filings. Attached hereto as Schedule 11 is a schedule setting forth filing information with respect to the filings described in paragraph 10 above.

      IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 1997.

                                       WGL ACQUISITION CORP.


                                       By: ______________________________
                                           Title:

                                  SCHEDULE 9(A)

                               File Search Reports

                                  SCHEDULE 9(B)

                      Financing Statements or Other Filings

                                   SCHEDULE 11

                               Schedule of Filings

Debtor                   Filing Office       File Number        Date of Filing
------                   -------------       -----------        --------------

                                                                       EXHIBIT J

                           LENDER ASSIGNMENT AGREEMENT

To:     WILSON GREATBATCH LTD.

To:     Fleet National Bank,
           as the Administrative Agent

                             WILSON GREATBATCH LTD.

Ladies and Gentlemen:

      We refer to clause (d) of Section 10.11.1 of the Credit Agreement dated as of July 10, 1997, among Wilson Greatbatch Ltd., a New York corporation (the "Borrower", following the Merger), the various financial institutions as are or may become parties thereto (the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent (the Syndication Agent and the Administrative Agent are sometimes referred to herein as the "Agents") and Heller Financial, Inc., as the Documentation Agent for the Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      This agreement is delivered to you pursuant to clause (d) of Section
10.11.1 of the Credit Agreement and also constitutes notice to each of you, pursuant to clause (c) of Section 10.11.1 of the Credit Agreement, of the assignment and delegation to _______________ (the "Assignee") of ___% of the [insert type of Credit Extensions being assigned] [Letter of Credit Outstandings and Commitments] of _____________ (the "Assignor") outstanding under the Credit Agreement on the date hereof. After giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages in respect of the applicable Tranche for the purposes of the Credit Agreement are set forth opposite such Person's name on the signature pages hereof.

      [Add paragraph dealing with accrued interest and fees with respect to Loans assigned.]

      The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Credit Extensions thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Credit Extensions under the Credit Agreement, the Assignee has performed its own analysis of the creditworthiness and financial condition of the Borrower and the other Obligors and such actions have and will be made without recourse to, or representation or warranty by the Agents.

      Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Agents

            (a) the Assignee

                  (i) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

                  (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

            (b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

      The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Agent the processing fee referred to in Section 10.11.1 of the Credit Agreement upon the delivery hereof.

      The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitments and requests the Administrative Agent to acknowledge receipt of this document:

                 (A) Address for Notices:

                               Institution Name:
                               Attention:
                               Domestic Office:
                               Telephone:
                               Facsimile:
                               Telex (Answerback):
                               LIBOR Office:
                               Telephone:
                               Facsimile:

                               Telex (Answerback):

                  (B) Payment Instructions:

      The Assignee agrees to furnish the tax form required by clause (b) of
Section 4.6 (if so required) of the Credit Agreement no later than the date of acceptance hereof by the Agents.

      This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Adjusted Percentage                   [ASSIGNOR]

Term-A Loan Commitment
        and
Term-A Loans:        __%

Term-B Loan Commitment
        and
Term-B Loans:       __%

Swing Line Loan
    Commitment
        and
Swing Line Loans    __%

Revolving Loan
    Commitment
        and
Revolving Loans
        and
Letters of Credit:  __%

                                                         By:____________________
                                                            Title:

Percentage                          [ASSIGNEE]

Term-A Loan Commitment
        and
Term-A Loans:        __%

Term-B Loan Commitment
        and
Term-B Loans:       __%

Swing Line Loan
    Commitment
        and
Swing Line Loans    __%

Revolving Loan
    Commitment
        and
Revolving Loans     __%

Letters of Credit:  __%

                                                         By:____________________
                                                            Title:

Accepted and Acknowledged
this __ day of ________, 19__


WILSON GREATBATCH LTD.

By: __________________________
    Title:


DLJ CAPITAL FUNDING, INC.,
    as Syndication Agent

By: __________________________
    Title:


FLEET NATIONAL BANK,
    as Administrative Agent
    and as Issuer

By: __________________________
    Title:

                             AFFIRMATION AND CONSENT
                                                                     Exhibit L

                                                    August 7, 1998

DLJ Capital Funding, Inc.,
  as Syndication Agent under the
  Amended and Restated Credit Agreement
  referred to below

Fleet National Bank,
  as Administrative Agent under the
  Amended and Restated Credit Agreement
  referred to below

        -and-

Each of the Lenders party to the
  Amended and Restated Credit Agreement
  referred to below.

                             WILSON GREATBATCH LTD.

Ladies and Gentlemen:

      This Affirmation and Consent is being delivered to the Agents and the Lenders pursuant to Section 5.1.6 of the Amended and Restated Credit Agreement, dated as of August 7, 1998 (the "Amended and Restated Credit Agreement"), amending and restating in its entirety the Credit Agreement dated as of July 10, 1997 (as amended, supplemented, amended and restated or otherwise modified prior to the Restatement Effective Date (as defined in the Amended and Restated Credit Agreement), the "Credit Agreement"), among Wilson Greatbatch Ltd., a New York corporation (the "Borrower") and the survivor by merger with WGL Acquisition Corp., DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Heller Financial, Inc., as Documentation Agent for the Lenders and Fleet National Bank, as Administrative Agent for the Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Amended and Restated Credit Agreement.

      By its signature below, each of the undersigned Obligors hereby acknowledges, consents and agrees to the terms and provisions set forth in the Amended and Restated Credit Agreement and further acknowledges that the Amended and Restated Credit Agreement provides for, among other things, an increased Revolving Loan Commitment in a maximum aggregate principal amount equal to $20,000,000 as well as an Additional Term-A Loan Commitment in a maximum aggregate principal amount equal to $20,000,000 and an Additional Term-B Loan Commitment in a maximum aggregate principal amount equal to $40,000,000.

      Each of the undersigned Obligors hereby reaffirms, as of the Restatement Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by the Amended and Restated Credit Agreement and the transactions contemplated thereby and (ii) its guarantee of payment of, and grant of security interest to secure, all Obligations under the Amended and Restated Credit Agreement, the Notes and each other Loan Document pursuant to the Holdco Guaranty and Pledge Agreement (in the case of Holdco) and the Intermediate Holdco Guaranty and Pledge Agreement (in the case of Intermediate Holdco), as such Obligations may be increased and otherwise modified pursuant to the Amended and Restated Credit Agreement.

      Each of the undersigned Obligors hereby certifies that, as of the date hereof (both before and after giving effect to the occurrence of the Restatement Effective Date), the representations and warranties made by it contained in the Loan Documents to which it is a party are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent any such representation or warranty refers or pertains solely to a date prior to the date hereof (in which case such representation and warranty was true and correct in all material respects as of such earlier date).

      Each of the undersigned Obligors further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the occurrence of the Restatement Effective Date, all references in such Loan Documents to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", or words of similar import shall mean the Credit Agreement and the Loan Documents, as the case may be, in each case after giving effect to the amendment and restatement set forth in the Amended and Restated Credit Agreement.

      Each of the undersigned Obligors hereby acknowledges and agrees that the acceptance by the Agents and each Lender of this document shall not be construed in any manner to establish any course of dealing on any Agent's or Lender's part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

      THIS AFFIRMATION AND CONSENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Affirmation and Consent as of the date first above written.


                                         WGL HOLDINGS, INC.

                                         By ____________________________________
                                            Name:
                                            Title:


                                         WGL INTERMEDIATE HOLDINGS, INC.

                                         By ____________________________________
                                            Name:
                                            Title:


                                      -3-